UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income - Initial Class	20.19%	8.96%	9.18%
VIP Equity-Income - Service Class A	20.08%	8.86%	9.08%
VIP Equity-Income - Service Class 2 B	19.93%	8.69%	8.96%
VIP Equity-Income - Investor Class C	20.04%	8.93%	9.16%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

VIP Equity-Income Portfolio

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund underperformed the Russell 3000® Value Index, which returned 22.34%. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's large-cap orientation relative to the index helped performance, but not enough to offset weak stock picks in industrials, materials, technology and consumer staples. However, the fund trailed the Russell index only modestly, as its focus on high-quality companies and good picks in banks, consumer discretionary and the exceptionally strong telecommunication services sector helped results. Detractors from performance included semiconductor giant Intel, which lost market share to Advanced Micro Devices in the server-based microprocessor market. Wal-Mart's disappointing operating results and sluggish sales growth caused its stock performance to lag. Contributors included telecommunications company BellSouth, which benefited from the announcement that it would be acquired by AT&T. Strong growth in defense spending helped aerospace/defense company Lockheed Martin produce better-than-expected revenues and earnings results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,143.40	$ 3.13
Hypothetical A	$ 1,000.00	$ 1,022.28	$ 2.96
Service Class
Actual	$ 1,000.00	$ 1,142.80	$ 3.67
Hypothetical A	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class 2
Actual	$ 1,000.00	$ 1,142.10	$ 4.48
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23
Service Class 2R
Actual	$ 1,000.00	$ 1,141.90	$ 4.48
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23
Investor Class
Actual	$ 1,000.00	$ 1,142.70	$ 3.78
Hypothetical A	$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.58%
Service Class	.68%
Service Class 2.83%
Service Class 2R	.83%
Investor Class	.70%

Annual Report

VIP Equity-Income Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.4	4.1
Bank of America Corp.	3.2	3.3
American International Group, Inc.	2.7	2.5
Citigroup, Inc.	2.6	2.6
JPMorgan Chase & Co.	2.3	2.3
AT&T, Inc.	2.2	1.9
Pfizer, Inc.	1.8	1.3
BellSouth Corp.	1.7	1.5
Wachovia Corp.	1.5	1.5
General Electric Co.	1.4	1.4
	24.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	27.8
Energy	12.9	13.1
Consumer Discretionary	12.0	12.1
Industrials	9.7	11.3
Information Technology	9.1	8.2
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 * *
	Stocks 98.7%		Stocks 99.1%
	Bonds 0.9%		Bonds 0.6%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	9.6%	* * Foreign investments	10.9%

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc.	457,477	$ 8,687,488
Gentex Corp.	595,400	9,264,424
The Goodyear Tire & Rubber Co. (a)(d)	758,100	15,912,519
		33,864,431
Automobiles - 1.1%
Hyundai Motor Co.	205,150	14,867,863
Monaco Coach Corp.	318,231	4,506,151
Peugeot Citroen SA	288,500	19,120,061
Renault SA	163,901	19,690,771
Toyota Motor Corp. sponsored ADR	430,700	57,847,317
Winnebago Industries, Inc.	349,700	11,508,627
		127,540,790
Diversified Consumer Services - 0.1%
Service Corp. International	1,723,300	17,663,825
Hotels, Restaurants & Leisure - 0.4%
Gaylord Entertainment Co. (a)	373,365	19,015,479
McDonald's Corp.	373,000	16,535,090
Wyndham Worldwide Corp. (a)	341,002	10,918,884
		46,469,453
Household Durables - 1.6%
Beazer Homes USA, Inc.	165,300	7,770,753
Black & Decker Corp.	41,100	3,286,767
KB Home	226,400	11,609,792
Lennar Corp. Class A	163,900	8,598,194
Newell Rubbermaid, Inc.	2,220,800	64,292,160
Sony Corp. sponsored ADR	453,200	19,410,556
The Stanley Works	327,730	16,481,542
Whirlpool Corp.	722,534	59,984,773
		191,434,537
Internet & Catalog Retail - 0.2%
Liberty Media Holding Corp. - Interactive Series A (a)	899,869	19,410,174
Leisure Equipment & Products - 0.3%
Eastman Kodak Co. (d)	1,464,000	37,771,200
Media - 4.8%
CBS Corp. Class B	709,543	22,123,551
Clear Channel Communications, Inc.	2,782,300	98,882,942
Comcast Corp. Class A	1,982,691	83,927,310
Gannett Co., Inc.	327,700	19,812,742
Idearc, Inc. (a)	186,370	5,339,501
McGraw-Hill Companies, Inc.	41,500	2,822,830
News Corp. Class A	774,316	16,632,308
NTL, Inc.	812,888	20,517,281
R.H. Donnelley Corp.	148,800	9,334,224
The McClatchy Co. Class A	575,865	24,934,955
The New York Times Co. Class A (d)	1,133,025	27,600,489
The Reader's Digest Association, Inc. (non-vtg.)	1,481,965	24,748,816

	Shares	Value (Note 1)
The Walt Disney Co.	899,500	$ 30,825,865
Time Warner, Inc.	5,602,750	122,027,895
Viacom, Inc. Class B (non-vtg.) (a)	1,638,343	67,221,213
		576,751,922
Multiline Retail - 1.0%
Dollar Tree Stores, Inc. (a)	903,251	27,187,861
Family Dollar Stores, Inc.	1,072,100	31,444,693
Federated Department Stores, Inc.	1,100,800	41,973,504
Sears Holdings Corp. (a)	82,400	13,837,432
Tuesday Morning Corp.	343,584	5,342,731
		119,786,221
Specialty Retail - 1.4%
AnnTaylor Stores Corp. (a)	288,391	9,470,760
Chico's FAS, Inc. (a)(d)	909,300	18,813,417
Gap, Inc.	188,300	3,671,850
Home Depot, Inc.	2,138,500	85,882,160
OfficeMax, Inc.	146,000	7,248,900
RadioShack Corp. (d)	2,096,700	35,182,626
Tiffany & Co., Inc.	351,700	13,800,708
		174,070,421
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	553,040	24,035,118
TOTAL CONSUMER DISCRETIONARY		1,368,798,092
CONSUMER STAPLES - 5.8%
Beverages - 0.7%
Anheuser-Busch Companies, Inc. (d)	1,126,100	55,404,120
SABMiller PLC	1,130,100	26,006,949
		81,411,069
Food & Staples Retailing - 1.5%
CVS Corp.	1,150,100	35,549,591
Rite Aid Corp.	2,365,468	12,868,146
Wal-Mart Stores, Inc.	2,849,600	131,594,528
		180,012,265
Food Products - 0.5%
Hershey Co.	328,600	16,364,280
Kraft Foods, Inc. Class A (d)	643,600	22,976,520
Tyson Foods, Inc. Class A	1,214,500	19,978,525
		59,319,325
Household Products - 1.2%
Colgate-Palmolive Co.	1,471,700	96,013,708
Kimberly-Clark Corp.	310,400	21,091,680
Procter & Gamble Co.	501,442	32,227,677
		149,333,065
Personal Products - 0.7%
Avon Products, Inc.	2,575,570	85,096,833
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	1,655,100	$ 142,040,682
TOTAL CONSUMER STAPLES		697,213,239
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,364,100	101,843,706
Halliburton Co.	1,307,895	40,610,140
Noble Corp.	639,300	48,682,695
Schlumberger Ltd. (NY Shares)	1,901,757	120,114,972
		311,251,513
Oil, Gas & Consumable Fuels - 10.3%
Apache Corp.	581,880	38,700,839
BP PLC sponsored ADR	616,742	41,383,388
Chevron Corp.	2,322,542	170,776,513
ConocoPhillips	1,348,900	97,053,355
EOG Resources, Inc.	524,900	32,780,005
Exxon Mobil Corp.	8,392,636	643,127,696
Hess Corp.	719,900	35,685,443
Lukoil Oil Co. sponsored ADR	266,100	23,552,511
Occidental Petroleum Corp.	831,200	40,587,496
Total SA sponsored ADR	1,031,733	74,202,237
Valero Energy Corp.	451,700	23,108,972
Williams Companies, Inc.	558,100	14,577,572
		1,235,536,027
TOTAL ENERGY		1,546,787,540
FINANCIALS - 28.7%
Capital Markets - 4.2%
Ameriprise Financial, Inc.	479,702	26,143,759
Bank of New York Co., Inc.	2,489,400	98,007,678
KKR Private Equity Investors, LP	652,400	14,352,800
KKR Private Equity Investors, LP Restricted Depositary Units (e)	708,100	15,578,200
Mellon Financial Corp.	1,271,600	53,597,940
Merrill Lynch & Co., Inc.	1,192,400	111,012,440
Morgan Stanley	1,750,400	142,535,072
Nomura Holdings, Inc.	935,000	17,631,877
State Street Corp.	462,153	31,167,598
		510,027,364
Commercial Banks - 4.8%
Barclays PLC Sponsored ADR (d)	657,400	38,221,236
HSBC Holdings PLC sponsored ADR (d)	246,400	22,582,560
KeyCorp	728,500	27,704,855
Lloyds TSB Group PLC	2,118,800	24,011,300
Marshall & Ilsley Corp.	492,800	23,708,608

	Shares	Value (Note 1)
PNC Financial Services Group, Inc.	616,314	$ 45,631,889
Royal Bank of Scotland Group PLC	592,888	23,142,732
U.S. Bancorp, Delaware	1,479,938	53,558,956
Wachovia Corp.	3,101,257	176,616,586
Wells Fargo & Co.	3,854,200	137,055,352
		572,234,074
Consumer Finance - 0.5%
American Express Co.	634,796	38,513,073
Capital One Financial Corp.	226,400	17,392,048
		55,905,121
Diversified Financial Services - 8.3%
Bank of America Corp.	7,175,177	383,082,700
Citigroup, Inc.	5,613,119	312,650,728
FirstRand Ltd.	7,037,125	22,298,626
JPMorgan Chase & Co. (d)	5,696,412	275,136,700
		993,168,754
Insurance - 8.1%
ACE Ltd.	2,142,596	129,777,040
AFLAC, Inc.	143,600	6,605,600
Allianz AG sponsored ADR	1,071,900	21,888,198
Allstate Corp.	1,050,200	68,378,522
American International Group, Inc.	4,588,550	328,815,493
Genworth Financial, Inc. Class A (non-vtg.)	116,202	3,975,270
Hartford Financial Services Group, Inc.	890,900	83,129,879
Marsh & McLennan Companies, Inc.	881,907	27,039,269
MetLife, Inc. unit	835,300	25,543,474
Montpelier Re Holdings Ltd.	1,344,500	25,021,145
PartnerRe Ltd.	486,620	34,564,619
Swiss Reinsurance Co. (Reg.)	321,551	27,328,999
The St. Paul Travelers Companies, Inc.	2,274,726	122,130,039
Willis Group Holdings Ltd.	937,000	37,208,270
XL Capital Ltd. Class A	415,820	29,947,356
		971,353,173
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp.	376,800	23,719,560
Equity Office Properties Trust	557,200	26,840,324
Equity Residential (SBI)	381,400	19,356,050
		69,915,934
Thrifts & Mortgage Finance - 2.2%
Countrywide Financial Corp.	412,110	17,494,070
Fannie Mae	2,617,310	155,442,041
Freddie Mac (d)	1,148,000	77,949,200
Sovereign Bancorp, Inc.	516,251	13,107,600
		263,992,911
TOTAL FINANCIALS		3,436,597,331
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 7.0%
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	1,982,832	$ 91,983,576
Boston Scientific Corp. (a)	842,357	14,471,693
		106,455,269
Health Care Providers & Services - 0.3%
Omnicare, Inc.	266,100	10,279,443
UnitedHealth Group, Inc.	383,947	20,629,472
		30,908,915
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	2,213,300	58,254,056
Johnson & Johnson	1,829,300	120,770,386
Merck & Co., Inc.	2,109,200	91,961,120
Novartis AG sponsored ADR	361,700	20,776,048
Pfizer, Inc.	8,398,200	217,513,380
Schering-Plough Corp.	3,284,630	77,648,653
Wyeth	2,169,100	110,450,572
		697,374,215
TOTAL HEALTH CARE		834,738,399
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.1%
General Dynamics Corp.	297,700	22,133,995
Honeywell International, Inc.	2,504,425	113,300,187
Lockheed Martin Corp.	506,300	46,615,041
The Boeing Co.	177,300	15,751,332
United Technologies Corp.	844,540	52,800,641
		250,601,196
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	217,800	16,330,644
Building Products - 0.3%
Masco Corp.	1,145,000	34,201,150
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	930,600	34,218,162
Electrical Equipment - 0.4%
Emerson Electric Co.	997,400	43,975,366
Industrial Conglomerates - 3.1%
3M Co.	654,700	51,020,771
General Electric Co.	4,634,090	172,434,489
Siemens AG sponsored ADR	20,500	2,020,275
Textron, Inc.	263,300	24,689,641
Tyco International Ltd.	4,253,346	129,301,718
		379,466,894
Machinery - 2.3%
Briggs & Stratton Corp. (d)	958,688	25,836,642
Caterpillar, Inc.	485,500	29,775,715
Deere & Co.	156,100	14,840,427
Dover Corp.	1,141,900	55,975,938
Eaton Corp.	165,700	12,450,698

	Shares	Value (Note 1)
Illinois Tool Works, Inc.	337,300	$ 15,579,887
Ingersoll-Rand Co. Ltd. Class A	883,888	34,586,537
Navistar International Corp. (a)	649,295	21,705,932
SPX Corp.	1,080,489	66,082,707
		276,834,483
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	930,400	68,672,824
Hertz Global Holdings, Inc.	307,900	5,354,381
Laidlaw International, Inc.	268,000	8,155,240
Union Pacific Corp.	287,100	26,418,942
		108,601,387
TOTAL INDUSTRIALS		1,144,229,282
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.1%
Alcatel-Lucent SA sponsored ADR	1,280,488	18,208,539
Cisco Systems, Inc. (a)	2,508,000	68,543,640
Lucent Technologies, Inc. warrants 12/10/07 (a)	8,328	2,582
Motorola, Inc.	1,673,712	34,411,519
Nortel Networks Corp. (a)	308,740	8,282,493
		129,448,773
Computers & Peripherals - 2.6%
EMC Corp. (a)(d)	3,040,100	40,129,320
Hewlett-Packard Co.	2,804,111	115,501,332
Imation Corp.	328,300	15,242,969
International Business Machines Corp.	1,280,500	124,400,575
Sun Microsystems, Inc. (a)	3,725,375	20,191,533
		315,465,729
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	912,800	31,811,080
Arrow Electronics, Inc. (a)	775,900	24,479,645
Avnet, Inc. (a)	1,566,330	39,988,405
Solectron Corp. (a)	5,630,400	18,129,888
Tektronix, Inc.	143,608	4,189,045
		118,598,063
Internet Software & Services - 0.0%
Google, Inc. Class A (sub. vtg.) (a)	8,200	3,775,936
IT Services - 0.3%
MoneyGram International, Inc.	912,900	28,628,544
The Western Union Co.	390,300	8,750,526
		37,379,070
Office Electronics - 0.5%
Xerox Corp. (a)	3,896,635	66,047,964
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	1,406,800	46,241,516
Applied Materials, Inc.	2,485,400	45,855,630
Intel Corp.	4,522,000	91,570,500
Micron Technology, Inc. (a)	1,589,200	22,185,232
National Semiconductor Corp.	1,558,747	35,383,557
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	28,040	$ 18,482,283
Spansion, Inc. Class A	410,900	6,105,974
Teradyne, Inc. (a)	809,300	12,107,128
Verigy Ltd.	296,059	5,255,047
		283,186,867
Software - 1.2%
Autodesk, Inc. (a)	144,000	5,826,240
Microsoft Corp.	3,073,500	91,774,710
Oracle Corp. (a)	731,200	12,532,768
Symantec Corp. (a)	1,496,133	31,194,373
		141,328,091
TOTAL INFORMATION TECHNOLOGY		1,095,230,493
MATERIALS - 3.8%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	621,300	43,664,964
Arkema (a)	12,180	625,996
Arkema sponsored ADR (a)	234,455	11,992,363
Ashland, Inc.	172,200	11,912,796
Bayer AG sponsored ADR	270,700	14,444,552
Celanese Corp. Class A	672,400	17,401,712
Chemtura Corp.	2,044,164	19,685,301
Dow Chemical Co.	694,300	27,730,342
E.I. du Pont de Nemours & Co.	836,800	40,760,528
Georgia Gulf Corp.	759,800	14,671,738
Lyondell Chemical Co.	470,766	12,037,474
PolyOne Corp. (a)	1,126,200	8,446,500
Rohm & Haas Co.	166,256	8,499,007
Tronox, Inc. Class B	179,376	2,832,347
		234,705,620
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	2,730,472	28,833,784
Metals & Mining - 1.0%
Alcan, Inc.	601,700	29,300,623
Alcoa, Inc.	2,359,016	70,794,070
Phelps Dodge Corp.	188,000	22,507,360
		122,602,053
Paper & Forest Products - 0.6%
International Paper Co.	1,105,400	37,694,140
Weyerhaeuser Co.	519,600	36,709,740
		74,403,880
TOTAL MATERIALS		460,545,337
TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 5.7%
AT&T, Inc. (d)	7,251,893	259,255,175

	Shares	Value (Note 1)
BellSouth Corp.	4,402,699	$ 207,411,150
Qwest Communications International, Inc. (a)	5,870,900	49,139,433
Telkom SA Ltd. sponsored ADR (d)	329,475	26,713,833
Verizon Communications, Inc.	3,727,402	138,808,450
		681,328,041
Wireless Telecommunication Services - 0.9%
MTN Group Ltd.	515,700	6,278,791
Sprint Nextel Corp.	3,408,000	64,377,120
Vodafone Group PLC sponsored ADR	1,248,187	34,674,635
		105,330,546
TOTAL TELECOMMUNICATION SERVICES		786,658,587
UTILITIES - 3.4%
Electric Utilities - 0.8%
Entergy Corp.	658,100	60,755,792
Exelon Corp.	494,000	30,573,660
		91,329,452
Independent Power Producers & Energy Traders - 0.7%
AES Corp. (a)	1,644,400	36,242,576
TXU Corp.	788,840	42,763,016
		79,005,592
Multi-Utilities - 1.9%
Dominion Resources, Inc.	968,900	81,232,576
Duke Energy Corp.	921,000	30,586,410
Public Service Enterprise Group, Inc.	933,800	61,985,644
Wisconsin Energy Corp.	1,286,100	61,038,306
		234,842,936
TOTAL UTILITIES		405,177,980
TOTAL COMMON STOCKS (Cost $8,186,731,717)		11,775,976,280
Convertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Ford Motor Co. Capital Trust II 6.50%	402,500	13,837,950
General Motors Corp.:
Series B, 5.25%	359,600	7,634,308
Series C, 6.25%	253,100	5,785,866
		27,258,124
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	384,900	8,564,025
TOTAL CONSUMER DISCRETIONARY		35,822,149
FINANCIALS - 0.1%
Insurance - 0.1%
Conseco, Inc. Series B, 5.50%	143,400	3,559,188
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Travelers Property Casualty Corp. 4.50%	208,200	$ 5,579,760
XL Capital Ltd. 6.50%	475,300	11,174,303
		20,313,251
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Schering-Plough Corp. 6.00%	176,300	10,045,574
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	67,100	2,432,375
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $76,185,301)		68,613,349
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 9,770,000	10,456,831
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,640,000	3,794,700
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (e)	11,400,000	11,510,580
News America, Inc. liquid yield option note 0% 2/28/21 (e)	22,670,000	13,460,313
		24,970,893
TOTAL CONSUMER DISCRETIONARY		39,222,424
INDUSTRIALS - 0.2%
Airlines - 0.1%
UAL Corp. 4.5% 6/30/21 (e)	8,680,000	12,500,068
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 3.125% 1/15/23	5,220,000	7,412,922
TOTAL INDUSTRIALS		19,912,990
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc.:
3.5% 6/15/12	6,220,000	7,692,772

	Principal Amount	Value (Note 1)
5.25% 12/15/11 (e)	$ 11,850,000	$ 18,528,186
5.25% 12/15/11	3,930,000	6,144,791
		32,365,749
TOTAL CONVERTIBLE BONDS		91,501,163
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	13,639,145
TOTAL CORPORATE BONDS (Cost $92,953,803)		105,140,308
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 5.37% (b)	47,106,209	47,106,209
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	337,798,594	337,798,594
TOTAL MONEY MARKET FUNDS (Cost $384,904,803)		384,904,803
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $8,740,775,624)		12,334,634,740
NET OTHER ASSETS - (2.8)%		(340,944,513)
NET ASSETS - 100%		$ 11,993,690,227
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,577,347 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,755,983
Fidelity Securities Lending Cash Central Fund	1,591,296
Total	$ 3,347,279

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $331,211,680) - See accompanying schedule: Unaffiliated issuers (cost $8,355,870,821)	$ 11,949,729,937
Fidelity Central Funds (cost $384,904,803)	384,904,803
Total Investments (cost $8,740,775,624)		$ 12,334,634,740
Receivable for investments sold		985,125
Receivable for fund shares sold		854,292
Dividends receivable		14,969,169
Interest receivable		1,146,970
Prepaid expenses		53,533
Other receivables		558,501
Total assets		12,353,202,330

Liabilities
Payable for investments purchased	$ 5,984,867
Payable for fund shares redeemed	7,928,275
Accrued management fee	4,616,752
Distribution fees payable	584,627
Other affiliated payables	1,077,657
Other payables and accrued expenses	1,521,331
Collateral on securities loaned, at value	337,798,594
Total liabilities		359,512,103

Net Assets		$ 11,993,690,227
Net Assets consist of:
Paid in capital		$ 8,382,644,063
Undistributed net investment income		6,057,687
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,129,272
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,593,859,205
Net Assets		$ 11,993,690,227

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($8,315,158,819 ÷ 317,373,077 shares)	$ 26.20

Service Class: Net Asset Value, offering price and redemption price per share ($1,118,333,037 ÷ 42,831,440 shares)	$ 26.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,373,058,996 ÷ 91,743,429 shares)	$ 25.87

Service Class 2R: Net Asset Value, offering price and redemption price per share ($17,089,178 ÷ 664,071 shares)	$ 25.73

Investor Class: Net Asset Value, offering price and redemption price per share ($170,050,197 ÷ 6,502,985 shares)	$ 26.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Equity-Income Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 249,862,922
Interest		3,646,574
Income from Fidelity Central Funds (including $1,591,296 from security lending)		3,347,279
Total income		256,856,775

Expenses
Management fee	$ 51,498,631
Transfer agent fees	7,533,695
Distribution fees	6,043,143
Accounting and security lending fees	1,448,191
Custodian fees and expenses	253,854
Independent trustees' compensation	40,857
Appreciation in deferred trustee compensation account	12,469
Audit	116,162
Legal	204,028
Interest	70,229
Miscellaneous	1,821,006
Total expenses before reductions	69,042,265
Expense reductions	(447,375)	68,594,890
Net investment income (loss)		188,261,885
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	828,364,854
Foreign currency transactions	(53,108)
Total net realized gain (loss)		828,311,746
Change in net unrealized appreciation (depreciation) on: Investment securities	1,034,327,955
Assets and liabilities in foreign currencies	3,201
Total change in net unrealized appreciation (depreciation)		1,034,331,156
Net gain (loss)		1,862,642,902
Net increase (decrease) in net assets resulting from operations		$ 2,050,904,787

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 188,261,885	$ 180,286,741
Net realized gain (loss)	828,311,746	551,406,495
Change in net unrealized appreciation (depreciation)	1,034,331,156	(133,326,683)
Net increase (decrease) in net assets resulting from operations	2,050,904,787	598,366,553
Distributions to shareholders from net investment income	(361,533,412)	(175,959,121)
Distributions to shareholders from net realized gain	(1,350,709,216)	(394,382,958)
Total distributions	(1,712,242,628)	(570,342,079)
Share transactions - net increase (decrease)	928,687,527	(588,913,583)
Redemption fees	4,203	2,560
Total increase (decrease) in net assets	1,267,353,889	(560,886,549)

Net Assets
Beginning of period	10,726,336,338	11,287,222,887
End of period (including undistributed net investment income of $6,057,687 and undistributed net investment income of $180,172,674, respectively)	$ 11,993,690,227	$ 10,726,336,338

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.49	$ 25.37	$ 23.18	$ 18.16	$ 22.75
Income from Investment Operations
Net investment income (loss) C	.45	.42	.40	.36	.34
Net realized and unrealized gain (loss)	4.37	1.00	2.24	5.01	(4.08)
Total from investment operations	4.82	1.42	2.64	5.37	(3.74)
Distributions from net investment income	(.89)	(.41)	(.36)	(.35)	(.36)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.11)	(1.30)	(.45)	(.35)	(.85)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.20	$ 25.49	$ 25.37	$ 23.18	$ 18.16
Total Return A, B	20.19%	5.87%	11.53%	30.33%	(16.95)%
Ratios to Average Net Assets D, F
Expenses before reductions	.57%	.56%	.58%	.57%	.57%
Expenses net of fee waivers, if any	.57%	.56%	.58%	.57%	.57%
Expenses net of all reductions	.56%	.55%	.57%	.56%	.56%
Net investment income (loss)	1.76%	1.71%	1.71%	1.83%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,315,159	$ 7,875,801	$ 8,689,829	$ 8,402,963	$ 6,895,940
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.39	$ 25.28	$ 23.11	$ 18.10	$ 22.67
Income from Investment Operations
Net investment income (loss) C	.43	.39	.38	.34	.32
Net realized and unrealized gain (loss)	4.35	1.00	2.22	5.00	(4.06)
Total from investment operations	4.78	1.39	2.60	5.34	(3.74)
Distributions from net investment income	(.84)	(.39)	(.34)	(.33)	(.34)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.06)	(1.28)	(.43)	(.33)	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.11	$ 25.39	$ 25.28	$ 23.11	$ 18.10
Total Return A, B	20.08%	5.76%	11.38%	30.22%	(17.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.66%	.68%	.67%	.67%
Expenses net of all reductions	.66%	.65%	.67%	.66%	.66%
Net investment income (loss)	1.66%	1.61%	1.61%	1.73%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,118,333	$ 1,079,838	$ 1,170,778	$ 1,071,483	$ 771,516
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.17	$ 25.09	$ 22.96	$ 18.00	$ 22.59
Income from Investment Operations
Net investment income (loss) C	.38	.35	.34	.31	.28
Net realized and unrealized gain (loss)	4.32	.98	2.21	4.97	(4.04)
Total from investment operations	4.70	1.33	2.55	5.28	(3.76)
Distributions from net investment income	(.78)	(.36)	(.33)	(.32)	(.34)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.00)	(1.25)	(.42)	(.32)	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.87	$ 25.17	$ 25.09	$ 22.96	$ 18.00
Total Return A, B	19.93%	5.57%	11.23%	30.03%	(17.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	.82%	.81%	.83%	.82%	.83%
Expenses net of fee waivers, if any	.82%	.81%	.83%	.82%	.83%
Expenses net of all reductions	.82%	.80%	.82%	.81%	.82%
Net investment income (loss)	1.51%	1.46%	1.46%	1.58%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,373,059	$ 1,723,546	$ 1,420,999	$ 916,679	$ 403,632
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.08	$ 25.01	$ 22.91	$ 17.99	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.38	.35	.34	.31	.18
Net realized and unrealized gain (loss)	4.29	.99	2.20	4.96	(4.01)
Total from investment operations	4.67	1.34	2.54	5.27	(3.83)
Distributions from net investment income	(.80)	(.38)	(.35)	(.35)	-
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	-
Total distributions	(4.02)	(1.27)	(.44)	(.35)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 25.73	$ 25.08	$ 25.01	$ 22.91	$ 17.99
Total Return B, C, D	19.89%	5.61%	11.22%	30.05%	(17.55)%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.81%	.83%	.82%	.85% A
Expenses net of fee waivers, if any	.82%	.81%	.83%	.82%	.85% A
Expenses net of all reductions	.81%	.80%	.82%	.81%	.84% A
Net investment income (loss)	1.51%	1.46%	1.46%	1.57%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,089	$ 9,651	$ 5,617	$ 1,891	$ 471
Portfolio turnover rate G	22%	19%	22%	26%	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.42	.17
Net realized and unrealized gain (loss)	4.36	.85
Total from investment operations	4.78	1.02
Distributions from net investment income	(.89)	-
Distributions from net realized gain	(3.22)	-
Total distributions	(4.11)	-
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 26.15	$ 25.48
Total Return B, C, D	20.04%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	.69%	.74% A
Expenses net of fee waivers, if any	.69%	.74% A
Expenses net of all reductions	.69%	.73% A
Net investment income (loss)	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,050	$ 37,500
Portfolio turnover rate G	22%	19%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Equity-Income Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,880,252,554
Unrealized depreciation	(295,422,391)
Net unrealized appreciation (depreciation)	3,584,830,163
Undistributed ordinary income	8,572,542
Undistributed long-term capital gain	13,681,943

Cost for federal income tax purposes	$ 8,749,804,577

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 503,567,088	$ 222,487,447
Long-term Capital Gains	1,208,675,540	347,854,632
Total	$ 1,712,242,628	$ 570,342,079

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,437,840,437 and $3,025,706,165, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,079,776
Service Class 2	4,934,301
Service Class 2R	29,066
$ 6,043,143

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5,281,345
Service Class	718,009
Service Class 2	1,344,318
Service Class 2R	7,837
Investor Class	182,186
$ 7,533,695

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

VIP Equity-Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,656 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,969,083	4.87%	$ 64,697

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $30,011 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,306,333. The weighted average interest rate was 5.27%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $263,222 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $16,021.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 22% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 264,166,176	$ 137,602,640
Service Class	33,884,044	17,563,270
Service Class 2	59,720,009	20,698,826
Service Class 2R	384,977	94,385
Investor Class	3,378,206	-
Total	$ 361,533,412	$ 175,959,121
From net realized gain
Initial Class	$ 955,191,565	$ 302,386,049
Service Class	129,915,591	40,600,805
Service Class 2	250,476,248	51,172,097
Service Class 2R	1,596,604	224,007
Investor Class	13,529,208	-
Total	$ 1,350,709,216	$ 394,382,958

VIP Equity-Income Portfolio

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	11,142,631	9,995,592	$ 291,841,012	$ 243,588,116
Reinvestment of distributions	48,349,563	18,234,094	1,219,357,741	439,988,689
Shares redeemed	(51,111,950)	(61,778,854)	(1,316,326,890)	(1,504,207,375)
Net increase (decrease)	8,380,244	(33,549,168)	$ 194,871,863	$ (820,630,570)
Service Class
Shares sold	1,973,377	1,664,065	$ 51,112,539	$ 40,334,290
Reinvestment of distributions	6,517,581	2,417,459	163,799,635	58,164,074
Shares redeemed	(8,189,522)	(7,864,758)	(210,464,004)	(190,937,287)
Net increase (decrease)	301,436	(3,783,234)	$ 4,448,170	$ (92,438,923)
Service Class 2
Shares sold	18,633,564	15,407,445	$ 478,385,754	$ 370,175,387
Reinvestment of distributions	12,399,920	3,009,670	310,196,257	71,870,922
Shares redeemed	(7,758,659)	(6,593,873)	(196,924,442)	(158,371,244)
Net increase (decrease)	23,274,825	11,823,242	$ 591,657,569	$ 283,675,065
Service Class 2R
Shares sold	328,046	229,939	$ 8,477,584	$ 5,501,232
Reinvestment of distributions	79,377	13,378	1,981,581	318,391
Shares redeemed	(128,136)	(83,085)	(3,244,089)	(1,983,529)
Net increase (decrease)	279,287	160,232	$ 7,215,076	$ 3,836,094
Investor Class
Shares sold	4,614,643	1,480,945	$ 119,868,954	$ 36,874,007
Reinvestment of distributions	660,041	-	16,907,414	-
Shares redeemed	(243,553)	(9,091)	(6,281,519)	(229,256)
Net increase (decrease)	5,031,131	1,471,854	$ 130,494,849	$ 36,644,751

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

VIP Equity-Income Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees *:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Equity-Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Equity-Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Equity-Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Stephen R. Petersen (50)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen worked as a research analyst and portfolio manager. Mr. Petersen also serves as Senior Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Equity-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Equity-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Equity-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Equity-Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Equity-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Equity-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$.01	$.04
Service Class	02/09/07	02/09/07	$.01	$.04
Service Class 2	02/09/07	02/09/07	$.01	$.04
Investor Class	02/09/07	02/09/07	$.01	$.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006 $760,494,950, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 76% and 86%; Service Class designates 79% and 90%; Service Class 2 designates 83% and 95%; and Investor Class designates 75% and 88% of the dividends distributed in February and December 2006 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Equity-Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Equity-Income Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

VIP Equity-Income Portfolio

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0207
1.540027.109

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio - Service Class 2R

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Equity Income - Service Class 2R A	19.89%	8.68%	8.96%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based distribution fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Service Class 2R returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2R shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Service Class 2R on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

VIP Equity-Income Portfolio

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund underperformed the Russell 3000® Value Index, which returned 22.34%. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's large-cap orientation relative to the index helped performance, but not enough to offset weak stock picks in industrials, materials, technology and consumer staples. However, the fund trailed the Russell index only modestly, as its focus on high-quality companies and good picks in banks, consumer discretionary and the exceptionally strong telecommunication services sector helped results. Detractors from performance included semiconductor giant Intel, which lost market share to Advanced Micro Devices in the server-based microprocessor market. Wal-Mart's disappointing operating results and sluggish sales growth caused its stock performance to lag. Contributors included telecommunications company BellSouth, which benefited from the announcement that it would be acquired by AT&T. Strong growth in defense spending helped aerospace/defense company Lockheed Martin produce better-than-expected revenues and earnings results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,143.40	$ 3.13
Hypothetical A	$ 1,000.00	$ 1,022.28	$ 2.96
Service Class
Actual	$ 1,000.00	$ 1,142.80	$ 3.67
Hypothetical A	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class 2
Actual	$ 1,000.00	$ 1,142.10	$ 4.48
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23
Service Class 2R
Actual	$ 1,000.00	$ 1,141.90	$ 4.48
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23
Investor Class
Actual	$ 1,000.00	$ 1,142.70	$ 3.78
Hypothetical A	$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.58%
Service Class	.68%
Service Class 2.83%
Service Class 2R	.83%
Investor Class	.70%

Annual Report

VIP Equity-Income Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.4	4.1
Bank of America Corp.	3.2	3.3
American International Group, Inc.	2.7	2.5
Citigroup, Inc.	2.6	2.6
JPMorgan Chase & Co.	2.3	2.3
AT&T, Inc.	2.2	1.9
Pfizer, Inc.	1.8	1.3
BellSouth Corp.	1.7	1.5
Wachovia Corp.	1.5	1.5
General Electric Co.	1.4	1.4
	24.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	27.8
Energy	12.9	13.1
Consumer Discretionary	12.0	12.1
Industrials	9.7	11.3
Information Technology	9.1	8.2
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 * *
	Stocks 98.7%		Stocks 99.1%
	Bonds 0.9%		Bonds 0.6%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	9.6%	* * Foreign investments	10.9%

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc.	457,477	$ 8,687,488
Gentex Corp.	595,400	9,264,424
The Goodyear Tire & Rubber Co. (a)(d)	758,100	15,912,519
		33,864,431
Automobiles - 1.1%
Hyundai Motor Co.	205,150	14,867,863
Monaco Coach Corp.	318,231	4,506,151
Peugeot Citroen SA	288,500	19,120,061
Renault SA	163,901	19,690,771
Toyota Motor Corp. sponsored ADR	430,700	57,847,317
Winnebago Industries, Inc.	349,700	11,508,627
		127,540,790
Diversified Consumer Services - 0.1%
Service Corp. International	1,723,300	17,663,825
Hotels, Restaurants & Leisure - 0.4%
Gaylord Entertainment Co. (a)	373,365	19,015,479
McDonald's Corp.	373,000	16,535,090
Wyndham Worldwide Corp. (a)	341,002	10,918,884
		46,469,453
Household Durables - 1.6%
Beazer Homes USA, Inc.	165,300	7,770,753
Black & Decker Corp.	41,100	3,286,767
KB Home	226,400	11,609,792
Lennar Corp. Class A	163,900	8,598,194
Newell Rubbermaid, Inc.	2,220,800	64,292,160
Sony Corp. sponsored ADR	453,200	19,410,556
The Stanley Works	327,730	16,481,542
Whirlpool Corp.	722,534	59,984,773
		191,434,537
Internet & Catalog Retail - 0.2%
Liberty Media Holding Corp. - Interactive Series A (a)	899,869	19,410,174
Leisure Equipment & Products - 0.3%
Eastman Kodak Co. (d)	1,464,000	37,771,200
Media - 4.8%
CBS Corp. Class B	709,543	22,123,551
Clear Channel Communications, Inc.	2,782,300	98,882,942
Comcast Corp. Class A	1,982,691	83,927,310
Gannett Co., Inc.	327,700	19,812,742
Idearc, Inc. (a)	186,370	5,339,501
McGraw-Hill Companies, Inc.	41,500	2,822,830
News Corp. Class A	774,316	16,632,308
NTL, Inc.	812,888	20,517,281
R.H. Donnelley Corp.	148,800	9,334,224
The McClatchy Co. Class A	575,865	24,934,955
The New York Times Co. Class A (d)	1,133,025	27,600,489
The Reader's Digest Association, Inc. (non-vtg.)	1,481,965	24,748,816

	Shares	Value (Note 1)
The Walt Disney Co.	899,500	$ 30,825,865
Time Warner, Inc.	5,602,750	122,027,895
Viacom, Inc. Class B (non-vtg.) (a)	1,638,343	67,221,213
		576,751,922
Multiline Retail - 1.0%
Dollar Tree Stores, Inc. (a)	903,251	27,187,861
Family Dollar Stores, Inc.	1,072,100	31,444,693
Federated Department Stores, Inc.	1,100,800	41,973,504
Sears Holdings Corp. (a)	82,400	13,837,432
Tuesday Morning Corp.	343,584	5,342,731
		119,786,221
Specialty Retail - 1.4%
AnnTaylor Stores Corp. (a)	288,391	9,470,760
Chico's FAS, Inc. (a)(d)	909,300	18,813,417
Gap, Inc.	188,300	3,671,850
Home Depot, Inc.	2,138,500	85,882,160
OfficeMax, Inc.	146,000	7,248,900
RadioShack Corp. (d)	2,096,700	35,182,626
Tiffany & Co., Inc.	351,700	13,800,708
		174,070,421
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	553,040	24,035,118
TOTAL CONSUMER DISCRETIONARY		1,368,798,092
CONSUMER STAPLES - 5.8%
Beverages - 0.7%
Anheuser-Busch Companies, Inc. (d)	1,126,100	55,404,120
SABMiller PLC	1,130,100	26,006,949
		81,411,069
Food & Staples Retailing - 1.5%
CVS Corp.	1,150,100	35,549,591
Rite Aid Corp.	2,365,468	12,868,146
Wal-Mart Stores, Inc.	2,849,600	131,594,528
		180,012,265
Food Products - 0.5%
Hershey Co.	328,600	16,364,280
Kraft Foods, Inc. Class A (d)	643,600	22,976,520
Tyson Foods, Inc. Class A	1,214,500	19,978,525
		59,319,325
Household Products - 1.2%
Colgate-Palmolive Co.	1,471,700	96,013,708
Kimberly-Clark Corp.	310,400	21,091,680
Procter & Gamble Co.	501,442	32,227,677
		149,333,065
Personal Products - 0.7%
Avon Products, Inc.	2,575,570	85,096,833
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	1,655,100	$ 142,040,682
TOTAL CONSUMER STAPLES		697,213,239
ENERGY - 12.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	1,364,100	101,843,706
Halliburton Co.	1,307,895	40,610,140
Noble Corp.	639,300	48,682,695
Schlumberger Ltd. (NY Shares)	1,901,757	120,114,972
		311,251,513
Oil, Gas & Consumable Fuels - 10.3%
Apache Corp.	581,880	38,700,839
BP PLC sponsored ADR	616,742	41,383,388
Chevron Corp.	2,322,542	170,776,513
ConocoPhillips	1,348,900	97,053,355
EOG Resources, Inc.	524,900	32,780,005
Exxon Mobil Corp.	8,392,636	643,127,696
Hess Corp.	719,900	35,685,443
Lukoil Oil Co. sponsored ADR	266,100	23,552,511
Occidental Petroleum Corp.	831,200	40,587,496
Total SA sponsored ADR	1,031,733	74,202,237
Valero Energy Corp.	451,700	23,108,972
Williams Companies, Inc.	558,100	14,577,572
		1,235,536,027
TOTAL ENERGY		1,546,787,540
FINANCIALS - 28.7%
Capital Markets - 4.2%
Ameriprise Financial, Inc.	479,702	26,143,759
Bank of New York Co., Inc.	2,489,400	98,007,678
KKR Private Equity Investors, LP	652,400	14,352,800
KKR Private Equity Investors, LP Restricted Depositary Units (e)	708,100	15,578,200
Mellon Financial Corp.	1,271,600	53,597,940
Merrill Lynch & Co., Inc.	1,192,400	111,012,440
Morgan Stanley	1,750,400	142,535,072
Nomura Holdings, Inc.	935,000	17,631,877
State Street Corp.	462,153	31,167,598
		510,027,364
Commercial Banks - 4.8%
Barclays PLC Sponsored ADR (d)	657,400	38,221,236
HSBC Holdings PLC sponsored ADR (d)	246,400	22,582,560
KeyCorp	728,500	27,704,855
Lloyds TSB Group PLC	2,118,800	24,011,300
Marshall & Ilsley Corp.	492,800	23,708,608

	Shares	Value (Note 1)
PNC Financial Services Group, Inc.	616,314	$ 45,631,889
Royal Bank of Scotland Group PLC	592,888	23,142,732
U.S. Bancorp, Delaware	1,479,938	53,558,956
Wachovia Corp.	3,101,257	176,616,586
Wells Fargo & Co.	3,854,200	137,055,352
		572,234,074
Consumer Finance - 0.5%
American Express Co.	634,796	38,513,073
Capital One Financial Corp.	226,400	17,392,048
		55,905,121
Diversified Financial Services - 8.3%
Bank of America Corp.	7,175,177	383,082,700
Citigroup, Inc.	5,613,119	312,650,728
FirstRand Ltd.	7,037,125	22,298,626
JPMorgan Chase & Co. (d)	5,696,412	275,136,700
		993,168,754
Insurance - 8.1%
ACE Ltd.	2,142,596	129,777,040
AFLAC, Inc.	143,600	6,605,600
Allianz AG sponsored ADR	1,071,900	21,888,198
Allstate Corp.	1,050,200	68,378,522
American International Group, Inc.	4,588,550	328,815,493
Genworth Financial, Inc. Class A (non-vtg.)	116,202	3,975,270
Hartford Financial Services Group, Inc.	890,900	83,129,879
Marsh & McLennan Companies, Inc.	881,907	27,039,269
MetLife, Inc. unit	835,300	25,543,474
Montpelier Re Holdings Ltd.	1,344,500	25,021,145
PartnerRe Ltd.	486,620	34,564,619
Swiss Reinsurance Co. (Reg.)	321,551	27,328,999
The St. Paul Travelers Companies, Inc.	2,274,726	122,130,039
Willis Group Holdings Ltd.	937,000	37,208,270
XL Capital Ltd. Class A	415,820	29,947,356
		971,353,173
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp.	376,800	23,719,560
Equity Office Properties Trust	557,200	26,840,324
Equity Residential (SBI)	381,400	19,356,050
		69,915,934
Thrifts & Mortgage Finance - 2.2%
Countrywide Financial Corp.	412,110	17,494,070
Fannie Mae	2,617,310	155,442,041
Freddie Mac (d)	1,148,000	77,949,200
Sovereign Bancorp, Inc.	516,251	13,107,600
		263,992,911
TOTAL FINANCIALS		3,436,597,331
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 7.0%
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	1,982,832	$ 91,983,576
Boston Scientific Corp. (a)	842,357	14,471,693
		106,455,269
Health Care Providers & Services - 0.3%
Omnicare, Inc.	266,100	10,279,443
UnitedHealth Group, Inc.	383,947	20,629,472
		30,908,915
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	2,213,300	58,254,056
Johnson & Johnson	1,829,300	120,770,386
Merck & Co., Inc.	2,109,200	91,961,120
Novartis AG sponsored ADR	361,700	20,776,048
Pfizer, Inc.	8,398,200	217,513,380
Schering-Plough Corp.	3,284,630	77,648,653
Wyeth	2,169,100	110,450,572
		697,374,215
TOTAL HEALTH CARE		834,738,399
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.1%
General Dynamics Corp.	297,700	22,133,995
Honeywell International, Inc.	2,504,425	113,300,187
Lockheed Martin Corp.	506,300	46,615,041
The Boeing Co.	177,300	15,751,332
United Technologies Corp.	844,540	52,800,641
		250,601,196
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	217,800	16,330,644
Building Products - 0.3%
Masco Corp.	1,145,000	34,201,150
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	930,600	34,218,162
Electrical Equipment - 0.4%
Emerson Electric Co.	997,400	43,975,366
Industrial Conglomerates - 3.1%
3M Co.	654,700	51,020,771
General Electric Co.	4,634,090	172,434,489
Siemens AG sponsored ADR	20,500	2,020,275
Textron, Inc.	263,300	24,689,641
Tyco International Ltd.	4,253,346	129,301,718
		379,466,894
Machinery - 2.3%
Briggs & Stratton Corp. (d)	958,688	25,836,642
Caterpillar, Inc.	485,500	29,775,715
Deere & Co.	156,100	14,840,427
Dover Corp.	1,141,900	55,975,938
Eaton Corp.	165,700	12,450,698

	Shares	Value (Note 1)
Illinois Tool Works, Inc.	337,300	$ 15,579,887
Ingersoll-Rand Co. Ltd. Class A	883,888	34,586,537
Navistar International Corp. (a)	649,295	21,705,932
SPX Corp.	1,080,489	66,082,707
		276,834,483
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	930,400	68,672,824
Hertz Global Holdings, Inc.	307,900	5,354,381
Laidlaw International, Inc.	268,000	8,155,240
Union Pacific Corp.	287,100	26,418,942
		108,601,387
TOTAL INDUSTRIALS		1,144,229,282
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.1%
Alcatel-Lucent SA sponsored ADR	1,280,488	18,208,539
Cisco Systems, Inc. (a)	2,508,000	68,543,640
Lucent Technologies, Inc. warrants 12/10/07 (a)	8,328	2,582
Motorola, Inc.	1,673,712	34,411,519
Nortel Networks Corp. (a)	308,740	8,282,493
		129,448,773
Computers & Peripherals - 2.6%
EMC Corp. (a)(d)	3,040,100	40,129,320
Hewlett-Packard Co.	2,804,111	115,501,332
Imation Corp.	328,300	15,242,969
International Business Machines Corp.	1,280,500	124,400,575
Sun Microsystems, Inc. (a)	3,725,375	20,191,533
		315,465,729
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	912,800	31,811,080
Arrow Electronics, Inc. (a)	775,900	24,479,645
Avnet, Inc. (a)	1,566,330	39,988,405
Solectron Corp. (a)	5,630,400	18,129,888
Tektronix, Inc.	143,608	4,189,045
		118,598,063
Internet Software & Services - 0.0%
Google, Inc. Class A (sub. vtg.) (a)	8,200	3,775,936
IT Services - 0.3%
MoneyGram International, Inc.	912,900	28,628,544
The Western Union Co.	390,300	8,750,526
		37,379,070
Office Electronics - 0.5%
Xerox Corp. (a)	3,896,635	66,047,964
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	1,406,800	46,241,516
Applied Materials, Inc.	2,485,400	45,855,630
Intel Corp.	4,522,000	91,570,500
Micron Technology, Inc. (a)	1,589,200	22,185,232
National Semiconductor Corp.	1,558,747	35,383,557
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	28,040	$ 18,482,283
Spansion, Inc. Class A	410,900	6,105,974
Teradyne, Inc. (a)	809,300	12,107,128
Verigy Ltd.	296,059	5,255,047
		283,186,867
Software - 1.2%
Autodesk, Inc. (a)	144,000	5,826,240
Microsoft Corp.	3,073,500	91,774,710
Oracle Corp. (a)	731,200	12,532,768
Symantec Corp. (a)	1,496,133	31,194,373
		141,328,091
TOTAL INFORMATION TECHNOLOGY		1,095,230,493
MATERIALS - 3.8%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	621,300	43,664,964
Arkema (a)	12,180	625,996
Arkema sponsored ADR (a)	234,455	11,992,363
Ashland, Inc.	172,200	11,912,796
Bayer AG sponsored ADR	270,700	14,444,552
Celanese Corp. Class A	672,400	17,401,712
Chemtura Corp.	2,044,164	19,685,301
Dow Chemical Co.	694,300	27,730,342
E.I. du Pont de Nemours & Co.	836,800	40,760,528
Georgia Gulf Corp.	759,800	14,671,738
Lyondell Chemical Co.	470,766	12,037,474
PolyOne Corp. (a)	1,126,200	8,446,500
Rohm & Haas Co.	166,256	8,499,007
Tronox, Inc. Class B	179,376	2,832,347
		234,705,620
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	2,730,472	28,833,784
Metals & Mining - 1.0%
Alcan, Inc.	601,700	29,300,623
Alcoa, Inc.	2,359,016	70,794,070
Phelps Dodge Corp.	188,000	22,507,360
		122,602,053
Paper & Forest Products - 0.6%
International Paper Co.	1,105,400	37,694,140
Weyerhaeuser Co.	519,600	36,709,740
		74,403,880
TOTAL MATERIALS		460,545,337
TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 5.7%
AT&T, Inc. (d)	7,251,893	259,255,175

	Shares	Value (Note 1)
BellSouth Corp.	4,402,699	$ 207,411,150
Qwest Communications International, Inc. (a)	5,870,900	49,139,433
Telkom SA Ltd. sponsored ADR (d)	329,475	26,713,833
Verizon Communications, Inc.	3,727,402	138,808,450
		681,328,041
Wireless Telecommunication Services - 0.9%
MTN Group Ltd.	515,700	6,278,791
Sprint Nextel Corp.	3,408,000	64,377,120
Vodafone Group PLC sponsored ADR	1,248,187	34,674,635
		105,330,546
TOTAL TELECOMMUNICATION SERVICES		786,658,587
UTILITIES - 3.4%
Electric Utilities - 0.8%
Entergy Corp.	658,100	60,755,792
Exelon Corp.	494,000	30,573,660
		91,329,452
Independent Power Producers & Energy Traders - 0.7%
AES Corp. (a)	1,644,400	36,242,576
TXU Corp.	788,840	42,763,016
		79,005,592
Multi-Utilities - 1.9%
Dominion Resources, Inc.	968,900	81,232,576
Duke Energy Corp.	921,000	30,586,410
Public Service Enterprise Group, Inc.	933,800	61,985,644
Wisconsin Energy Corp.	1,286,100	61,038,306
		234,842,936
TOTAL UTILITIES		405,177,980
TOTAL COMMON STOCKS (Cost $8,186,731,717)		11,775,976,280
Convertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Ford Motor Co. Capital Trust II 6.50%	402,500	13,837,950
General Motors Corp.:
Series B, 5.25%	359,600	7,634,308
Series C, 6.25%	253,100	5,785,866
		27,258,124
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	384,900	8,564,025
TOTAL CONSUMER DISCRETIONARY		35,822,149
FINANCIALS - 0.1%
Insurance - 0.1%
Conseco, Inc. Series B, 5.50%	143,400	3,559,188
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Travelers Property Casualty Corp. 4.50%	208,200	$ 5,579,760
XL Capital Ltd. 6.50%	475,300	11,174,303
		20,313,251
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Schering-Plough Corp. 6.00%	176,300	10,045,574
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	67,100	2,432,375
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $76,185,301)		68,613,349
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 9,770,000	10,456,831
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,640,000	3,794,700
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (e)	11,400,000	11,510,580
News America, Inc. liquid yield option note 0% 2/28/21 (e)	22,670,000	13,460,313
		24,970,893
TOTAL CONSUMER DISCRETIONARY		39,222,424
INDUSTRIALS - 0.2%
Airlines - 0.1%
UAL Corp. 4.5% 6/30/21 (e)	8,680,000	12,500,068
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 3.125% 1/15/23	5,220,000	7,412,922
TOTAL INDUSTRIALS		19,912,990
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc.:
3.5% 6/15/12	6,220,000	7,692,772

	Principal Amount	Value (Note 1)
5.25% 12/15/11 (e)	$ 11,850,000	$ 18,528,186
5.25% 12/15/11	3,930,000	6,144,791
		32,365,749
TOTAL CONVERTIBLE BONDS		91,501,163
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	13,639,145
TOTAL CORPORATE BONDS (Cost $92,953,803)		105,140,308
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 5.37% (b)	47,106,209	47,106,209
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	337,798,594	337,798,594
TOTAL MONEY MARKET FUNDS (Cost $384,904,803)		384,904,803
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $8,740,775,624)		12,334,634,740
NET OTHER ASSETS - (2.8)%		(340,944,513)
NET ASSETS - 100%		$ 11,993,690,227
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,577,347 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,755,983
Fidelity Securities Lending Cash Central Fund	1,591,296
Total	$ 3,347,279

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

VIP Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $331,211,680) - See accompanying schedule: Unaffiliated issuers (cost $8,355,870,821)	$ 11,949,729,937
Fidelity Central Funds (cost $384,904,803)	384,904,803
Total Investments (cost $8,740,775,624)		$ 12,334,634,740
Receivable for investments sold		985,125
Receivable for fund shares sold		854,292
Dividends receivable		14,969,169
Interest receivable		1,146,970
Prepaid expenses		53,533
Other receivables		558,501
Total assets		12,353,202,330

Liabilities
Payable for investments purchased	$ 5,984,867
Payable for fund shares redeemed	7,928,275
Accrued management fee	4,616,752
Distribution fees payable	584,627
Other affiliated payables	1,077,657
Other payables and accrued expenses	1,521,331
Collateral on securities loaned, at value	337,798,594
Total liabilities		359,512,103

Net Assets		$ 11,993,690,227
Net Assets consist of:
Paid in capital		$ 8,382,644,063
Undistributed net investment income		6,057,687
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,129,272
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,593,859,205
Net Assets		$ 11,993,690,227

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($8,315,158,819 ÷ 317,373,077 shares)	$ 26.20

Service Class: Net Asset Value, offering price and redemption price per share ($1,118,333,037 ÷ 42,831,440 shares)	$ 26.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,373,058,996 ÷ 91,743,429 shares)	$ 25.87

Service Class 2R: Net Asset Value, offering price and redemption price per share ($17,089,178 ÷ 664,071 shares)	$ 25.73

Investor Class: Net Asset Value, offering price and redemption price per share ($170,050,197 ÷ 6,502,985 shares)	$ 26.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Equity-Income Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 249,862,922
Interest		3,646,574
Income from Fidelity Central Funds (including $1,591,296 from security lending)		3,347,279
Total income		256,856,775

Expenses
Management fee	$ 51,498,631
Transfer agent fees	7,533,695
Distribution fees	6,043,143
Accounting and security lending fees	1,448,191
Custodian fees and expenses	253,854
Independent trustees' compensation	40,857
Appreciation in deferred trustee compensation account	12,469
Audit	116,162
Legal	204,028
Interest	70,229
Miscellaneous	1,821,006
Total expenses before reductions	69,042,265
Expense reductions	(447,375)	68,594,890
Net investment income (loss)		188,261,885
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	828,364,854
Foreign currency transactions	(53,108)
Total net realized gain (loss)		828,311,746
Change in net unrealized appreciation (depreciation) on: Investment securities	1,034,327,955
Assets and liabilities in foreign currencies	3,201
Total change in net unrealized appreciation (depreciation)		1,034,331,156
Net gain (loss)		1,862,642,902
Net increase (decrease) in net assets resulting from operations		$ 2,050,904,787

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 188,261,885	$ 180,286,741
Net realized gain (loss)	828,311,746	551,406,495
Change in net unrealized appreciation (depreciation)	1,034,331,156	(133,326,683)
Net increase (decrease) in net assets resulting from operations	2,050,904,787	598,366,553
Distributions to shareholders from net investment income	(361,533,412)	(175,959,121)
Distributions to shareholders from net realized gain	(1,350,709,216)	(394,382,958)
Total distributions	(1,712,242,628)	(570,342,079)
Share transactions - net increase (decrease)	928,687,527	(588,913,583)
Redemption fees	4,203	2,560
Total increase (decrease) in net assets	1,267,353,889	(560,886,549)

Net Assets
Beginning of period	10,726,336,338	11,287,222,887
End of period (including undistributed net investment income of $6,057,687 and undistributed net investment income of $180,172,674, respectively)	$ 11,993,690,227	$ 10,726,336,338

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.49	$ 25.37	$ 23.18	$ 18.16	$ 22.75
Income from Investment Operations
Net investment income (loss) C	.45	.42	.40	.36	.34
Net realized and unrealized gain (loss)	4.37	1.00	2.24	5.01	(4.08)
Total from investment operations	4.82	1.42	2.64	5.37	(3.74)
Distributions from net investment income	(.89)	(.41)	(.36)	(.35)	(.36)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.11)	(1.30)	(.45)	(.35)	(.85)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.20	$ 25.49	$ 25.37	$ 23.18	$ 18.16
Total Return A, B	20.19%	5.87%	11.53%	30.33%	(16.95)%
Ratios to Average Net Assets D, F
Expenses before reductions	.57%	.56%	.58%	.57%	.57%
Expenses net of fee waivers, if any	.57%	.56%	.58%	.57%	.57%
Expenses net of all reductions	.56%	.55%	.57%	.56%	.56%
Net investment income (loss)	1.76%	1.71%	1.71%	1.83%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,315,159	$ 7,875,801	$ 8,689,829	$ 8,402,963	$ 6,895,940
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.39	$ 25.28	$ 23.11	$ 18.10	$ 22.67
Income from Investment Operations
Net investment income (loss) C	.43	.39	.38	.34	.32
Net realized and unrealized gain (loss)	4.35	1.00	2.22	5.00	(4.06)
Total from investment operations	4.78	1.39	2.60	5.34	(3.74)
Distributions from net investment income	(.84)	(.39)	(.34)	(.33)	(.34)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.06)	(1.28)	(.43)	(.33)	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.11	$ 25.39	$ 25.28	$ 23.11	$ 18.10
Total Return A, B	20.08%	5.76%	11.38%	30.22%	(17.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.66%	.68%	.67%	.67%
Expenses net of all reductions	.66%	.65%	.67%	.66%	.66%
Net investment income (loss)	1.66%	1.61%	1.61%	1.73%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,118,333	$ 1,079,838	$ 1,170,778	$ 1,071,483	$ 771,516
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.17	$ 25.09	$ 22.96	$ 18.00	$ 22.59
Income from Investment Operations
Net investment income (loss) C	.38	.35	.34	.31	.28
Net realized and unrealized gain (loss)	4.32	.98	2.21	4.97	(4.04)
Total from investment operations	4.70	1.33	2.55	5.28	(3.76)
Distributions from net investment income	(.78)	(.36)	(.33)	(.32)	(.34)
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	(.49)
Total distributions	(4.00)	(1.25)	(.42)	(.32)	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.87	$ 25.17	$ 25.09	$ 22.96	$ 18.00
Total Return A, B	19.93%	5.57%	11.23%	30.03%	(17.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	.82%	.81%	.83%	.82%	.83%
Expenses net of fee waivers, if any	.82%	.81%	.83%	.82%	.83%
Expenses net of all reductions	.82%	.80%	.82%	.81%	.82%
Net investment income (loss)	1.51%	1.46%	1.46%	1.58%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,373,059	$ 1,723,546	$ 1,420,999	$ 916,679	$ 403,632
Portfolio turnover rate E	22%	19%	22%	26%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.08	$ 25.01	$ 22.91	$ 17.99	$ 21.82
Income from Investment Operations
Net investment income (loss) E	.38	.35	.34	.31	.18
Net realized and unrealized gain (loss)	4.29	.99	2.20	4.96	(4.01)
Total from investment operations	4.67	1.34	2.54	5.27	(3.83)
Distributions from net investment income	(.80)	(.38)	(.35)	(.35)	-
Distributions from net realized gain	(3.22)	(.89)	(.09)	-	-
Total distributions	(4.02)	(1.27)	(.44)	(.35)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 25.73	$ 25.08	$ 25.01	$ 22.91	$ 17.99
Total Return B, C, D	19.89%	5.61%	11.22%	30.05%	(17.55)%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.81%	.83%	.82%	.85% A
Expenses net of fee waivers, if any	.82%	.81%	.83%	.82%	.85% A
Expenses net of all reductions	.81%	.80%	.82%	.81%	.84% A
Net investment income (loss)	1.51%	1.46%	1.46%	1.57%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,089	$ 9,651	$ 5,617	$ 1,891	$ 471
Portfolio turnover rate G	22%	19%	22%	26%	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.42	.17
Net realized and unrealized gain (loss)	4.36	.85
Total from investment operations	4.78	1.02
Distributions from net investment income	(.89)	-
Distributions from net realized gain	(3.22)	-
Total distributions	(4.11)	-
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 26.15	$ 25.48
Total Return B, C, D	20.04%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	.69%	.74% A
Expenses net of fee waivers, if any	.69%	.74% A
Expenses net of all reductions	.69%	.73% A
Net investment income (loss)	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,050	$ 37,500
Portfolio turnover rate G	22%	19%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Equity-Income Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,880,252,554
Unrealized depreciation	(295,422,391)
Net unrealized appreciation (depreciation)	3,584,830,163
Undistributed ordinary income	8,572,542
Undistributed long-term capital gain	13,681,943

Cost for federal income tax purposes	$ 8,749,804,577

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 503,567,088	$ 222,487,447
Long-term Capital Gains	1,208,675,540	347,854,632
Total	$ 1,712,242,628	$ 570,342,079

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,437,840,437 and $3,025,706,165, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,079,776
Service Class 2	4,934,301
Service Class 2R	29,066
$ 6,043,143

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5,281,345
Service Class	718,009
Service Class 2	1,344,318
Service Class 2R	7,837
Investor Class	182,186
$ 7,533,695

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

VIP Equity-Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,656 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,969,083	4.87%	$ 64,697

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $30,011 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,306,333. The weighted average interest rate was 5.27%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $263,222 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $16,021.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 22% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 264,166,176	$ 137,602,640
Service Class	33,884,044	17,563,270
Service Class 2	59,720,009	20,698,826
Service Class 2R	384,977	94,385
Investor Class	3,378,206	-
Total	$ 361,533,412	$ 175,959,121
From net realized gain
Initial Class	$ 955,191,565	$ 302,386,049
Service Class	129,915,591	40,600,805
Service Class 2	250,476,248	51,172,097
Service Class 2R	1,596,604	224,007
Investor Class	13,529,208	-
Total	$ 1,350,709,216	$ 394,382,958

VIP Equity-Income Portfolio

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	11,142,631	9,995,592	$ 291,841,012	$ 243,588,116
Reinvestment of distributions	48,349,563	18,234,094	1,219,357,741	439,988,689
Shares redeemed	(51,111,950)	(61,778,854)	(1,316,326,890)	(1,504,207,375)
Net increase (decrease)	8,380,244	(33,549,168)	$ 194,871,863	$ (820,630,570)
Service Class
Shares sold	1,973,377	1,664,065	$ 51,112,539	$ 40,334,290
Reinvestment of distributions	6,517,581	2,417,459	163,799,635	58,164,074
Shares redeemed	(8,189,522)	(7,864,758)	(210,464,004)	(190,937,287)
Net increase (decrease)	301,436	(3,783,234)	$ 4,448,170	$ (92,438,923)
Service Class 2
Shares sold	18,633,564	15,407,445	$ 478,385,754	$ 370,175,387
Reinvestment of distributions	12,399,920	3,009,670	310,196,257	71,870,922
Shares redeemed	(7,758,659)	(6,593,873)	(196,924,442)	(158,371,244)
Net increase (decrease)	23,274,825	11,823,242	$ 591,657,569	$ 283,675,065
Service Class 2R
Shares sold	328,046	229,939	$ 8,477,584	$ 5,501,232
Reinvestment of distributions	79,377	13,378	1,981,581	318,391
Shares redeemed	(128,136)	(83,085)	(3,244,089)	(1,983,529)
Net increase (decrease)	279,287	160,232	$ 7,215,076	$ 3,836,094
Investor Class
Shares sold	4,614,643	1,480,945	$ 119,868,954	$ 36,874,007
Reinvestment of distributions	660,041	-	16,907,414	-
Shares redeemed	(243,553)	(9,091)	(6,281,519)	(229,256)
Net increase (decrease)	5,031,131	1,471,854	$ 130,494,849	$ 36,644,751

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

VIP Equity-Income Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees *:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Equity-Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Equity-Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Equity-Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Stephen R. Petersen (50)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen worked as a research analyst and portfolio manager. Mr. Petersen also serves as Senior Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Equity-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Equity-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Equity-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Equity-Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Equity-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Equity-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class 2R	02/09/07	02/09/07	$.01	$.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $760,494,950, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 81% and 94% of the dividends distributed in February and December 2006 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Equity-Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Equity-Income Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

VIP Equity-Income Portfolio

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0207
1.782454.104

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Growth Portfolio

VIP Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Initial Class	6.85%	1.65%	6.53%
VIP Growth - Service Class A	6.73%	1.54%	6.43%
VIP Growth - Service Class 2 B	6.57%	1.39%	6.32%
VIP Growth - Investor Class C	6.72%	1.60%	6.51%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

VIP Growth Portfolio

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, who managed VIP Growth Portfolio for most of the period covered by this report

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the year ending December 31, 2006, the fund trailed the Russell 3000® Growth Index, which returned 9.46%. (For specific portfolio performance results, please refer to the performance section of this report.) The fund underperformed the index in part because of its conservative positioning during the market's rebound in the latter part of the period and also because of inopportune stock selection in the information technology and health care sectors. Among the holdings that detracted the most were underweighted positions in network equipment maker Cisco Systems, software giant Microsoft and database software maker Oracle, along with weak results from wireless equipment maker QUALCOMM and online auctioneer eBay, the latter of which was sold off by period end. Where the fund did well versus the index - in energy and in segments of the consumer sectors, for example - those gains were mostly a product of favorable stock picking. Top contributors included energy services firm Schlumberger, Taiwanese contract manufacturer Hon Hai Precision Industry and global positioning systems (GPS) leader Garmin. Hon Hai was no longer held at period end.

Note to shareholders: Jason Weiner became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Growth Portfolio

VIP Growth Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,068.50	$ 3.70
Hypothetical A	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class
Actual	$ 1,000.00	$ 1,067.90	$ 4.22
Hypothetical A	$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2
Actual	$ 1,000.00	$ 1,066.90	$ 5.00
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89
Service Class 2R
Actual	$ 1,000.00	$ 1,067.20	$ 4.95
Hypothetical A	$ 1,000.00	$ 1,020.42	$ 4.84
Investor Class
Actual	$ 1,000.00	$ 1,068.10	$ 4.27
Hypothetical A	$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.71%
Service Class	.81%
Service Class 2.96%
Service Class 2R	.95%
Investor Class	.82%

Annual Report

VIP Growth Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.9	2.2
Cisco Systems, Inc.	3.2	0.9
Biogen Idec, Inc.	2.8	0.0
Intel Corp.	2.7	0.0
Google, Inc. Class A (sub. vtg.)	2.6	2.2
General Electric Co.	2.6	4.4
Johnson & Johnson	1.9	3.2
Research In Motion Ltd.	1.8	0.0
ABB Ltd. sponsored ADR	1.7	0.0
Commerce Bancorp, Inc., New Jersey	1.6	0.0
	24.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	23.8
Health Care	20.8	18.0
Consumer Discretionary	11.1	9.7
Industrials	11.1	11.9
Financials	10.2	10.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Stocks 99.9%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.2%	** Foreign investments	13.0%

VIP Growth Portfolio

VIP Growth Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.6%
Toyota Motor Corp. sponsored ADR	297,400	$ 39,943,794
Diversified Consumer Services - 1.1%
Sotheby's Class A (ltd. vtg.) (d)	1,115,450	34,601,259
Weight Watchers International, Inc.	873,800	45,900,714
		80,501,973
Hotels, Restaurants & Leisure - 1.8%
Bob Evans Farms, Inc.	255,063	8,728,256
Carrols Restaurant Group, Inc.	52,800	748,704
International Game Technology	278,600	12,871,320
McCormick & Schmick's Seafood Restaurants (a)	487,327	11,715,341
McDonald's Corp.	884,100	39,192,153
Melco PBL Entertainment (Macau) Ltd. Sponsored ADR	44,300	941,818
Starbucks Corp. (a)	1,165,554	41,283,923
Yum! Brands, Inc.	235,023	13,819,352
		129,300,867
Household Durables - 1.7%
Garmin Ltd. (d)	1,316,900	73,298,654
Sony Corp. sponsored ADR	1,170,969	50,152,602
		123,451,256
Media - 1.6%
Lamar Advertising Co. Class A (a)	583,340	38,144,603
McGraw-Hill Companies, Inc.	467,094	31,771,734
Omnicom Group, Inc.	401,400	41,962,356
		111,878,693
Multiline Retail - 1.1%
Kohl's Corp. (a)	519,600	35,556,228
Saks, Inc.	1,208,000	21,526,560
Target Corp.	380,300	21,696,115
		78,778,903
Specialty Retail - 1.6%
Guess?, Inc. (a)	506,400	32,120,952
J. Crew Group, Inc.	412,100	15,886,455
RadioShack Corp. (d)	1,361,800	22,851,004
Staples, Inc.	1,391,187	37,144,693
Zumiez, Inc. (a)	366,364	10,822,393
		118,825,497
Textiles, Apparel & Luxury Goods - 1.6%
Crocs, Inc. (d)	540,294	23,340,701
Polo Ralph Lauren Corp. Class A	1,056,832	82,073,573
Under Armour, Inc. Class A (sub. vtg.) (a)	230,100	11,608,545
		117,022,819
TOTAL CONSUMER DISCRETIONARY		799,703,802

	Shares	Value (Note 1)
CONSUMER STAPLES - 7.1%
Beverages - 1.7%
PepsiCo, Inc.	1,422,629	$ 88,985,444
The Coca-Cola Co.	632,700	30,527,775
		119,513,219
Food & Staples Retailing - 2.3%
CVS Corp.	3,456,285	106,833,769
Sysco Corp.	417,900	15,362,004
Walgreen Co.	951,500	43,664,335
		165,860,108
Food Products - 0.6%
Tyson Foods, Inc. Class A	2,762,900	45,449,705
Household Products - 1.3%
Colgate-Palmolive Co.	841,000	54,866,840
Procter & Gamble Co.	581,400	37,366,578
		92,233,418
Personal Products - 0.6%
Avon Products, Inc.	1,100,779	36,369,738
Bare Escentuals, Inc.	232,247	7,215,914
		43,585,652
Tobacco - 0.6%
Altria Group, Inc.	520,300	44,652,146
TOTAL CONSUMER STAPLES		511,294,248
ENERGY - 5.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	309,670	23,119,962
Halliburton Co.	1,330,400	41,308,920
Noble Corp.	193,500	14,735,025
Schlumberger Ltd. (NY Shares)	343,000	21,663,880
		100,827,787
Oil, Gas & Consumable Fuels - 4.4%
Canadian Oil Sands Trust unit	1,365,900	38,200,685
Chesapeake Energy Corp.	2,285,008	66,379,482
Denbury Resources, Inc. (a)	315,900	8,778,861
EOG Resources, Inc.	582,900	36,402,105
Exxon Mobil Corp.	503,800	38,606,194
Noble Energy, Inc.	94,200	4,622,394
OAO Gazprom sponsored ADR	827,100	38,377,440
Petroplus Holdings AG	210,060	12,752,320
Quicksilver Resources, Inc. (a)	195,300	7,146,027
Ultra Petroleum Corp. (a)	1,015,817	48,505,262
XTO Energy, Inc.	402,100	18,918,805
		318,689,575
TOTAL ENERGY		419,517,362
FINANCIALS - 10.2%
Capital Markets - 3.6%
Charles Schwab Corp.	3,725,972	72,060,298
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	73,700	$ 14,692,095
Investors Financial Services Corp.	349,725	14,922,766
Merrill Lynch & Co., Inc.	330,700	30,788,170
Northern Trust Corp.	626,979	38,051,356
State Street Corp.	807,600	54,464,544
UBS AG (NY Shares)	600,108	36,204,516
		261,183,745
Commercial Banks - 2.4%
Canadian Western Bank, Edmonton	265,000	11,995,455
Commerce Bancorp, Inc., New Jersey (d)	3,209,100	113,184,957
East West Bancorp, Inc.	225,100	7,973,042
Wells Fargo & Co.	1,032,000	36,697,920
		169,851,374
Consumer Finance - 1.4%
American Express Co. (d)	1,694,200	102,787,114
Insurance - 2.8%
ACE Ltd.	327,700	19,848,789
AFLAC, Inc.	978,620	45,016,520
American International Group, Inc.	1,400,666	100,371,726
Willis Group Holdings Ltd.	796,700	31,636,957
		196,873,992
TOTAL FINANCIALS		730,696,225
HEALTH CARE - 20.8%
Biotechnology - 9.2%
Acorda Therapeutics, Inc.	723,483	11,459,971
Altus Pharmaceuticals, Inc.	409,100	7,711,535
Amgen, Inc. (a)	1,305,010	89,145,233
Amylin Pharmaceuticals, Inc. (a)(d)	1,007,225	36,330,606
Biogen Idec, Inc. (a)	4,131,140	203,210,777
Cephalon, Inc. (a)(d)	484,900	34,141,809
CSL Ltd.	486,605	25,110,316
Genentech, Inc. (a)	1,073,300	87,076,829
Gilead Sciences, Inc. (a)	1,341,292	87,090,090
OSI Pharmaceuticals, Inc. (a)	968,710	33,885,476
PDL BioPharma, Inc. (a)	1,219,435	24,559,421
Telik, Inc. (a)(d)	946,993	4,195,179
Theravance, Inc. (a)	485,549	14,998,609
		658,915,851
Health Care Equipment & Supplies - 4.2%
ArthroCare Corp. (a)	144,815	5,781,015
Becton, Dickinson & Co.	899,400	63,092,910
C.R. Bard, Inc.	608,700	50,503,839
Cochlear Ltd.	172,439	7,895,154
DENTSPLY International, Inc.	947,714	28,289,263
Hologic, Inc. (a)	686,391	32,452,566
Kyphon, Inc. (a)	167,949	6,785,140
Mentor Corp.	794,540	38,829,170

	Shares	Value (Note 1)
Mindray Medical International Ltd. sponsored ADR	184,500	$ 4,413,240
ResMed, Inc. (a)	709,800	34,936,356
Sirona Dental Systems, Inc.	836,002	32,194,437
		305,173,090
Health Care Providers & Services - 1.7%
Brookdale Senior Living, Inc.	334,300	16,046,400
Cardinal Health, Inc.	561,600	36,183,888
Henry Schein, Inc. (a)	1,001,800	49,068,164
Medco Health Solutions, Inc. (a)	445,300	23,796,832
		125,095,284
Life Sciences Tools & Services - 1.5%
Covance, Inc. (a)	1,112,000	65,507,920
Pharmaceutical Product Development, Inc.	1,356,921	43,719,995
		109,227,915
Pharmaceuticals - 4.2%
Allergan, Inc.	333,300	39,909,342
Johnson & Johnson	2,017,720	133,209,874
Merck & Co., Inc.	1,878,500	81,902,600
Wyeth	870,800	44,341,136
		299,362,952
TOTAL HEALTH CARE		1,497,775,092
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.3%
The Boeing Co.	1,008,941	89,634,318
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	237,440	17,803,251
Airlines - 1.3%
AirTran Holdings, Inc. (a)	1,240,800	14,566,992
Allegiant Travel Co.	13,800	387,228
Ryanair Holdings PLC sponsored ADR (a)	27,000	2,200,500
UAL Corp. (a)	346,546	15,248,024
US Airways Group, Inc. (a)	1,149,000	61,873,650
		94,276,394
Commercial Services & Supplies - 1.5%
Cintas Corp.	850,851	33,787,293
Equifax, Inc.	1,085,104	44,055,222
Tele Atlas NV (a)	1,439,575	30,161,362
		108,003,877
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	196,600	16,030,764
Electrical Equipment - 2.2%
ABB Ltd. sponsored ADR	6,683,500	120,169,330
General Cable Corp.	915,600	40,020,876
		160,190,206
Industrial Conglomerates - 3.9%
General Electric Co.	4,917,020	182,962,314
McDermott International, Inc. (a)	714,800	36,354,728
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	393,900	$ 36,936,003
Tyco International Ltd.	752,113	22,864,235
		279,117,280
Machinery - 0.4%
Deere & Co.	250,300	23,796,021
Valmont Industries, Inc.	131,770	7,311,917
		31,107,938
TOTAL INDUSTRIALS		796,164,028
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 8.8%
Cisco Systems, Inc. (a)	8,372,700	228,825,891
Corning, Inc. (a)	3,630,300	67,922,913
Harris Corp.	818,400	37,531,824
Juniper Networks, Inc. (a)	2,411,600	45,675,704
Nice Systems Ltd. sponsored ADR	1,221,267	37,590,598
QUALCOMM, Inc.	1,291,703	48,813,456
Research In Motion Ltd. (a)	1,018,100	130,092,818
TomTom Group BV (a)(d)	763,835	32,995,338
		629,448,542
Computers & Peripherals - 3.0%
Apple Computer, Inc. (a)	865,534	73,431,905
EMC Corp. (a)	5,781,958	76,321,846
Network Appliance, Inc. (a)	1,682,215	66,077,405
		215,831,156
Electronic Equipment & Instruments - 0.7%
Amphenol Corp. Class A	783,382	48,632,355
Dolby Laboratories, Inc. Class A (a)	126,700	3,930,234
IPG Photonics Corp.	11,600	278,400
		52,840,989
Internet Software & Services - 3.1%
Google, Inc. Class A (sub. vtg.) (a)	402,100	185,159,008
LoopNet, Inc.	164,296	2,461,154
VeriSign, Inc. (a)	1,494,900	35,952,345
		223,572,507
IT Services - 4.0%
Cognizant Technology Solutions Corp. Class A (a)	616,600	47,576,856
ExlService Holdings, Inc.	444,874	9,360,149
First Data Corp.	1,439,800	36,743,696
Infosys Technologies Ltd. sponsored ADR	524,400	28,611,264
MoneyGram International, Inc.	233,700	7,328,832
Paychex, Inc.	829,514	32,798,984
Satyam Computer Services Ltd. sponsored ADR	1,609,700	38,648,897

	Shares	Value (Note 1)
The Western Union Co.	3,711,900	$ 83,220,798
WNS Holdings Ltd. ADR	117,800	3,663,580
		287,953,056
Semiconductors & Semiconductor Equipment - 4.6%
Broadcom Corp. Class A (a)	2,474,000	79,934,940
FormFactor, Inc. (a)	53,900	2,007,775
Integrated Device Technology, Inc. (a)	1,548,800	23,975,424
Intel Corp.	9,651,400	195,440,850
National Semiconductor Corp.	747,000	16,956,900
SiRF Technology Holdings, Inc. (a)	554,900	14,161,048
		332,476,937
Software - 7.4%
Activision, Inc. (a)	1,469,546	25,334,973
Electronic Arts, Inc. (a)	1,231,187	62,002,577
Guidance Software, Inc.	205,700	3,202,749
Microsoft Corp.	9,319,770	278,288,330
NSD Co. Ltd.	237,200	7,531,424
Opsware, Inc. (a)	654,406	5,771,861
Oracle Corp. (a)	5,361,000	91,887,540
Red Hat, Inc. (a)	938,142	21,577,266
Take-Two Interactive Software, Inc. (a)(d)	2,030,657	36,064,468
		531,661,188
TOTAL INFORMATION TECHNOLOGY		2,273,784,375
MATERIALS - 1.0%
Chemicals - 1.0%
Monsanto Co.	1,234,300	64,837,779
Praxair, Inc.	176,400	10,465,812
		75,303,591
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	895,800	32,024,850
BellSouth Corp.	782,200	36,849,442
Level 3 Communications, Inc. (a)	2,961,800	16,586,080
		85,460,372
TOTAL COMMON STOCKS (Cost $6,234,426,050)		7,189,699,095
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	88,646	1
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(e)	826,000	8
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC Series B	149,262,496	$ 296,723
TOTAL NONCONVERTIBLE PREFERRED STOCKS		296,731
TOTAL PREFERRED STOCKS (Cost $6,086,260)		296,732
Money Market Funds - 1.5%

Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c) (Cost $107,754,496)	107,754,496	107,754,496
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $6,348,266,806)		7,297,750,323
NET OTHER ASSETS - (1.4)%		(100,060,289)
NET ASSETS - 100%		7,197,690,034
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 1,329,855
GeneProt, Inc. Series A	7/7/00	$ 4,472,693
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,410,445
Fidelity Securities Lending Cash Central Fund	1,521,192
Total	$ 3,931,637
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cross Country Healthcare, Inc.	$ -	$ 37,470,928	$ 45,984,832	$ -	$ -
Fred's, Inc. Class A	36,494,326	7,755,216	36,192,725	125,157	-
Total	$ 36,494,326	$ 45,226,144	$ 82,177,557	$ 125,157	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.8%
Canada	3.2%
Switzerland	2.4%
Cayman Islands	1.5%
Japan	1.4%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $1,792,773,530 of which $1,748,065,676 and $44,707,854 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

VIP Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $104,278,033) - See accompanying schedule: Unaffiliated issuers (cost $6,240,512,310)	$ 7,189,995,827
Fidelity Central Funds (cost $107,754,496)	107,754,496
Total Investments (cost $6,348,226,806)		$ 7,297,750,323
Foreign currency held at value (cost $5,890,303)		5,904,011
Receivable for investments sold		38,193,821
Receivable for fund shares sold		427,319
Dividends receivable		5,821,882
Interest receivable		371,687
Prepaid expenses		35,881
Other receivables		718,970
Total assets		7,349,223,894

Liabilities
Payable to custodian bank	$ 55,124
Payable for investments purchased	12,189,958
Payable for fund shares redeemed	9,105,244
Accrued management fee	3,437,187
Distribution fees payable	207,285
Notes payable to affiliates	16,316,000
Other affiliated payables	756,611
Other payables and accrued expenses	1,711,955
Collateral on securities loaned, at value	107,754,496
Total liabilities		151,533,860

Net Assets		$ 7,197,690,034
Net Assets consist of:
Paid in capital		$ 7,800,293,380
Undistributed net investment income		43,290,513
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,595,352,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		949,458,854
Net Assets		$ 7,197,690,034

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($5,610,628,842 ÷ 156,427,269 shares)	$ 35.87

Service Class: Net Asset Value, offering price and redemption price per share ($877,279,103 ÷ 24,557,583 shares)	$ 35.72

Service Class 2: Net Asset Value, offering price and redemption price per share ($627,753,799 ÷ 17,721,628 shares)	$ 35.42

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,062,921 ÷ 143,512 shares)	$ 35.28

Investor Class: Net Asset Value, offering price and redemption price per share ($76,965,369 ÷ 2,151,270 shares)	$ 35.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends (including $125,157 earned from other affiliated issuers)		$ 95,580,738
Interest		116,961
Income from Fidelity Central Funds (including $1,521,192 from security lending)		3,931,637
Total income		99,629,336

Expenses
Management fee	$ 43,960,841
Transfer agent fees	5,244,539
Distribution fees	2,701,405
Accounting and security lending fees	1,283,070
Custodian fees and expenses	279,301
Independent trustees' compensation	29,546
Appreciation in deferred trustee compensation account	5,357
Audit	99,219
Legal	170,446
Interest	111,005
Miscellaneous	1,902,600
Total expenses before reductions	55,787,329
Expense reductions	(983,924)	54,803,405
Net investment income (loss)		44,825,931
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,212,167,627
Other affiliated issuers	(1,537,271)
Foreign currency transactions	(160,720)
Total net realized gain (loss)		1,210,469,636
Change in net unrealized appreciation (depreciation) on: Investment securities	(728,384,373)
Assets and liabilities in foreign currencies	(17,953)
Total change in net unrealized appreciation (depreciation)		(728,402,326)
Net gain (loss)		482,067,310
Net increase (decrease) in net assets resulting from operations		$ 526,893,241

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,825,931	$ 29,190,123
Net realized gain (loss)	1,210,469,636	875,877,180
Change in net unrealized appreciation (depreciation)	(728,402,326)	(448,273,685)
Net increase (decrease) in net assets resulting from operations	526,893,241	456,793,618
Distributions to shareholders from net investment income	(29,989,011)	(43,821,998)
Share transactions - net increase (decrease)	(2,000,205,631)	(1,648,924,682)
Redemption fees	1,882	117
Total increase (decrease) in net assets	(1,503,299,519)	(1,235,952,945)

Net Assets
Beginning of period	8,700,989,553	9,936,942,498
End of period (including undistributed net investment income of $43,290,513 and undistributed net investment income of $27,754,269, respectively)	$ 7,197,690,034	$ 8,700,989,553

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.70	$ 32.01	$ 31.04	$ 23.44	$ 33.61
Income from Investment Operations
Net investment income (loss) C	.21	.11	.15 F,I	.07	.07
Net realized and unrealized gain (loss)	2.09	1.74	.90	7.60	(10.17)
Total from investment operations	2.30	1.85	1.05	7.67	(10.10)
Distributions from net investment income	(.13)	(.16)	(.08)	(.07)	(.07)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.87	$ 33.70	$ 32.01	$ 31.04	$ 23.44
Total Return A,B	6.85%	5.80%	3.38%	32.85%	(30.10)%
Ratios to Average Net Assets D,G
Expenses before reductions	.68%	.67%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.67%	.67%
Expenses net of all reductions	.67%	.63%	.65%	.64%	.61%
Net investment income (loss)	.61%	.36%	.47% I	.28%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,610,629	$ 6,726,655	$ 7,796,888	$ 8,594,509	$ 7,016,147
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.56	$ 31.88	$ 30.92	$ 23.34	$ 33.48
Income from Investment Operations
Net investment income (loss) C	.18	.08	.11 F,I	.05	.04
Net realized and unrealized gain (loss)	2.07	1.72	.90	7.58	(10.14)
Total from investment operations	2.25	1.80	1.01	7.63	(10.10)
Distributions from net investment income	(.09)	(.12)	(.05)	(.05)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.72	$ 33.56	$ 31.88	$ 30.92	$ 23.34
Total Return A,B	6.73%	5.67%	3.26%	32.78%	(30.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	.78%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.77%	.77%
Expenses net of all reductions	.77%	.73%	.75%	.74%	.71%
Net investment income (loss)	.51%	.26%	.37% I	.18%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 877,279	$ 1,086,172	$ 1,326,262	$ 1,401,298	$ 1,058,738
Portfolio turnover rate E	114%	79%	72%	61%	90%
A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.29	$ 31.64	$ 30.72	$ 23.21	$ 33.34
Income from Investment Operations
Net investment income (loss) C	.12	.03	.07 F,I	.01	- H
Net realized and unrealized gain (loss)	2.07	1.71	.89	7.53	(10.09)
Total from investment operations	2.19	1.74	.96	7.54	(10.09)
Distributions from net investment income	(.06)	(.09)	(.04)	(.03)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.42	$ 33.29	$ 31.64	$ 30.72	$ 23.21
Total Return A,B	6.57%	5.50%	3.12%	32.54%	(30.30)%
Ratios to Average Net Assets D,G
Expenses before reductions	.94%	.92%	.93%	.92%	.93%
Expenses net of fee waivers, if any	.94%	.92%	.93%	.92%	.93%
Expenses net of all reductions	.92%	.88%	.90%	.89%	.87%
Net investment income (loss)	.36%	.11%	.22% I	.02%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 627,754	$ 858,587	$ 811,126	$ 609,798	$ 238,543
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 L
Selected Per-Share Data
Net asset value, beginning of period	$ 33.18	$ 31.54	$ 30.65	$ 23.20	$ 31.05
Income from Investment Operations
Net investment income (loss) C	.12	.04	.07 F,I	.01	(.01)
Net realized and unrealized gain (loss)	2.06	1.70	.88	7.51	(7.84)
Total from investment operations	2.18	1.74	.95	7.52	(7.85)
Distributions from net investment income	(.08)	(.10)	(.06)	(.07)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.28	$ 33.18	$ 31.54	$ 30.65	$ 23.20
Total Return A,B, K	6.58%	5.52%	3.10%	32.54%	(25.28)%
Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.92%	.93%	.92%	.96% J
Expenses net of fee waivers, if any	.93%	.92%	.93%	.92%	.96% J
Expenses net of all reductions	.92%	.88%	.90%	.90%	.90% J
Net investment income (loss)	.36%	.12%	.22% I	.02%	(.03)% J
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,063	$ 5,409	$ 2,667	$ 1,369	$ 210
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Annualized

K Total returns for periods of less than one year are not annualized.

L For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.17	.03
Net realized and unrealized gain (loss)	2.08	1.04
Total from investment operations	2.25	1.07
Distributions from net investment income	(.14)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 35.78	$ 33.67
Total Return B,C,D	6.72%	3.28%
Ratios to Average Net Assets F,I
Expenses before reductions	.81%	.83% A
Expenses net of fee waivers, if any	.81%	.83% A
Expenses net of all reductions	.80%	.79% A
Net investment income (loss)	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,965	$ 24,166
Portfolio turnover rate G	114%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Growth Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,114,618,421
Unrealized depreciation	(168,491,285)
Net unrealized appreciation (depreciation)	946,127,136
Undistributed ordinary income	43,330,042
Capital loss carryforward	(1,792,773,530)

Cost for federal income tax purposes	$ 6,351,623,187

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 29,989,011	$ 43,821,998

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, and in-kind transactions aggregated $8,789,613,878 and $10,219,762,722, respectively. Securities delivered on an in-kind basis aggregated $522,515,707. Realized gain (loss) of $200,959,374 on securities delivered on an in-kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 958,576
Service Class 2	1,728,584
Service Class 2 R	14,245
$ 2,701,405

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 4,028,550
Service Class	638,566
Service Class 2	472,805
Service Class 2R	3,806
Investor Class	100,812
$ 5,244,539

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

VIP Growth Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57,327 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 32,825,826	5.29%	$ 111,005

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $22,679 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $845,352 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15,348.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 35% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005A
From net investment income
Initial Class	$ 25,469,432	$ 36,754,599
Service Class	2,969,186	4,880,141
Service Class 2	1,415,183	2,179,216
Service Class 2R	11,992	8,042
Investor Class	123,218	-
Total	$ 29,989,011	$ 43,821,998

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended December 31,		Dollars Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	3,610,816	5,020,349	$ 124,622,618	$ 159,510,141
Reinvestment of distributions	750,646	1,168,668	25,469,432	36,754,598
Shares redeemed	(47,564,114)	(50,113,556)	(1,648,287,637)	(1,589,683,859)
Net increase (decrease)	(43,202,652)	(43,924,539)	$ (1,498,195,587)	$ (1,393,419,120)
Service Class
Shares sold	904,973	1,583,330	$ 31,365,157	$ 49,875,519
Reinvestment of distributions	87,794	155,666	2,969,186	4,880,142
Shares redeemed	(8,801,822)	(10,974,628)	(303,894,497)	(341,802,898)
Net increase (decrease)	(7,809,055)	(9,235,632)	$ (269,560,154)	$ (287,047,237)
Service Class 2
Shares sold	3,844,723	4,801,863	$ 131,119,141	$ 150,862,050
Reinvestment of distributions	42,144	69,981	1,415,183	2,179,216
Shares redeemed	(11,956,728)	(4,718,596)	(413,608,979)	(147,633,784)
Net increase (decrease)	(8,069,861)	153,248	$ (281,074,655)	$ 5,407,482
Service Class 2R
Shares sold	109,377	97,483	$ 3,727,115	$ 3,094,057
Reinvestment of distributions	358	259	11,992	8,042
Shares redeemed	(129,250)	(19,254)	(4,434,759)	(605,298)
Net increase (decrease)	(19,515)	78,488	$ (695,652)	$ 2,496,801
Investor Class
Shares sold	1,635,275	720,556	$ 56,255,612	$ 23,727,387
Reinvestment of distributions	3,637	-	123,218	-
Shares redeemed	(205,451)	(2,747)	(7,058,413)	(89,995)
Net increase (decrease)	1,433,461	717,809	$ 49,320,417	$ 23,637,392

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007- present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Jason Weiner (37)

Year of Election or Appointment: 2006

Vice President of VIP Growth. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner worked as a research analyst and portfolio manager. Mr. Weiner also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Growth Portfolio

Distributions

Initial Class, Service Class, Service Class 2, Service Class 2R and Investor Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Growth Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

VIP Growth Portfolio

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Growth Portfolio

Annual Report

VIP Growth Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRWT-ANN-0207
1.540077.109

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Growth Portfolio

VIP Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Service Class 2R A	6.58%	1.38%	6.31%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

VIP Growth Portfolio

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, who managed VIP Growth Portfolio for most of the period covered by this report

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the year ending December 31, 2006, the fund trailed the Russell 3000® Growth Index, which returned 9.46%. (For specific portfolio performance results, please refer to the performance section of this report.) The fund underperformed the index in part because of its conservative positioning during the market's rebound in the latter part of the period and also because of inopportune stock selection in the information technology and health care sectors. Among the holdings that detracted the most were underweighted positions in network equipment maker Cisco Systems, software giant Microsoft and database software maker Oracle, along with weak results from wireless equipment maker QUALCOMM and online auctioneer eBay, the latter of which was sold off by period end. Where the fund did well versus the index - in energy and in segments of the consumer sectors, for example - those gains were mostly a product of favorable stock picking. Top contributors included energy services firm Schlumberger, Taiwanese contract manufacturer Hon Hai Precision Industry and global positioning systems (GPS) leader Garmin. Hon Hai was no longer held at period end.

Note to shareholders: Jason Weiner became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Growth Portfolio

VIP Growth Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,068.50	$ 3.70
Hypothetical A	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class
Actual	$ 1,000.00	$ 1,067.90	$ 4.22
Hypothetical A	$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2
Actual	$ 1,000.00	$ 1,066.90	$ 5.00
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89
Service Class 2R
Actual	$ 1,000.00	$ 1,067.20	$ 4.95
Hypothetical A	$ 1,000.00	$ 1,020.42	$ 4.84
Investor Class
Actual	$ 1,000.00	$ 1,068.10	$ 4.27
Hypothetical A	$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.71%
Service Class	.81%
Service Class 2.96%
Service Class 2R	.95%
Investor Class	.82%

Annual Report

VIP Growth Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.9	2.2
Cisco Systems, Inc.	3.2	0.9
Biogen Idec, Inc.	2.8	0.0
Intel Corp.	2.7	0.0
Google, Inc. Class A (sub. vtg.)	2.6	2.2
General Electric Co.	2.6	4.4
Johnson & Johnson	1.9	3.2
Research In Motion Ltd.	1.8	0.0
ABB Ltd. sponsored ADR	1.7	0.0
Commerce Bancorp, Inc., New Jersey	1.6	0.0
	24.8
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	23.8
Health Care	20.8	18.0
Consumer Discretionary	11.1	9.7
Industrials	11.1	11.9
Financials	10.2	10.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Stocks 99.9%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.2%	** Foreign investments	13.0%

VIP Growth Portfolio

VIP Growth Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.6%
Toyota Motor Corp. sponsored ADR	297,400	$ 39,943,794
Diversified Consumer Services - 1.1%
Sotheby's Class A (ltd. vtg.) (d)	1,115,450	34,601,259
Weight Watchers International, Inc.	873,800	45,900,714
		80,501,973
Hotels, Restaurants & Leisure - 1.8%
Bob Evans Farms, Inc.	255,063	8,728,256
Carrols Restaurant Group, Inc.	52,800	748,704
International Game Technology	278,600	12,871,320
McCormick & Schmick's Seafood Restaurants (a)	487,327	11,715,341
McDonald's Corp.	884,100	39,192,153
Melco PBL Entertainment (Macau) Ltd. Sponsored ADR	44,300	941,818
Starbucks Corp. (a)	1,165,554	41,283,923
Yum! Brands, Inc.	235,023	13,819,352
		129,300,867
Household Durables - 1.7%
Garmin Ltd. (d)	1,316,900	73,298,654
Sony Corp. sponsored ADR	1,170,969	50,152,602
		123,451,256
Media - 1.6%
Lamar Advertising Co. Class A (a)	583,340	38,144,603
McGraw-Hill Companies, Inc.	467,094	31,771,734
Omnicom Group, Inc.	401,400	41,962,356
		111,878,693
Multiline Retail - 1.1%
Kohl's Corp. (a)	519,600	35,556,228
Saks, Inc.	1,208,000	21,526,560
Target Corp.	380,300	21,696,115
		78,778,903
Specialty Retail - 1.6%
Guess?, Inc. (a)	506,400	32,120,952
J. Crew Group, Inc.	412,100	15,886,455
RadioShack Corp. (d)	1,361,800	22,851,004
Staples, Inc.	1,391,187	37,144,693
Zumiez, Inc. (a)	366,364	10,822,393
		118,825,497
Textiles, Apparel & Luxury Goods - 1.6%
Crocs, Inc. (d)	540,294	23,340,701
Polo Ralph Lauren Corp. Class A	1,056,832	82,073,573
Under Armour, Inc. Class A (sub. vtg.) (a)	230,100	11,608,545
		117,022,819
TOTAL CONSUMER DISCRETIONARY		799,703,802

	Shares	Value (Note 1)
CONSUMER STAPLES - 7.1%
Beverages - 1.7%
PepsiCo, Inc.	1,422,629	$ 88,985,444
The Coca-Cola Co.	632,700	30,527,775
		119,513,219
Food & Staples Retailing - 2.3%
CVS Corp.	3,456,285	106,833,769
Sysco Corp.	417,900	15,362,004
Walgreen Co.	951,500	43,664,335
		165,860,108
Food Products - 0.6%
Tyson Foods, Inc. Class A	2,762,900	45,449,705
Household Products - 1.3%
Colgate-Palmolive Co.	841,000	54,866,840
Procter & Gamble Co.	581,400	37,366,578
		92,233,418
Personal Products - 0.6%
Avon Products, Inc.	1,100,779	36,369,738
Bare Escentuals, Inc.	232,247	7,215,914
		43,585,652
Tobacco - 0.6%
Altria Group, Inc.	520,300	44,652,146
TOTAL CONSUMER STAPLES		511,294,248
ENERGY - 5.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	309,670	23,119,962
Halliburton Co.	1,330,400	41,308,920
Noble Corp.	193,500	14,735,025
Schlumberger Ltd. (NY Shares)	343,000	21,663,880
		100,827,787
Oil, Gas & Consumable Fuels - 4.4%
Canadian Oil Sands Trust unit	1,365,900	38,200,685
Chesapeake Energy Corp.	2,285,008	66,379,482
Denbury Resources, Inc. (a)	315,900	8,778,861
EOG Resources, Inc.	582,900	36,402,105
Exxon Mobil Corp.	503,800	38,606,194
Noble Energy, Inc.	94,200	4,622,394
OAO Gazprom sponsored ADR	827,100	38,377,440
Petroplus Holdings AG	210,060	12,752,320
Quicksilver Resources, Inc. (a)	195,300	7,146,027
Ultra Petroleum Corp. (a)	1,015,817	48,505,262
XTO Energy, Inc.	402,100	18,918,805
		318,689,575
TOTAL ENERGY		419,517,362
FINANCIALS - 10.2%
Capital Markets - 3.6%
Charles Schwab Corp.	3,725,972	72,060,298
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	73,700	$ 14,692,095
Investors Financial Services Corp.	349,725	14,922,766
Merrill Lynch & Co., Inc.	330,700	30,788,170
Northern Trust Corp.	626,979	38,051,356
State Street Corp.	807,600	54,464,544
UBS AG (NY Shares)	600,108	36,204,516
		261,183,745
Commercial Banks - 2.4%
Canadian Western Bank, Edmonton	265,000	11,995,455
Commerce Bancorp, Inc., New Jersey (d)	3,209,100	113,184,957
East West Bancorp, Inc.	225,100	7,973,042
Wells Fargo & Co.	1,032,000	36,697,920
		169,851,374
Consumer Finance - 1.4%
American Express Co. (d)	1,694,200	102,787,114
Insurance - 2.8%
ACE Ltd.	327,700	19,848,789
AFLAC, Inc.	978,620	45,016,520
American International Group, Inc.	1,400,666	100,371,726
Willis Group Holdings Ltd.	796,700	31,636,957
		196,873,992
TOTAL FINANCIALS		730,696,225
HEALTH CARE - 20.8%
Biotechnology - 9.2%
Acorda Therapeutics, Inc.	723,483	11,459,971
Altus Pharmaceuticals, Inc.	409,100	7,711,535
Amgen, Inc. (a)	1,305,010	89,145,233
Amylin Pharmaceuticals, Inc. (a)(d)	1,007,225	36,330,606
Biogen Idec, Inc. (a)	4,131,140	203,210,777
Cephalon, Inc. (a)(d)	484,900	34,141,809
CSL Ltd.	486,605	25,110,316
Genentech, Inc. (a)	1,073,300	87,076,829
Gilead Sciences, Inc. (a)	1,341,292	87,090,090
OSI Pharmaceuticals, Inc. (a)	968,710	33,885,476
PDL BioPharma, Inc. (a)	1,219,435	24,559,421
Telik, Inc. (a)(d)	946,993	4,195,179
Theravance, Inc. (a)	485,549	14,998,609
		658,915,851
Health Care Equipment & Supplies - 4.2%
ArthroCare Corp. (a)	144,815	5,781,015
Becton, Dickinson & Co.	899,400	63,092,910
C.R. Bard, Inc.	608,700	50,503,839
Cochlear Ltd.	172,439	7,895,154
DENTSPLY International, Inc.	947,714	28,289,263
Hologic, Inc. (a)	686,391	32,452,566
Kyphon, Inc. (a)	167,949	6,785,140
Mentor Corp.	794,540	38,829,170

	Shares	Value (Note 1)
Mindray Medical International Ltd. sponsored ADR	184,500	$ 4,413,240
ResMed, Inc. (a)	709,800	34,936,356
Sirona Dental Systems, Inc.	836,002	32,194,437
		305,173,090
Health Care Providers & Services - 1.7%
Brookdale Senior Living, Inc.	334,300	16,046,400
Cardinal Health, Inc.	561,600	36,183,888
Henry Schein, Inc. (a)	1,001,800	49,068,164
Medco Health Solutions, Inc. (a)	445,300	23,796,832
		125,095,284
Life Sciences Tools & Services - 1.5%
Covance, Inc. (a)	1,112,000	65,507,920
Pharmaceutical Product Development, Inc.	1,356,921	43,719,995
		109,227,915
Pharmaceuticals - 4.2%
Allergan, Inc.	333,300	39,909,342
Johnson & Johnson	2,017,720	133,209,874
Merck & Co., Inc.	1,878,500	81,902,600
Wyeth	870,800	44,341,136
		299,362,952
TOTAL HEALTH CARE		1,497,775,092
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.3%
The Boeing Co.	1,008,941	89,634,318
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	237,440	17,803,251
Airlines - 1.3%
AirTran Holdings, Inc. (a)	1,240,800	14,566,992
Allegiant Travel Co.	13,800	387,228
Ryanair Holdings PLC sponsored ADR (a)	27,000	2,200,500
UAL Corp. (a)	346,546	15,248,024
US Airways Group, Inc. (a)	1,149,000	61,873,650
		94,276,394
Commercial Services & Supplies - 1.5%
Cintas Corp.	850,851	33,787,293
Equifax, Inc.	1,085,104	44,055,222
Tele Atlas NV (a)	1,439,575	30,161,362
		108,003,877
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	196,600	16,030,764
Electrical Equipment - 2.2%
ABB Ltd. sponsored ADR	6,683,500	120,169,330
General Cable Corp.	915,600	40,020,876
		160,190,206
Industrial Conglomerates - 3.9%
General Electric Co.	4,917,020	182,962,314
McDermott International, Inc. (a)	714,800	36,354,728
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	393,900	$ 36,936,003
Tyco International Ltd.	752,113	22,864,235
		279,117,280
Machinery - 0.4%
Deere & Co.	250,300	23,796,021
Valmont Industries, Inc.	131,770	7,311,917
		31,107,938
TOTAL INDUSTRIALS		796,164,028
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 8.8%
Cisco Systems, Inc. (a)	8,372,700	228,825,891
Corning, Inc. (a)	3,630,300	67,922,913
Harris Corp.	818,400	37,531,824
Juniper Networks, Inc. (a)	2,411,600	45,675,704
Nice Systems Ltd. sponsored ADR	1,221,267	37,590,598
QUALCOMM, Inc.	1,291,703	48,813,456
Research In Motion Ltd. (a)	1,018,100	130,092,818
TomTom Group BV (a)(d)	763,835	32,995,338
		629,448,542
Computers & Peripherals - 3.0%
Apple Computer, Inc. (a)	865,534	73,431,905
EMC Corp. (a)	5,781,958	76,321,846
Network Appliance, Inc. (a)	1,682,215	66,077,405
		215,831,156
Electronic Equipment & Instruments - 0.7%
Amphenol Corp. Class A	783,382	48,632,355
Dolby Laboratories, Inc. Class A (a)	126,700	3,930,234
IPG Photonics Corp.	11,600	278,400
		52,840,989
Internet Software & Services - 3.1%
Google, Inc. Class A (sub. vtg.) (a)	402,100	185,159,008
LoopNet, Inc.	164,296	2,461,154
VeriSign, Inc. (a)	1,494,900	35,952,345
		223,572,507
IT Services - 4.0%
Cognizant Technology Solutions Corp. Class A (a)	616,600	47,576,856
ExlService Holdings, Inc.	444,874	9,360,149
First Data Corp.	1,439,800	36,743,696
Infosys Technologies Ltd. sponsored ADR	524,400	28,611,264
MoneyGram International, Inc.	233,700	7,328,832
Paychex, Inc.	829,514	32,798,984
Satyam Computer Services Ltd. sponsored ADR	1,609,700	38,648,897

	Shares	Value (Note 1)
The Western Union Co.	3,711,900	$ 83,220,798
WNS Holdings Ltd. ADR	117,800	3,663,580
		287,953,056
Semiconductors & Semiconductor Equipment - 4.6%
Broadcom Corp. Class A (a)	2,474,000	79,934,940
FormFactor, Inc. (a)	53,900	2,007,775
Integrated Device Technology, Inc. (a)	1,548,800	23,975,424
Intel Corp.	9,651,400	195,440,850
National Semiconductor Corp.	747,000	16,956,900
SiRF Technology Holdings, Inc. (a)	554,900	14,161,048
		332,476,937
Software - 7.4%
Activision, Inc. (a)	1,469,546	25,334,973
Electronic Arts, Inc. (a)	1,231,187	62,002,577
Guidance Software, Inc.	205,700	3,202,749
Microsoft Corp.	9,319,770	278,288,330
NSD Co. Ltd.	237,200	7,531,424
Opsware, Inc. (a)	654,406	5,771,861
Oracle Corp. (a)	5,361,000	91,887,540
Red Hat, Inc. (a)	938,142	21,577,266
Take-Two Interactive Software, Inc. (a)(d)	2,030,657	36,064,468
		531,661,188
TOTAL INFORMATION TECHNOLOGY		2,273,784,375
MATERIALS - 1.0%
Chemicals - 1.0%
Monsanto Co.	1,234,300	64,837,779
Praxair, Inc.	176,400	10,465,812
		75,303,591
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	895,800	32,024,850
BellSouth Corp.	782,200	36,849,442
Level 3 Communications, Inc. (a)	2,961,800	16,586,080
		85,460,372
TOTAL COMMON STOCKS (Cost $6,234,426,050)		7,189,699,095
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	88,646	1
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(e)	826,000	8
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC Series B	149,262,496	$ 296,723
TOTAL NONCONVERTIBLE PREFERRED STOCKS		296,731
TOTAL PREFERRED STOCKS (Cost $6,086,260)		296,732
Money Market Funds - 1.5%

Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c) (Cost $107,754,496)	107,754,496	107,754,496
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $6,348,266,806)		7,297,750,323
NET OTHER ASSETS - (1.4)%		(100,060,289)
NET ASSETS - 100%		7,197,690,034
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 1,329,855
GeneProt, Inc. Series A	7/7/00	$ 4,472,693
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,410,445
Fidelity Securities Lending Cash Central Fund	1,521,192
Total	$ 3,931,637
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cross Country Healthcare, Inc.	$ -	$ 37,470,928	$ 45,984,832	$ -	$ -
Fred's, Inc. Class A	36,494,326	7,755,216	36,192,725	125,157	-
Total	$ 36,494,326	$ 45,226,144	$ 82,177,557	$ 125,157	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.8%
Canada	3.2%
Switzerland	2.4%
Cayman Islands	1.5%
Japan	1.4%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $1,792,773,530 of which $1,748,065,676 and $44,707,854 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

VIP Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $104,278,033) - See accompanying schedule: Unaffiliated issuers (cost $6,240,512,310)	$ 7,189,995,827
Fidelity Central Funds (cost $107,754,496)	107,754,496
Total Investments (cost $6,348,226,806)		$ 7,297,750,323
Foreign currency held at value (cost $5,890,303)		5,904,011
Receivable for investments sold		38,193,821
Receivable for fund shares sold		427,319
Dividends receivable		5,821,882
Interest receivable		371,687
Prepaid expenses		35,881
Other receivables		718,970
Total assets		7,349,223,894

Liabilities
Payable to custodian bank	$ 55,124
Payable for investments purchased	12,189,958
Payable for fund shares redeemed	9,105,244
Accrued management fee	3,437,187
Distribution fees payable	207,285
Notes payable to affiliates	16,316,000
Other affiliated payables	756,611
Other payables and accrued expenses	1,711,955
Collateral on securities loaned, at value	107,754,496
Total liabilities		151,533,860

Net Assets		$ 7,197,690,034
Net Assets consist of:
Paid in capital		$ 7,800,293,380
Undistributed net investment income		43,290,513
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,595,352,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		949,458,854
Net Assets		$ 7,197,690,034

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($5,610,628,842 ÷ 156,427,269 shares)	$ 35.87

Service Class: Net Asset Value, offering price and redemption price per share ($877,279,103 ÷ 24,557,583 shares)	$ 35.72

Service Class 2: Net Asset Value, offering price and redemption price per share ($627,753,799 ÷ 17,721,628 shares)	$ 35.42

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,062,921 ÷ 143,512 shares)	$ 35.28

Investor Class: Net Asset Value, offering price and redemption price per share ($76,965,369 ÷ 2,151,270 shares)	$ 35.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends (including $125,157 earned from other affiliated issuers)		$ 95,580,738
Interest		116,961
Income from Fidelity Central Funds (including $1,521,192 from security lending)		3,931,637
Total income		99,629,336

Expenses
Management fee	$ 43,960,841
Transfer agent fees	5,244,539
Distribution fees	2,701,405
Accounting and security lending fees	1,283,070
Custodian fees and expenses	279,301
Independent trustees' compensation	29,546
Appreciation in deferred trustee compensation account	5,357
Audit	99,219
Legal	170,446
Interest	111,005
Miscellaneous	1,902,600
Total expenses before reductions	55,787,329
Expense reductions	(983,924)	54,803,405
Net investment income (loss)		44,825,931
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,212,167,627
Other affiliated issuers	(1,537,271)
Foreign currency transactions	(160,720)
Total net realized gain (loss)		1,210,469,636
Change in net unrealized appreciation (depreciation) on: Investment securities	(728,384,373)
Assets and liabilities in foreign currencies	(17,953)
Total change in net unrealized appreciation (depreciation)		(728,402,326)
Net gain (loss)		482,067,310
Net increase (decrease) in net assets resulting from operations		$ 526,893,241

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,825,931	$ 29,190,123
Net realized gain (loss)	1,210,469,636	875,877,180
Change in net unrealized appreciation (depreciation)	(728,402,326)	(448,273,685)
Net increase (decrease) in net assets resulting from operations	526,893,241	456,793,618
Distributions to shareholders from net investment income	(29,989,011)	(43,821,998)
Share transactions - net increase (decrease)	(2,000,205,631)	(1,648,924,682)
Redemption fees	1,882	117
Total increase (decrease) in net assets	(1,503,299,519)	(1,235,952,945)

Net Assets
Beginning of period	8,700,989,553	9,936,942,498
End of period (including undistributed net investment income of $43,290,513 and undistributed net investment income of $27,754,269, respectively)	$ 7,197,690,034	$ 8,700,989,553

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.70	$ 32.01	$ 31.04	$ 23.44	$ 33.61
Income from Investment Operations
Net investment income (loss) C	.21	.11	.15 F,I	.07	.07
Net realized and unrealized gain (loss)	2.09	1.74	.90	7.60	(10.17)
Total from investment operations	2.30	1.85	1.05	7.67	(10.10)
Distributions from net investment income	(.13)	(.16)	(.08)	(.07)	(.07)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.87	$ 33.70	$ 32.01	$ 31.04	$ 23.44
Total Return A,B	6.85%	5.80%	3.38%	32.85%	(30.10)%
Ratios to Average Net Assets D,G
Expenses before reductions	.68%	.67%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.67%	.67%
Expenses net of all reductions	.67%	.63%	.65%	.64%	.61%
Net investment income (loss)	.61%	.36%	.47% I	.28%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,610,629	$ 6,726,655	$ 7,796,888	$ 8,594,509	$ 7,016,147
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.56	$ 31.88	$ 30.92	$ 23.34	$ 33.48
Income from Investment Operations
Net investment income (loss) C	.18	.08	.11 F,I	.05	.04
Net realized and unrealized gain (loss)	2.07	1.72	.90	7.58	(10.14)
Total from investment operations	2.25	1.80	1.01	7.63	(10.10)
Distributions from net investment income	(.09)	(.12)	(.05)	(.05)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.72	$ 33.56	$ 31.88	$ 30.92	$ 23.34
Total Return A,B	6.73%	5.67%	3.26%	32.78%	(30.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	.78%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.77%	.77%
Expenses net of all reductions	.77%	.73%	.75%	.74%	.71%
Net investment income (loss)	.51%	.26%	.37% I	.18%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 877,279	$ 1,086,172	$ 1,326,262	$ 1,401,298	$ 1,058,738
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 33.29	$ 31.64	$ 30.72	$ 23.21	$ 33.34
Income from Investment Operations
Net investment income (loss) C	.12	.03	.07 F,I	.01	- H
Net realized and unrealized gain (loss)	2.07	1.71	.89	7.53	(10.09)
Total from investment operations	2.19	1.74	.96	7.54	(10.09)
Distributions from net investment income	(.06)	(.09)	(.04)	(.03)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.42	$ 33.29	$ 31.64	$ 30.72	$ 23.21
Total Return A,B	6.57%	5.50%	3.12%	32.54%	(30.30)%
Ratios to Average Net Assets D,G
Expenses before reductions	.94%	.92%	.93%	.92%	.93%
Expenses net of fee waivers, if any	.94%	.92%	.93%	.92%	.93%
Expenses net of all reductions	.92%	.88%	.90%	.89%	.87%
Net investment income (loss)	.36%	.11%	.22% I	.02%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 627,754	$ 858,587	$ 811,126	$ 609,798	$ 238,543
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 L
Selected Per-Share Data
Net asset value, beginning of period	$ 33.18	$ 31.54	$ 30.65	$ 23.20	$ 31.05
Income from Investment Operations
Net investment income (loss) C	.12	.04	.07 F,I	.01	(.01)
Net realized and unrealized gain (loss)	2.06	1.70	.88	7.51	(7.84)
Total from investment operations	2.18	1.74	.95	7.52	(7.85)
Distributions from net investment income	(.08)	(.10)	(.06)	(.07)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 35.28	$ 33.18	$ 31.54	$ 30.65	$ 23.20
Total Return A,B, K	6.58%	5.52%	3.10%	32.54%	(25.28)%
Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.92%	.93%	.92%	.96% J
Expenses net of fee waivers, if any	.93%	.92%	.93%	.92%	.96% J
Expenses net of all reductions	.92%	.88%	.90%	.90%	.90% J
Net investment income (loss)	.36%	.12%	.22% I	.02%	(.03)% J
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,063	$ 5,409	$ 2,667	$ 1,369	$ 210
Portfolio turnover rate E	114%	79%	72%	61%	90%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Annualized

K Total returns for periods of less than one year are not annualized.

L For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.17	.03
Net realized and unrealized gain (loss)	2.08	1.04
Total from investment operations	2.25	1.07
Distributions from net investment income	(.14)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 35.78	$ 33.67
Total Return B,C,D	6.72%	3.28%
Ratios to Average Net Assets F,I
Expenses before reductions	.81%	.83% A
Expenses net of fee waivers, if any	.81%	.83% A
Expenses net of all reductions	.80%	.79% A
Net investment income (loss)	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,965	$ 24,166
Portfolio turnover rate G	114%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Growth Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,114,618,421
Unrealized depreciation	(168,491,285)
Net unrealized appreciation (depreciation)	946,127,136
Undistributed ordinary income	43,330,042
Capital loss carryforward	(1,792,773,530)

Cost for federal income tax purposes	$ 6,351,623,187

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 29,989,011	$ 43,821,998

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, and in-kind transactions aggregated $8,789,613,878 and $10,219,762,722, respectively. Securities delivered on an in-kind basis aggregated $522,515,707. Realized gain (loss) of $200,959,374 on securities delivered on an in-kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 958,576
Service Class 2	1,728,584
Service Class 2 R	14,245
$ 2,701,405

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 4,028,550
Service Class	638,566
Service Class 2	472,805
Service Class 2R	3,806
Investor Class	100,812
$ 5,244,539

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

VIP Growth Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57,327 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 32,825,826	5.29%	$ 111,005

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $22,679 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $845,352 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15,348.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 35% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005A
From net investment income
Initial Class	$ 25,469,432	$ 36,754,599
Service Class	2,969,186	4,880,141
Service Class 2	1,415,183	2,179,216
Service Class 2R	11,992	8,042
Investor Class	123,218	-
Total	$ 29,989,011	$ 43,821,998

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended December 31,		Dollars Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	3,610,816	5,020,349	$ 124,622,618	$ 159,510,141
Reinvestment of distributions	750,646	1,168,668	25,469,432	36,754,598
Shares redeemed	(47,564,114)	(50,113,556)	(1,648,287,637)	(1,589,683,859)
Net increase (decrease)	(43,202,652)	(43,924,539)	$ (1,498,195,587)	$ (1,393,419,120)
Service Class
Shares sold	904,973	1,583,330	$ 31,365,157	$ 49,875,519
Reinvestment of distributions	87,794	155,666	2,969,186	4,880,142
Shares redeemed	(8,801,822)	(10,974,628)	(303,894,497)	(341,802,898)
Net increase (decrease)	(7,809,055)	(9,235,632)	$ (269,560,154)	$ (287,047,237)
Service Class 2
Shares sold	3,844,723	4,801,863	$ 131,119,141	$ 150,862,050
Reinvestment of distributions	42,144	69,981	1,415,183	2,179,216
Shares redeemed	(11,956,728)	(4,718,596)	(413,608,979)	(147,633,784)
Net increase (decrease)	(8,069,861)	153,248	$ (281,074,655)	$ 5,407,482
Service Class 2R
Shares sold	109,377	97,483	$ 3,727,115	$ 3,094,057
Reinvestment of distributions	358	259	11,992	8,042
Shares redeemed	(129,250)	(19,254)	(4,434,759)	(605,298)
Net increase (decrease)	(19,515)	78,488	$ (695,652)	$ 2,496,801
Investor Class
Shares sold	1,635,275	720,556	$ 56,255,612	$ 23,727,387
Reinvestment of distributions	3,637	-	123,218	-
Shares redeemed	(205,451)	(2,747)	(7,058,413)	(89,995)
Net increase (decrease)	1,433,461	717,809	$ 49,320,417	$ 23,637,392

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007- present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Jason Weiner (37)

Year of Election or Appointment: 2006

Vice President of VIP Growth. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner worked as a research analyst and portfolio manager. Mr. Weiner also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Growth Portfolio

Distributions

Service Class 2R designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Growth Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

VIP Growth Portfolio

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Growth Portfolio

Annual Report

VIP Growth Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRWTR-ANN-0207
1.811845.102

Fidelity® Variable Insurance Products:
High Income Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP High Income Portfolio

VIP High Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class	11.24%	10.51%	3.22%
VIP High Income - Service Class A	11.18%	10.42%	3.12%
VIP High Income - Service Class 2 B	11.02%	10.22%	3.00%
VIP High Income - Investor Class C	11.24%	10.48%	3.21%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch ® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Beginning on January 1, 2006, the Merrill Lynch US High Yield Master II Constrained Index replaced the Merrill Lynch US High Yield Master II Index as the fund's primary index for all time periods because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

Annual Report

VIP High Income Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio

For the 12-month period ending December 31, 2006, the U.S. high-yield bond market posted its fourth consecutive year of positive returns. The Merrill Lynch® U.S. High Yield Master II Constrained Index rose 10.76% in that time, the fourth year in a row that the asset class topped the investment-grade bond market, which gained 4.33% as measured by the Lehman Brothers® Aggregate Bond Index. High yield was paced by a historically low default rate, solid corporate earnings, stable long-term interest rates, improved balance sheets and a strong equity market. One notable trend in 2006 was a significant increase in mergers, acquisitions and leveraged buyout activity, which resulted in a record-high issuance of high-yield debt. Fortunately, demand easily offset the supply. For the most part, high-yield companies enjoyed easy access to capital from the bank loan market, and the attractive yields of junk bonds drew heavy interest from private equity investors, hedge funds, international investors and institutions looking to meet fixed pension and retirement obligations.

For the 12 months that ended December 31, 2006, the fund outperformed the Merrill Lynch Constrained index - which became the fund's primary benchmark on January 1, 2006 - but underperformed the 11.77% return of its previous benchmark, the Merrill Lynch U.S. High Yield Master II Index. Positive security selection in heath care and telecommunications helped performance relative to the Constrained index, while overweighting gaming and underweighting automotive detracted. Top contributors to performance included underweighting hospital company HCA and not owning index component Dura Automotive, as well as holdings in satellite telecommunications provider Intelsat, video game retailer GameStop, General Motors Acceptance Corporation - the financing arm of General Motors (GM) - and building materials firm MAAX, not held at period end. Underweighting GM - no longer in the fund - and cable TV company Charter Communications detracted, as did bricks-and-mortar gaming companies Station Casinos and MGM Mirage. An out-of-benchmark position in building materials provider Masonite also lagged.

Note to shareholders: Effective January 1, 2006, the fund changed its benchmark to the Merrill Lynch U.S. High Yield Master II Constrained Index because this index conforms more closely to the fund's investment strategy. The Constrained index includes all of the bonds in the former benchmark, the Merrill Lynch U.S. High Yield Master II Index, but imposes a 2% limit on any individual issuer. In Fidelity's view, the Constrained index represents a better measure of the high-yield market, as this index is more diversified than the unconstrained version and is less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP High Income Portfolio

VIP High Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,080.00	$ 3.83
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72
Service Class
Actual	$ 1,000.00	$ 1,079.20	$ 4.35
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23
Service Class 2
Actual	$ 1,000.00	$ 1,079.20	$ 5.14
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99
Initial Class R
Actual	$ 1,000.00	$ 1,080.30	$ 3.83
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72
Service Class R
Actual	$ 1,000.00	$ 1,079.40	$ 4.30
Hypothetical A	$ 1,000.00	$ 1,021.07	$ 4.18
Service Class 2R
Actual	$ 1,000.00	$ 1,078.80	$ 5.13
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99
Investor Class
Actual	$ 1,000.00	$ 1,079.90	$ 4.19
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

VIP High Income Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Initial Class	.73%
Service Class	.83%
Service Class 2.98%
Initial Class R	.73%
Service Class R	.82%
Service Class 2R	.98%
Investor Class	.80%

VIP High Income Portfolio

VIP High Income Portfolio

Investment Changes

Top Five Holdings as of December 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Intelsat Ltd.	2.4	2.4
Ford Motor Credit Co.	2.4	1.6
MGM Mirage, Inc.	1.9	1.5
General Motors Acceptance Corp.	1.9	2.2
Ship Finance International Ltd.	1.8	1.9
	10.4
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	8.7	9.0
Energy	8.3	9.5
Telecommunications	8.3	8.5
Automotive	6.6	4.5
Gaming	6.3	7.5
Quality Diversification (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
AAA, AA, A 0.4%	AAA, AA, A 0.5%
BBB 0.7%	BBB 0.0%
BB 33.9%	BB 37.4%
B 45.1%	B 48.0%
CCC, CC, C 11.7%	CCC, CC, C 8.9%
Not Rated 3.1%	Not Rated 1.4%
Equities 0.1%	Equities 0.1%
Short-Term Investments and Net Other Assets 5.0%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 * *
	Nonconvertible Bonds 87.0%		Nonconvertible Bonds 87.8%
	Convertible Bonds, Preferred Stocks 0.0%		Convertible Bonds, Preferred Stocks 0.2%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 7.9%		Floating Rate Loans 7.8%
	Other Investments 0.0%		Other Investments 0.4%
	Short-Term Investments and Net Other Assets 5.0%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	16.1%	* * Foreign investments	18.8%

Annual Report

VIP High Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 87.0%
	Principal Amount	Value (Note 1)
Aerospace - 1.4%
Bombardier, Inc.:
6.75% 5/1/12 (d)	$ 10,000	$ 9,800
7.45% 5/1/34 (d)	1,795,000	1,642,425
8% 11/15/14 (d)	2,085,000	2,131,913
L-3 Communications Corp.:
5.875% 1/15/15	1,120,000	1,080,800
6.375% 10/15/15	4,875,000	4,814,063
7.625% 6/15/12	5,245,000	5,428,575
Primus International, Inc. 11.5% 4/15/09 (d)	4,505,000	4,820,350
		19,927,926
Air Transportation - 1.6%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	7,425,000	7,536,375
7.377% 5/23/19	764,033	746,842
8.608% 10/1/12	535,000	567,100
AMR Corp. 9% 8/1/12	1,980,000	2,116,224
Continental Airlines, Inc.:
7.875% 7/2/18	1,142,436	1,162,429
9.558% 9/1/19	1,684,767	1,823,760
Continental Airlines, Inc. pass thru trust certificates:
7.566% 9/15/21	653,189	656,455
7.73% 9/15/12	340,150	341,000
9.798% 4/1/21	3,216,267	3,537,894
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (d)	4,220,000	4,230,550
		22,718,629
Automotive - 4.9%
Ford Motor Co. 7.45% 7/16/31	4,165,000	3,269,525
Ford Motor Credit Co.:
7% 10/1/13	8,790,000	8,394,450
7.25% 10/25/11	5,520,000	5,405,581
8% 12/15/16	2,890,000	2,861,100
8.11% 1/13/12 (e)	5,590,000	5,534,100
9.8238% 4/15/12 (e)	3,230,000	3,443,988
10.61% 6/15/11 (d)(e)	6,664,000	7,197,120
General Motors Acceptance Corp.:
5.625% 5/15/09	1,190,000	1,180,605
6.75% 12/1/14	6,145,000	6,329,350
6.875% 9/15/11	4,690,000	4,807,250
8% 11/1/31	11,575,000	13,253,375
GMAC LLC 6% 12/15/11	2,740,000	2,719,450
Visteon Corp. 7% 3/10/14	3,795,000	3,311,138
		67,707,032
Banks and Thrifts - 0.4%
Western Financial Bank 9.625% 5/15/12	5,125,000	5,596,423

	Principal Amount	Value (Note 1)
Broadcasting - 0.3%
Nexstar Broadcasting, Inc. 7% 1/15/14	$ 2,440,000	$ 2,293,600
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (c)	1,850,000	1,655,750
		3,949,350
Building Materials - 0.7%
Anixter International, Inc. 5.95% 3/1/15	3,270,000	3,024,750
Masonite Corp. 11% 4/6/15 (d)	7,930,000	7,355,075
		10,379,825
Cable TV - 3.1%
Cablevision Systems Corp. 9.87% 4/1/09 (e)	3,835,000	4,021,956
Charter Communications Holdings I LLC:
0% 1/15/15 (c)	2,335,000	2,113,175
9.92% 4/1/14	5,420,000	4,661,200
10% 5/15/14	3,685,000	3,205,950
11.125% 1/15/14	2,025,000	1,776,938
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	1,085,000	1,106,700
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	2,400,000	2,502,000
EchoStar Communications Corp.:
5.75% 10/1/08	5,475,000	5,447,625
7% 10/1/13	5,940,000	5,925,150
7.125% 2/1/16	2,785,000	2,781,658
Kabel Deutschland GmbH 10.625% 7/1/14	4,350,000	4,833,938
NTL Cable PLC:
8.75% 4/15/14	2,175,000	2,272,875
9.125% 8/15/16	1,805,000	1,899,763
		42,548,928
Capital Goods - 1.6%
Amsted Industries, Inc. 10.25% 10/15/11 (d)	4,930,000	5,262,775
Case New Holland, Inc. 7.125% 3/1/14	6,795,000	6,930,900
Leucadia National Corp. 7% 8/15/13	3,520,000	3,572,800
Park-Ohio Industries, Inc. 8.375% 11/15/14	2,425,000	2,243,125
Sensus Metering Systems, Inc. 8.625% 12/15/13	4,325,000	4,325,000
		22,334,600
Chemicals - 4.0%
Chemtura Corp. 6.875% 6/1/16	2,640,000	2,626,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Chemicals - continued
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (c)	$ 3,240,000	$ 2,737,800
Series B, 0% 10/1/14 (c)	1,965,000	1,660,425
Equistar Chemicals LP 7.55% 2/15/26	2,525,000	2,398,750
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	1,995,000	2,084,775
10.125% 9/1/08	2,600,000	2,762,500
Lyondell Chemical Co.:
8% 9/15/14	3,110,000	3,214,963
8.25% 9/15/16	3,110,000	3,253,838
Millennium America, Inc.:
7.625% 11/15/26	1,040,000	925,600
9.25% 6/15/08	3,585,000	3,710,475
Momentive Performance Materials, Inc. 9.75% 12/1/14 (d)	8,720,000	8,730,900
Nalco Co. 7.75% 11/15/11	3,005,000	3,083,881
Nell AF Sarl 8.375% 8/15/15 (d)	2,690,000	2,763,975
NOVA Chemicals Corp.:
7.4% 4/1/09	4,250,000	4,319,063
8.5019% 11/15/13 (e)	2,425,000	2,449,250
Phibro Animal Health Corp.:
10% 8/1/13 (d)	2,440,000	2,531,500
13% 8/1/14 (d)	1,420,000	1,437,750
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	4,065,000	4,268,250
		54,960,495
Consumer Products - 0.3%
Jostens Holding Corp. 0% 12/1/13 (c)	3,050,000	2,653,500
Jostens IH Corp. 7.625% 10/1/12	1,970,000	1,989,700
		4,643,200
Containers - 1.0%
Berry Plastics Holding Corp. 8.875% 9/15/14 (d)	4,680,000	4,785,300
BWAY Corp. 10% 10/15/10	7,005,000	7,320,225
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	1,195,000	1,236,825
		13,342,350
Diversified Financial Services - 0.5%
E*TRADE Financial Corp.:
7.375% 9/15/13	1,490,000	1,534,700
7.875% 12/1/15	2,895,000	3,075,938
8% 6/15/11	2,440,000	2,549,800
		7,160,438
Diversified Media - 1.7%
Affinion Group, Inc. 11.5% 10/15/15	3,385,000	3,579,638

	Principal Amount	Value (Note 1)
LBI Media Holdings, Inc. 0% 10/15/13 (c)	$ 6,440,000	$ 5,538,400
LBI Media, Inc. 10.125% 7/15/12	2,245,000	2,379,700
Nielsen Finance LLC/Co.:
0% 8/1/16 (c)(d)	2,660,000	1,835,400
10% 8/1/14 (d)	4,145,000	4,476,600
Quebecor Media, Inc. 7.75% 3/15/16	5,920,000	5,979,200
		23,788,938
Electric Utilities - 3.8%
AES Corp.:
8.875% 2/15/11	3,581,000	3,840,623
9.375% 9/15/10	4,088,000	4,425,260
9.5% 6/1/09	904,000	967,280
AES Gener SA 7.5% 3/25/14	4,965,000	5,250,488
Aquila, Inc. 14.875% 7/1/12	2,555,000	3,321,500
Dynegy Holdings, Inc. 8.375% 5/1/16	3,130,000	3,294,325
Mirant Americas Generation LLC 8.5% 10/1/21	4,075,000	4,115,750
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	7,490,000	7,639,800
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	2,505,000	2,580,150
NGC Corp. 7.125% 5/15/18	1,805,000	1,759,875
Tenaska Alabama Partners LP 7% 6/30/21 (d)	3,222,625	3,171,973
TXU Corp. 6.5% 11/15/24	4,645,000	4,460,733
Utilicorp Canada Finance Corp. 7.75% 6/15/11	7,595,000	8,050,700
Utilicorp United, Inc. 9.95% 2/1/11 (e)	55,000	60,363
		52,938,820
Energy - 7.6%
Atlas Pipeline Partners LP 8.125% 12/15/15	4,080,000	4,212,600
Chaparral Energy, Inc. 8.5% 12/1/15	4,800,000	4,764,000
Chesapeake Energy Corp.:
6.5% 8/15/17	7,185,000	6,996,394
6.625% 1/15/16	2,045,000	2,039,888
7.5% 6/15/14	2,095,000	2,178,800
7.75% 1/15/15	4,390,000	4,554,625
Complete Production Services, Inc. 8% 12/15/16 (d)	4,070,000	4,161,575
El Paso Performance-Linked Trust 7.75% 7/15/11 (d)	4,345,000	4,540,525
Hanover Compressor Co.:
8.625% 12/15/10	2,560,000	2,662,400
9% 6/1/14	1,785,000	1,918,875
Hanover Equipment Trust 8.75% 9/1/11	775,000	808,906
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - continued
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (d)	$ 3,440,000	$ 3,388,400
9% 6/1/16 (d)	3,910,000	4,125,050
OPTI Canada, Inc. 8.25% 12/15/14 (d)	3,460,000	3,533,698
Pan American Energy LLC 7.75% 2/9/12 (d)	3,630,000	3,747,975
Parker Drilling Co.:
9.625% 10/1/13	2,960,000	3,241,200
10.1194% 9/1/10 (e)	4,878,000	4,981,658
Petrohawk Energy Corp. 9.125% 7/15/13	7,095,000	7,414,275
Pogo Producing Co. 6.875% 10/1/17	1,030,000	988,800
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	885,000	854,025
7.375% 7/15/13	10,075,000	10,276,500
7.5% 5/15/16	3,910,000	3,997,975
SESI LLC 6.875% 6/1/14	2,530,000	2,530,000
Stone Energy Corp. 6.75% 12/15/14	2,465,000	2,341,750
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (d)	2,535,000	2,554,013
Williams Companies, Inc. 6.375% 10/1/10 (d)	4,765,000	4,776,913
Williams Partners LP/Williams Partners Finance Corp.:
7.25% 2/1/17 (d)	2,760,000	2,815,200
7.5% 6/15/11 (d)	4,330,000	4,524,850
		104,930,870
Entertainment/Film - 0.3%
AMC Entertainment, Inc. 8% 3/1/14	4,370,000	4,348,150
Environmental - 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	3,645,000	3,526,538
7.125% 5/15/16	3,180,000	3,148,200
8.5% 12/1/08	3,965,000	4,173,163
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	855,000	855,000
7.4% 9/15/35	585,000	546,975
		12,249,876
Food and Drug Retail - 1.0%
Albertsons, Inc.:
7.45% 8/1/29	2,280,000	2,227,558
7.75% 6/15/26	2,565,000	2,561,153
8% 5/1/31	1,685,000	1,709,195

	Principal Amount	Value (Note 1)
GNC Parent Corp. 12.14% 12/1/11 pay-in-kind (d)(e)	$ 4,470,000	$ 4,470,000
SUPERVALU, Inc. 7.5% 11/15/14	2,990,000	3,109,600
		14,077,506
Food/Beverage/Tobacco - 1.2%
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	3,690,000	3,865,275
Pierre Foods, Inc. 9.875% 7/15/12	2,600,000	2,678,000
Reynolds American, Inc.:
7.25% 6/1/13	3,200,000	3,352,000
7.3% 7/15/15	2,680,000	2,780,500
Swift & Co.:
10.125% 10/1/09	3,215,000	3,279,300
12.5% 1/1/10	760,000	775,200
		16,730,275
Gaming - 5.5%
Chukchansi Economic Development Authority:
8% 11/15/13 (d)	3,210,000	3,318,338
8.8769% 11/15/12 (d)(e)	1,010,000	1,046,613
Mandalay Resort Group 9.375% 2/15/10	4,655,000	4,969,213
MGM Mirage, Inc.:
6% 10/1/09	4,775,000	4,769,031
6.625% 7/15/15	785,000	756,544
6.75% 9/1/12	9,015,000	8,834,700
6.75% 4/1/13	4,390,000	4,291,225
6.875% 4/1/16	2,995,000	2,867,713
7.625% 1/15/17	4,420,000	4,442,100
Mohegan Tribal Gaming Authority:
6.375% 7/15/09	4,740,000	4,740,000
7.125% 8/15/14	2,010,000	2,037,638
8% 4/1/12	970,000	1,010,013
MTR Gaming Group, Inc.:
9% 6/1/12	960,000	986,400
9.75% 4/1/10	1,650,000	1,736,625
Scientific Games Corp. 6.25% 12/15/12	3,275,000	3,184,938
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	4,600,000	4,680,500
7.25% 5/1/12	6,020,000	6,125,350
Station Casinos, Inc.:
6.625% 3/15/18	60,000	51,675
6.875% 3/1/16	5,720,000	5,119,400
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (c)	2,100,000	1,485,750
9% 1/15/12	3,610,000	3,736,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,900,000	6,010,625
		76,200,741
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Healthcare - 5.5%
AmeriPath, Inc. 10.5% 4/1/13	$ 2,380,000	$ 2,576,350
CDRV Investors, Inc. 0% 1/1/15 (c)	9,250,000	7,168,750
Concentra Operating Corp.:
9.125% 6/1/12	4,095,000	4,299,750
9.5% 8/15/10	2,145,000	2,252,250
HCA, Inc.:
9.125% 11/15/14 (d)	2,740,000	2,924,950
9.25% 11/15/16 (d)	2,740,000	2,928,375
9.625% 11/15/16 pay-in-kind (d)	2,190,000	2,354,250
HealthSouth Corp.:
10.75% 6/15/16 (d)	4,250,000	4,579,375
11.3544% 6/15/14 (d)(e)	3,250,000	3,461,250
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	3,815,000	3,857,919
Multiplan, Inc. 10.375% 4/15/16 (d)	2,485,000	2,485,000
National Mentor Holdings, Inc. 11.25% 7/1/14 (d)	2,675,000	2,855,563
Omega Healthcare Investors, Inc.:
7% 4/1/14	9,970,000	10,044,775
7% 1/15/16	2,480,000	2,486,200
Rural/Metro Corp. 9.875% 3/15/15	1,670,000	1,734,713
Senior Housing Properties Trust 8.625% 1/15/12	4,460,000	4,839,100
Service Corp. International 6.75% 4/1/16	490,000	490,000
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	4,310,000	4,460,850
Ventas Realty LP:
6.5% 6/1/16	5,250,000	5,322,188
6.625% 10/15/14	2,320,000	2,360,600
6.75% 4/1/17	2,310,000	2,367,750
		75,849,958
Homebuilding/Real Estate - 2.5%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,370,000	3,370,000
8.125% 6/1/12	11,585,000	11,932,550
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	490,000	465,500
6.25% 1/15/15	920,000	871,700
8.875% 4/1/12	1,570,000	1,601,400
KB Home 7.75% 2/1/10	6,910,000	7,013,650
Technical Olympic USA, Inc.:
7.5% 3/15/11	880,000	728,200
7.5% 1/15/15	5,860,000	4,570,800
10.375% 7/1/12	885,000	805,350

	Principal Amount	Value (Note 1)
WCI Communities, Inc.:
6.625% 3/15/15	$ 2,535,000	$ 2,180,100
7.875% 10/1/13	830,000	742,850
		34,282,100
Hotels - 0.7%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	3,875,000	4,049,375
Host Marriott LP 7.125% 11/1/13	5,390,000	5,511,275
		9,560,650
Insurance - 0.2%
UnumProvident Corp. 7.375% 6/15/32	580,000	618,963
UnumProvident Finance Co. PLC 6.85% 11/15/15 (d)	1,500,000	1,582,635
		2,201,598
Leisure - 1.9%
Royal Caribbean Cruises Ltd.:
7% 6/15/13	4,720,000	4,804,200
yankee 7.5% 10/15/27	1,980,000	1,925,550
Six Flags, Inc. 9.75% 4/15/13	450,000	421,875
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	1,052,000	915,240
Town Sports International, Inc. 9.625% 4/15/11	5,344,000	5,637,920
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	5,125,000	5,490,156
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	575,000	587,938
10.1213% 5/1/10 (e)	5,780,000	5,967,850
		25,750,729
Metals/Mining - 4.3%
Arch Western Finance LLC 6.75% 7/1/13	6,050,000	5,989,500
Compass Minerals International, Inc.:
0% 12/15/12 (c)	4,520,000	4,463,500
0% 6/1/13 (c)	8,615,000	8,205,788
Drummond Co., Inc. 7.375% 2/15/16 (d)	7,370,000	7,075,200
FMG Finance Pty Ltd.:
9.3694% 9/1/11 (d)(e)	3,090,000	3,082,275
10% 9/1/13 (d)	2,010,000	2,070,300
10.625% 9/1/16 (d)	595,000	636,650
Massey Energy Co. 6.875% 12/15/13	5,415,000	5,090,100
Peabody Energy Corp.:
7.375% 11/1/16	2,675,000	2,848,875
7.875% 11/1/26	1,945,000	2,090,875
PNA Group, Inc. 10.75% 9/1/16 (d)	4,345,000	4,497,075
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Metals/Mining - continued
RathGibson, Inc. 11.25% 2/15/14	$ 4,820,000	$ 5,157,400
Vedanta Resources PLC 6.625% 2/22/10 (d)	8,875,000	8,764,063
		59,971,601
Paper - 1.5%
Catalyst Paper Corp. 8.625% 6/15/11	1,710,000	1,727,100
Georgia-Pacific Corp.:
7% 1/15/15 (d)	8,720,000	8,752,264
8% 1/15/24	1,470,000	1,492,050
8.875% 5/15/31	2,725,000	2,861,250
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	1,580,000	1,497,050
Stone Container Corp. 9.75% 2/1/11	1,878,000	1,936,688
Stone Container Finance Co. 7.375% 7/15/14	3,080,000	2,864,400
		21,130,802
Publishing/Printing - 0.9%
Dex Media West LLC/Dex Media West Finance Co. 8.5% 8/15/10	2,175,000	2,256,563
The Reader's Digest Association, Inc. 6.5% 3/1/11	10,605,000	10,883,381
		13,139,944
Railroad - 0.7%
Kansas City Southern Railway Co. 7.5% 6/15/09	9,860,000	9,958,600
Restaurants - 1.3%
Carrols Corp. 9% 1/15/13	5,255,000	5,360,100
Friendly Ice Cream Corp. 8.375% 6/15/12	6,665,000	6,265,100
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	6,915,000	6,759,413
		18,384,613
Services - 3.6%
Ashtead Capital, Inc. 9% 8/15/16 (d)	3,090,000	3,298,575
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14 (d)	3,105,000	3,011,850
7.75% 5/15/16 (d)	2,320,000	2,250,400
7.8738% 5/15/14 (d)(e)	550,000	532,125
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16 (d)	2,435,000	2,575,013
FTI Consulting, Inc.:
7.625% 6/15/13	4,965,000	5,089,125
7.75% 10/1/16 (d)	2,665,000	2,758,275
Iron Mountain, Inc.:
8.25% 7/1/11	5,110,000	5,135,550
8.625% 4/1/13	5,270,000	5,428,100

	Principal Amount	Value (Note 1)
Penhall International Corp. 12% 8/1/14 (d)	$ 2,650,000	$ 2,875,250
Rental Service Co. 9.5% 12/1/14 (d)	2,830,000	2,914,900
Rural/Metro Corp. 0% 3/15/16 (c)	3,185,000	2,468,375
Service Corp. International:
7% 6/15/17	75,000	75,938
7.375% 10/1/14	2,530,000	2,631,200
7.625% 10/1/18	1,855,000	1,961,663
United Rentals North America, Inc. 7% 2/15/14	7,300,000	7,099,250
		50,105,589
Shipping - 3.4%
OMI Corp. 7.625% 12/1/13	9,595,000	9,834,875
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	550,000	558,250
8.25% 3/15/13	1,295,000	1,362,988
Ship Finance International Ltd. 8.5% 12/15/13	25,180,000	25,117,023
Teekay Shipping Corp. 8.875% 7/15/11	10,093,000	10,887,824
		47,760,960
Super Retail - 1.8%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	7,595,000	7,936,775
Michaels Stores, Inc.:
10% 11/1/14 (d)	4,470,000	4,615,275
11.375% 11/1/16 (d)	4,490,000	4,641,538
NBC Acquisition Corp. 0% 3/15/13 (c)	1,665,000	1,332,000
Nebraska Book Co., Inc. 8.625% 3/15/12	3,050,000	2,928,000
Sonic Automotive, Inc. 8.625% 8/15/13	3,690,000	3,800,700
		25,254,288
Technology - 8.2%
Activant Solutions, Inc. 9.5% 5/1/16 (d)	1,330,000	1,230,250
Amkor Technology, Inc. 9.25% 6/1/16	4,195,000	4,100,613
Avago Technologies Finance Ltd.:
10.125% 12/1/13 (d)	3,400,000	3,578,500
10.8694% 6/1/13 (d)(e)	3,380,000	3,515,200
Celestica, Inc.:
7.625% 7/1/13	2,090,000	2,037,750
7.875% 7/1/11	7,750,000	7,691,875
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (d)	4,145,000	4,140,026
9.125% 12/15/14 pay-in-kind (d)	2,910,000	2,891,958
9.25% 12/15/14 (d)(e)	2,910,000	2,884,683
10.125% 12/15/16 (d)	3,920,000	3,925,096
IKON Office Solutions, Inc. 7.75% 9/15/15	5,615,000	5,860,656
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 8,660,000	$ 8,010,500
6.5% 1/15/28	3,465,000	3,205,125
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
8% 12/15/14	945,000	628,425
8.61% 12/15/11 (e)	1,890,000	1,625,400
Nortel Networks Corp.:
9.6238% 7/15/11 (d)(e)	3,340,000	3,519,525
10.125% 7/15/13 (d)	3,825,000	4,140,563
Northern Telecom Capital Corp. 7.875% 6/15/26	475,000	425,125
Northern Telecom Ltd. yankee 6.875% 9/1/23	840,000	714,000
NXP BV:
7.875% 10/15/14 (d)	3,580,000	3,696,350
8.118% 10/15/13 (d)(e)	2,970,000	3,010,838
9.5% 10/15/15 (d)	6,065,000	6,231,788
Sanmina-SCI Corp.:
6.75% 3/1/13	3,485,000	3,232,338
8.125% 3/1/16	4,130,000	3,964,800
Seagate Technology HDD Holdings 6.8% 10/1/16	2,350,000	2,350,000
STATS ChipPAC Ltd. 7.5% 7/19/10	5,185,000	5,249,813
SunGard Data Systems, Inc.:
9.125% 8/15/13	3,865,000	4,058,250
10.25% 8/15/15	1,945,000	2,073,856
UGS Capital Corp. II 10.3481% 6/1/11 pay-in-kind (d)(e)	6,055,901	6,116,460
Xerox Capital Trust I 8% 2/1/27	4,400,000	4,510,000
Xerox Corp.:
6.4% 3/15/16	1,145,000	1,165,621
6.75% 2/1/17	2,305,000	2,402,963
7.625% 6/15/13	2,340,000	2,457,000
		114,645,347
Telecommunications - 7.9%
Centennial Communications Corp. 10% 1/1/13	1,000,000	1,062,500
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	1,585,000	1,616,700
Digicel Ltd. 9.25% 9/1/12 (d)	5,335,000	5,681,775
Intelsat Ltd.:
6.5% 11/1/13	11,870,000	10,089,500
7.625% 4/15/12	10,795,000	9,985,375
9.25% 6/15/16 (d)	5,790,000	6,180,825
11.25% 6/15/16 (d)	4,170,000	4,597,425
11.3544% 6/15/13 (d)(e)	2,700,000	2,835,000

	Principal Amount	Value (Note 1)
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (e)	$ 3,115,000	$ 3,142,256
Level 3 Financing, Inc.:
9.25% 11/1/14 (d)	12,005,000	12,215,088
12.25% 3/15/13	5,435,000	6,162,203
MetroPCS Wireless, Inc. 9.25% 11/1/14 (d)	5,200,000	5,395,000
Millicom International Cellular SA 10% 12/1/13	1,490,000	1,624,100
Mobile Telesystems Finance SA 8% 1/28/12 (d)	3,158,000	3,315,900
PanAmSat Corp.:
9% 8/15/14	5,374,000	5,709,875
9% 6/15/16 (d)	3,820,000	4,044,425
Qwest Corp.:
7.5% 10/1/14	3,840,000	4,089,600
8.61% 6/15/13 (e)	7,630,000	8,265,579
Rogers Communications, Inc. 9.625% 5/1/11	1,020,000	1,162,800
U.S. West Communications:
6.875% 9/15/33	2,535,000	2,433,600
7.5% 6/15/23	4,335,000	4,400,025
Windstream Corp.:
8.125% 8/1/13 (d)	2,350,000	2,546,930
8.625% 8/1/16 (d)	2,565,000	2,815,088
		109,371,569
Textiles & Apparel - 0.8%
Hanesbrands, Inc. 8.735% 12/15/14 (d)(e)	1,440,000	1,463,400
Levi Strauss & Co.:
8.875% 4/1/16	7,165,000	7,451,600
10.1216% 4/1/12 (e)	1,890,000	1,939,613
		10,854,613
TOTAL NONCONVERTIBLE BONDS (Cost $1,176,824,198)		1,208,757,333
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.25% 4/25/21 (d)(e) (Cost $143,248)	185,924	167,332
Common Stocks - 0.1%
	Shares
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B (a)(g) (Cost $1,974,627)	48,889	722,091
Floating Rate Loans - 7.9%
	Principal Amount	Value (Note 1)
Automotive - 1.7%
Ford Motor Co. term loan 8.36% 12/15/13 (e)	$ 14,770,000	$ 14,788,463
Lear Corp. term loan 7.8656% 4/25/12 (e)	2,652,020	2,655,335
Oshkosh Truck Co. Tranche B, term loan 7.35% 12/6/13 (e)	5,910,000	5,913,694
		23,357,492
Cable TV - 1.1%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (e)	5,498,000	5,525,490
CSC Holdings, Inc. Tranche B, term loan 7.1228% 3/29/13 (e)	4,925,250	4,922,172
Insight Midwest Holdings LLC Tranche B, term loan 7.61% 4/6/14 (e)	4,830,000	4,857,169
		15,304,831
Diversified Financial Services - 0.4%
LPL Holdings, Inc. Tranche C, term loan 8.1137% 6/29/14 (e)	5,200,000	5,226,000
Electric Utilities - 0.8%
Covanta Energy Corp.:
Tranche 1:
Credit-Linked Deposit 7.6% 6/24/12 (e)	3,999,608	4,034,604
term loan 7.6149% 6/24/12 (e)	2,858,960	2,883,976
Tranche 2, term loan 10.85% 6/24/13 (e)	4,631,250	4,718,086
		11,636,666
Energy - 0.7%
Sandridge Energy, Inc. term loan 10.1904% 11/21/07 (e)	4,760,000	4,795,700
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4888% 10/31/12 (e)	605,806	607,321
term loan:
7.6% 10/31/07 (e)	2,230,000	2,230,000
7.6237% 10/31/12 (e)	2,492,641	2,498,873
		10,131,894
Food/Beverage/Tobacco - 0.1%
Pierre Foods, Inc. Tranche B, term loan 7.61% 6/30/10 (e)	840,000	843,150
Gaming - 0.8%
Kerzner International Ltd.:
term loan 8.3531% 9/1/13 (e)	3,181,250	3,129,555
Class DD, term loan 8.3531% 9/1/13 (e)(f)	1,908,750	1,877,733

	Principal Amount	Value (Note 1)
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (f)	$ 2,103,333	$ 2,103,333
8.12% 5/26/13 (e)	4,206,667	4,248,733
		11,359,354
Paper - 0.7%
Georgia-Pacific Corp. Tranche B1, term loan 7.3561% 12/23/12 (e)	9,484,200	9,543,476
Services - 0.5%
NES Rentals Holdings, Inc. Tranche 2, term loan 12.125% 7/21/13 (e)	4,570,000	4,604,275
RSC Equipment Rental Tranche 2LN, term loan 8.8466% 11/30/13 (e)	2,860,000	2,892,175
		7,496,450
Super Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (e)	3,330,000	3,285,080
Technology - 0.5%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.6% 3/9/11 (e)	5,107,424	5,094,655
Tranche B, term loan 7.1% 3/9/13 (e)	1,926,510	1,925,306
		7,019,961
Telecommunications - 0.4%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (e)	1,880,000	1,915,250
Wind Telecomunicazioni Spa term loan 12.54% 12/21/11 (e)	2,910,000	2,950,013
		4,865,263
TOTAL FLOATING RATE LOANS (Cost $109,628,444)		110,069,617
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 5.37% (b) (Cost $49,383,175)	49,383,175	49,383,175
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $1,337,953,692)		1,369,099,548
NET OTHER ASSETS - 1.4%		19,912,773
NET ASSETS - 100%		$ 1,389,012,321
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $301,097,782 or 21.7% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $3,375,833 and $3,355,155, respectively. The coupon rate will be determined at time of settlement.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $722,091 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,434,175
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.9%
Bermuda	4.8%
Canada	3.8%
Marshall Islands	1.8%
United Kingdom	1.0%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information

At December 31, 2006, the fund had a capital loss carryforward of approximately $1,110,768,989 of which $249,734,104, $772,554,243 and $88,480,642 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,288,570,517)	$ 1,319,716,373
Fidelity Central Funds (cost $49,383,175)	49,383,175
Total Investments (cost $1,337,953,692)		$ 1,369,099,548
Cash		5,247,145
Receivable for investments sold		5,448,511
Receivable for fund shares sold		32,641
Interest receivable		22,731,150
Prepaid expenses		6,377
Other receivables		4,668
Total assets		1,402,570,040

Liabilities
Payable for investments purchased	$ 12,304,130
Payable for fund shares redeemed	53,566
Accrued management fee	664,431
Distribution fees payable	46,178
Other affiliated payables	124,613
Other payables and accrued expenses	364,801
Total liabilities		13,557,719

Net Assets		$ 1,389,012,321
Net Assets consist of:
Paid in capital		$ 2,464,817,919
Undistributed net investment income		3,860,284
Accumulated undistributed net realized gain (loss) on investments		(1,110,811,738)
Net unrealized appreciation (depreciation) on investments		31,145,856
Net Assets		$ 1,389,012,321

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($922,565,040 ÷ 145,321,849 shares)	$ 6.35

Service Class: Net Asset Value, offering price and redemption price per share ($277,545,665 ÷ 43,923,717 shares)	$ 6.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($110,503,133 ÷ 17,685,742 shares)	$ 6.25

Initial Class R: Net Asset Value, offering price and redemption price per share ($92,594 ÷ 14,604 shares)	$ 6.34

Service Class R: Net Asset Value, offering price and redemption price per share ($92,353 ÷ 14,621 shares)	$ 6.32

Service Class 2R: Net Asset Value, offering price and redemption price per share ($91,967 ÷ 14,716 shares)	$ 6.25

Investor Class: Net Asset Value, offering price and redemption price per share ($78,121,569 ÷ 12,328,364 shares)	$ 6.34

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Interest		109,941,287
Income from Fidelity Central Funds		2,434,175
Total income		112,375,462

Expenses
Management fee	$ 7,904,598
Transfer agent fees	992,388
Distribution fees	526,826
Accounting fees and expenses	502,943
Custodian fees and expenses	35,696
Independent trustees' compensation	5,256
Audit	81,447
Legal	16,552
Interest	6,880
Miscellaneous	367,306
Total expenses before reductions	10,439,892
Expense reductions	(17,479)	10,422,413
Net investment income		101,953,049
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		19,571,030
Change in net unrealized appreciation (depreciation) on investment securities		25,541,215
Net gain (loss)		45,112,245
Net increase (decrease) in net assets resulting from operations		$ 147,065,294

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 101,953,049	$ 110,572,722
Net realized gain (loss)	19,571,030	14,492,871
Change in net unrealized appreciation (depreciation)	25,541,215	(85,881,349)
Net increase (decrease) in net assets resulting from operations	147,065,294	39,184,244
Distributions to shareholders from net investment income	(103,253,559)	(242,303,630)
Share transactions - net increase (decrease)	(158,550,860)	(136,476,901)
Total increase (decrease) in net assets	(114,739,125)	(339,596,287)

Net Assets
Beginning of period	1,503,751,446	1,843,347,733
End of period (including undistributed net investment income of $3,860,284 and undistributed net investment income of $5,394,674, respectively)	$ 1,389,012,321	$ 1,503,751,446

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.17	$ 7.00	$ 6.95	$ 5.93	$ 6.41
Income from Investment Operations
Net investment income C	.476	.457	.494	.520	.496 G
Net realized and unrealized gain (loss)	.216	(.281)	.126	.980	(.306) G
Total from investment operations	.692	.176	.620	1.500	.190
Distributions from net investment income	(.512)	(1.006)	(.570)	(.480)	(.670)
Net asset value, end of period	$ 6.35	$ 6.17	$ 7.00	$ 6.95	$ 5.93
Total Return A, B	11.24%	2.70%	9.59%	27.26%	3.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.70%	.71%	.69%	.70%
Expenses net of fee waivers, if any	.71%	.70%	.71%	.69%	.70%
Expenses net of all reductions	.71%	.70%	.71%	.69%	.70%
Net investment income	7.40%	6.98%	7.43%	8.25%	8.65% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 922,565	$ 1,080,002	$ 1,371,736	$ 1,593,714	$ 1,145,562
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.95% to 8.65%. The reclassification has no impact on the net assets of the Fund.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.14	$ 6.97	$ 6.92	$ 5.91	$ 6.38
Income from Investment Operations
Net investment income C	.467	.448	.486	.513	.488 G
Net realized and unrealized gain (loss)	.218	(.283)	.124	.967	(.288) G
Total from investment operations	.685	.165	.610	1.480	.200
Distributions from net investment income	(.505)	(.995)	(.560)	(.470)	(.670)
Net asset value, end of period	$ 6.32	$ 6.14	$ 6.97	$ 6.92	$ 5.91
Total Return A, B	11.18%	2.52%	9.47%	26.97%	3.62%
Ratios to Average Net Assets D, F
Expenses before reductions	.81%	.80%	.81%	.79%	.80%
Expenses net of fee waivers, if any	.81%	.80%	.81%	.79%	.80%
Expenses net of all reductions	.81%	.80%	.81%	.79%	.80%
Net investment income	7.30%	6.88%	7.33%	8.15%	8.55% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 277,546	$ 319,380	$ 377,122	$ 417,928	$ 260,489
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.85% to 8.55%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.08	$ 6.91	$ 6.87	$ 5.87	$ 6.36
Income from Investment Operations
Net investment income C	.453	.433	.470	.501	.472 G
Net realized and unrealized gain (loss)	.216	(.284)	.130	.959	(.292) G
Total from investment operations	.669	.149	.600	1.460	.180
Distributions from net investment income	(.499)	(.979)	(.560)	(.460)	(.670)
Net asset value, end of period	$ 6.25	$ 6.08	$ 6.91	$ 6.87	$ 5.87
Total Return A, B	11.02%	2.31%	9.38%	26.75%	3.30%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	.95%	.97%	.95%	.97%
Expenses net of fee waivers, if any	.97%	.95%	.97%	.95%	.97%
Expenses net of all reductions	.97%	.95%	.97%	.95%	.97%
Net investment income	7.14%	6.72%	7.17%	7.99%	8.38% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,503	$ 86,757	$ 94,246	$ 76,383	$ 32,499
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.68% to 8.38%. The reclassification has no impact on the net assets of the Fund.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.16	$ 7.00	$ 6.47
Income from Investment Operations
Net investment income E	.475	.455	.338
Net realized and unrealized gain (loss)	.218	(.288)	.192
Total from investment operations	.693	.167	.530
Distributions from net investment income	(.513)	(1.007)	-
Net asset value, end of period	$ 6.34	$ 6.16	$ 7.00
Total Return B, C, D	11.27%	2.55%	8.19%
Ratios to Average Net Assets F, I
Expenses before reductions	.71%	.70%	.71% A
Expenses net of fee waivers, if any	.71%	.70%	.71% A
Expenses net of all reductions	.71%	.70%	.71% A
Net investment income	7.39%	6.98%	7.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.14	$ 6.97	$ 6.45
Income from Investment Operations
Net investment income E	.467	.447	.332
Net realized and unrealized gain (loss)	.219	(.282)	.188
Total from investment operations	.686	.165	.520
Distributions from net investment income	(.506)	(.995)	-
Net asset value, end of period	$ 6.32	$ 6.14	$ 6.97
Total Return B, C, D	11.19%	2.53%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.81%	.80%	.81% A
Expenses net of fee waivers, if any	.81%	.80%	.81% A
Expenses net of all reductions	.81%	.80%	.81% A
Net investment income	7.30%	6.88%	7.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.08	$ 6.91	$ 6.40
Income from Investment Operations
Net investment income E	.453	.433	.322
Net realized and unrealized gain (loss)	.214	(.282)	.188
Total from investment operations	.667	.151	.510
Distributions from net investment income	(.497)	(.981)	-
Net asset value, end of period	$ 6.25	$ 6.08	$ 6.91
Total Return B, C, D	10.99%	2.33%	7.97%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	.94%	.96% A
Expenses net of fee waivers, if any	.96%	.94%	.96% A
Expenses net of all reductions	.96%	.94%	.96% A
Net investment income	7.14%	6.73%	6.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income E	.471	.193
Net realized and unrealized gain (loss)	.220	(.089)
Total from investment operations	.691	.104
Distributions from net investment income	(.511)	(.484)
Net asset value, end of period	$ 6.34	$ 6.16
Total Return B, C, D	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.80%	.82% A
Expenses net of fee waivers, if any	.80%	.82% A
Expenses net of all reductions	.79%	.82% A
Net investment income	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,122	$ 17,363
Portfolio turnover rate G	65%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

VIP High Income Portfolio

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 43,304,661
Unrealized depreciation	(8,664,345)
Net unrealized appreciation (depreciation)	34,640,316
Undistributed ordinary income	324,505
Capital loss carryforward	(1,110,768,989)

Cost for federal income tax purposes	$ 1,334,459,232

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 103,253,559	$ 242,303,630

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $865,731,965 and $1,016,668,370, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 287,507
Service Class 2	239,015
Service Class R	86
Service Class 2R	218
$ 526,826

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .14% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 659,851
Service Class	192,109
Service Class 2	69,704
Initial Class R	61
Service Class R	61
Service Class 2R	60
Investor Class	70,542
$ 992,388

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 50,002,000	4.95%	$ 6,880

VIP High Income Portfolio

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,930 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $13,761.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 21% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 48% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005 A
From net investment income
Initial Class	$ 68,637,194	$ 178,515,690
Service Class	20,731,877	49,309,732
Service Class 2	8,160,312	13,285,899
Initial Class R	6,935	12,124
Service Class R	6,854	12,013
Service Class 2R	6,779	11,933
Investor Class	5,703,608	1,156,239
Total	$ 103,253,559	$ 242,303,630

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	20,391,924	37,931,608	$ 130,862,386	$ 248,546,554
Reinvestment of distributions	10,827,982	28,128,457	68,637,194	178,515,690
Shares redeemed	(60,996,323)	(86,845,685)	(389,548,495)	(567,756,363)
Net increase (decrease)	(29,776,417)	(20,785,620)	$ (190,048,915)	$ (140,694,119)
Service Class
Shares sold	15,758,056	29,061,863	$ 100,943,180	$ 188,149,058
Reinvestment of distributions	3,286,143	7,805,887	20,731,877	49,309,732
Shares redeemed	(27,123,963)	(38,948,041)	(172,895,592)	(254,601,512)
Net increase (decrease)	(8,079,764)	(2,080,291)	$ (51,220,535)	$ (17,142,722)
Service Class 2
Shares sold	8,956,747	16,971,594	$ 56,663,410	$ 108,910,856
Reinvestment of distributions	1,307,892	2,124,657	8,160,311	13,285,899
Shares redeemed	(6,845,198)	(18,474,037)	(43,209,500)	(119,201,649)
Net increase (decrease)	3,419,441	622,214	$ 21,614,221	$ 2,995,106
Initial Class R
Reinvestment of distributions	1,095	1,917	$ 6,935	$ 12,124
Net increase (decrease)	1,095	1,917	$ 6,935	$ 12,124
Service Class R
Reinvestment of distributions	1,087	1,906	$ 6,854	$ 12,013
Net increase (decrease)	1,087	1,906	$ 6,854	$ 12,013
Service Class 2R
Reinvestment of distributions	1,087	1,910	$ 6,779	$ 11,933
Net increase (decrease)	1,087	1,910	$ 6,779	$ 11,933
Investor Class
Shares sold	10,403,901	2,735,811	$ 66,865,919	$ 17,864,904
Reinvestment of distributions	901,089	188,006	5,703,608	1,156,238
Shares redeemed	(1,794,789)	(105,654)	(11,485,726)	(692,378)
Net increase (decrease)	9,510,201	2,818,163	$ 61,083,801	$ 18,328,764

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP High Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of VIP High Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (46)

Year of Election or Appointment: 2006

Vice President of VIP High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Matthew J. Conti (39)

Year of Election or Appointment: 2003

Vice President of VIP High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as a research analyst and manager. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP High Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17,870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

VIP High Income Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPHI-ANN-0207
1.540029.109

Fidelity® Variable Insurance Products:
High Income Portfolio - Class R

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP High Income Portfolio

VIP High Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class R A	11.27%	10.48%	3.21%
VIP High Income - Service Class R B	11.19%	10.43%	3.12%
VIP High Income - Service Class 2R C	10.99%	10.22%	3.00%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to April 14, 2004 are those of Service Class. Returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class R's 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 14, 2004 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® US High Yield Master II Constrained Index and the Merrill Lynch US High Yield Master II Index performed over the same period.

Beginning on January 1, 2006, the Merrill Lynch US High Yield Master II Constrained Index replaced the Merrill Lynch US High Yield Master II Index as the fund's primary index for all time periods because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

Annual Report

VIP High Income Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio

For the 12-month period ending December 31, 2006, the U.S. high-yield bond market posted its fourth consecutive year of positive returns. The Merrill Lynch® U.S. High Yield Master II Constrained Index rose 10.76% in that time, the fourth year in a row that the asset class topped the investment-grade bond market, which gained 4.33% as measured by the Lehman Brothers® Aggregate Bond Index. High yield was paced by a historically low default rate, solid corporate earnings, stable long-term interest rates, improved balance sheets and a strong equity market. One notable trend in 2006 was a significant increase in mergers, acquisitions and leveraged buyout activity, which resulted in a record-high issuance of high-yield debt. Fortunately, demand easily offset the supply. For the most part, high-yield companies enjoyed easy access to capital from the bank loan market, and the attractive yields of junk bonds drew heavy interest from private equity investors, hedge funds, international investors and institutions looking to meet fixed pension and retirement obligations.

For the 12 months that ended December 31, 2006, the fund outperformed the Merrill Lynch Constrained index - which became the fund's primary benchmark on January 1, 2006 - but underperformed the 11.77% return of its previous benchmark, the Merrill Lynch U.S. High Yield Master II Index. Positive security selection in heath care and telecommunications helped performance relative to the Constrained index, while overweighting gaming and underweighting automotive detracted. Top contributors to performance included underweighting hospital company HCA and not owning index component Dura Automotive, as well as holdings in satellite telecommunications provider Intelsat, video game retailer GameStop, General Motors Acceptance Corporation - the financing arm of General Motors (GM) - and building materials firm MAAX, not held at period end. Underweighting GM - no longer in the fund - and cable TV company Charter Communications detracted, as did bricks-and-mortar gaming companies Station Casinos and MGM Mirage. An out-of-benchmark position in building materials provider Masonite also lagged.

Note to shareholders: Effective January 1, 2006, the fund changed its benchmark to the Merrill Lynch U.S. High Yield Master II Constrained Index because this index conforms more closely to the fund's investment strategy. The Constrained index includes all of the bonds in the former benchmark, the Merrill Lynch U.S. High Yield Master II Index, but imposes a 2% limit on any individual issuer. In Fidelity's view, the Constrained index represents a better measure of the high-yield market, as this index is more diversified than the unconstrained version and is less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP High Income Portfolio

VIP High Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,080.00	$ 3.83
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72
Service Class
Actual	$ 1,000.00	$ 1,079.20	$ 4.35
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23
Service Class 2
Actual	$ 1,000.00	$ 1,079.20	$ 5.14
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99
Initial Class R
Actual	$ 1,000.00	$ 1,080.30	$ 3.83
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72
Service Class R
Actual	$ 1,000.00	$ 1,079.40	$ 4.30
Hypothetical A	$ 1,000.00	$ 1,021.07	$ 4.18
Service Class 2R
Actual	$ 1,000.00	$ 1,078.80	$ 5.13
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99
Investor Class
Actual	$ 1,000.00	$ 1,079.90	$ 4.19
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

VIP High Income Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Initial Class	.73%
Service Class	.83%
Service Class 2.98%
Initial Class R	.73%
Service Class R	.82%
Service Class 2R	.98%
Investor Class	.80%

VIP High Income Portfolio

VIP High Income Portfolio

Investment Changes

Top Five Holdings as of December 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Intelsat Ltd.	2.4	2.4
Ford Motor Credit Co.	2.4	1.6
MGM Mirage, Inc.	1.9	1.5
General Motors Acceptance Corp.	1.9	2.2
Ship Finance International Ltd.	1.8	1.9
	10.4
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	8.7	9.0
Energy	8.3	9.5
Telecommunications	8.3	8.5
Automotive	6.6	4.5
Gaming	6.3	7.5
Quality Diversification (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
AAA, AA, A 0.4%	AAA, AA, A 0.5%
BBB 0.7%	BBB 0.0%
BB 33.9%	BB 37.4%
B 45.1%	B 48.0%
CCC, CC, C 11.7%	CCC, CC, C 8.9%
Not Rated 3.1%	Not Rated 1.4%
Equities 0.1%	Equities 0.1%
Short-Term Investments and Net Other Assets 5.0%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 * *
	Nonconvertible Bonds 87.0%		Nonconvertible Bonds 87.8%
	Convertible Bonds, Preferred Stocks 0.0%		Convertible Bonds, Preferred Stocks 0.2%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 7.9%		Floating Rate Loans 7.8%
	Other Investments 0.0%		Other Investments 0.4%
	Short-Term Investments and Net Other Assets 5.0%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	16.1%	* * Foreign investments	18.8%

Annual Report

VIP High Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 87.0%
	Principal Amount	Value (Note 1)
Aerospace - 1.4%
Bombardier, Inc.:
6.75% 5/1/12 (d)	$ 10,000	$ 9,800
7.45% 5/1/34 (d)	1,795,000	1,642,425
8% 11/15/14 (d)	2,085,000	2,131,913
L-3 Communications Corp.:
5.875% 1/15/15	1,120,000	1,080,800
6.375% 10/15/15	4,875,000	4,814,063
7.625% 6/15/12	5,245,000	5,428,575
Primus International, Inc. 11.5% 4/15/09 (d)	4,505,000	4,820,350
		19,927,926
Air Transportation - 1.6%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	7,425,000	7,536,375
7.377% 5/23/19	764,033	746,842
8.608% 10/1/12	535,000	567,100
AMR Corp. 9% 8/1/12	1,980,000	2,116,224
Continental Airlines, Inc.:
7.875% 7/2/18	1,142,436	1,162,429
9.558% 9/1/19	1,684,767	1,823,760
Continental Airlines, Inc. pass thru trust certificates:
7.566% 9/15/21	653,189	656,455
7.73% 9/15/12	340,150	341,000
9.798% 4/1/21	3,216,267	3,537,894
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (d)	4,220,000	4,230,550
		22,718,629
Automotive - 4.9%
Ford Motor Co. 7.45% 7/16/31	4,165,000	3,269,525
Ford Motor Credit Co.:
7% 10/1/13	8,790,000	8,394,450
7.25% 10/25/11	5,520,000	5,405,581
8% 12/15/16	2,890,000	2,861,100
8.11% 1/13/12 (e)	5,590,000	5,534,100
9.8238% 4/15/12 (e)	3,230,000	3,443,988
10.61% 6/15/11 (d)(e)	6,664,000	7,197,120
General Motors Acceptance Corp.:
5.625% 5/15/09	1,190,000	1,180,605
6.75% 12/1/14	6,145,000	6,329,350
6.875% 9/15/11	4,690,000	4,807,250
8% 11/1/31	11,575,000	13,253,375
GMAC LLC 6% 12/15/11	2,740,000	2,719,450
Visteon Corp. 7% 3/10/14	3,795,000	3,311,138
		67,707,032
Banks and Thrifts - 0.4%
Western Financial Bank 9.625% 5/15/12	5,125,000	5,596,423

	Principal Amount	Value (Note 1)
Broadcasting - 0.3%
Nexstar Broadcasting, Inc. 7% 1/15/14	$ 2,440,000	$ 2,293,600
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (c)	1,850,000	1,655,750
		3,949,350
Building Materials - 0.7%
Anixter International, Inc. 5.95% 3/1/15	3,270,000	3,024,750
Masonite Corp. 11% 4/6/15 (d)	7,930,000	7,355,075
		10,379,825
Cable TV - 3.1%
Cablevision Systems Corp. 9.87% 4/1/09 (e)	3,835,000	4,021,956
Charter Communications Holdings I LLC:
0% 1/15/15 (c)	2,335,000	2,113,175
9.92% 4/1/14	5,420,000	4,661,200
10% 5/15/14	3,685,000	3,205,950
11.125% 1/15/14	2,025,000	1,776,938
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	1,085,000	1,106,700
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	2,400,000	2,502,000
EchoStar Communications Corp.:
5.75% 10/1/08	5,475,000	5,447,625
7% 10/1/13	5,940,000	5,925,150
7.125% 2/1/16	2,785,000	2,781,658
Kabel Deutschland GmbH 10.625% 7/1/14	4,350,000	4,833,938
NTL Cable PLC:
8.75% 4/15/14	2,175,000	2,272,875
9.125% 8/15/16	1,805,000	1,899,763
		42,548,928
Capital Goods - 1.6%
Amsted Industries, Inc. 10.25% 10/15/11 (d)	4,930,000	5,262,775
Case New Holland, Inc. 7.125% 3/1/14	6,795,000	6,930,900
Leucadia National Corp. 7% 8/15/13	3,520,000	3,572,800
Park-Ohio Industries, Inc. 8.375% 11/15/14	2,425,000	2,243,125
Sensus Metering Systems, Inc. 8.625% 12/15/13	4,325,000	4,325,000
		22,334,600
Chemicals - 4.0%
Chemtura Corp. 6.875% 6/1/16	2,640,000	2,626,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Chemicals - continued
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (c)	$ 3,240,000	$ 2,737,800
Series B, 0% 10/1/14 (c)	1,965,000	1,660,425
Equistar Chemicals LP 7.55% 2/15/26	2,525,000	2,398,750
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	1,995,000	2,084,775
10.125% 9/1/08	2,600,000	2,762,500
Lyondell Chemical Co.:
8% 9/15/14	3,110,000	3,214,963
8.25% 9/15/16	3,110,000	3,253,838
Millennium America, Inc.:
7.625% 11/15/26	1,040,000	925,600
9.25% 6/15/08	3,585,000	3,710,475
Momentive Performance Materials, Inc. 9.75% 12/1/14 (d)	8,720,000	8,730,900
Nalco Co. 7.75% 11/15/11	3,005,000	3,083,881
Nell AF Sarl 8.375% 8/15/15 (d)	2,690,000	2,763,975
NOVA Chemicals Corp.:
7.4% 4/1/09	4,250,000	4,319,063
8.5019% 11/15/13 (e)	2,425,000	2,449,250
Phibro Animal Health Corp.:
10% 8/1/13 (d)	2,440,000	2,531,500
13% 8/1/14 (d)	1,420,000	1,437,750
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	4,065,000	4,268,250
		54,960,495
Consumer Products - 0.3%
Jostens Holding Corp. 0% 12/1/13 (c)	3,050,000	2,653,500
Jostens IH Corp. 7.625% 10/1/12	1,970,000	1,989,700
		4,643,200
Containers - 1.0%
Berry Plastics Holding Corp. 8.875% 9/15/14 (d)	4,680,000	4,785,300
BWAY Corp. 10% 10/15/10	7,005,000	7,320,225
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	1,195,000	1,236,825
		13,342,350
Diversified Financial Services - 0.5%
E*TRADE Financial Corp.:
7.375% 9/15/13	1,490,000	1,534,700
7.875% 12/1/15	2,895,000	3,075,938
8% 6/15/11	2,440,000	2,549,800
		7,160,438
Diversified Media - 1.7%
Affinion Group, Inc. 11.5% 10/15/15	3,385,000	3,579,638

	Principal Amount	Value (Note 1)
LBI Media Holdings, Inc. 0% 10/15/13 (c)	$ 6,440,000	$ 5,538,400
LBI Media, Inc. 10.125% 7/15/12	2,245,000	2,379,700
Nielsen Finance LLC/Co.:
0% 8/1/16 (c)(d)	2,660,000	1,835,400
10% 8/1/14 (d)	4,145,000	4,476,600
Quebecor Media, Inc. 7.75% 3/15/16	5,920,000	5,979,200
		23,788,938
Electric Utilities - 3.8%
AES Corp.:
8.875% 2/15/11	3,581,000	3,840,623
9.375% 9/15/10	4,088,000	4,425,260
9.5% 6/1/09	904,000	967,280
AES Gener SA 7.5% 3/25/14	4,965,000	5,250,488
Aquila, Inc. 14.875% 7/1/12	2,555,000	3,321,500
Dynegy Holdings, Inc. 8.375% 5/1/16	3,130,000	3,294,325
Mirant Americas Generation LLC 8.5% 10/1/21	4,075,000	4,115,750
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	7,490,000	7,639,800
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	2,505,000	2,580,150
NGC Corp. 7.125% 5/15/18	1,805,000	1,759,875
Tenaska Alabama Partners LP 7% 6/30/21 (d)	3,222,625	3,171,973
TXU Corp. 6.5% 11/15/24	4,645,000	4,460,733
Utilicorp Canada Finance Corp. 7.75% 6/15/11	7,595,000	8,050,700
Utilicorp United, Inc. 9.95% 2/1/11 (e)	55,000	60,363
		52,938,820
Energy - 7.6%
Atlas Pipeline Partners LP 8.125% 12/15/15	4,080,000	4,212,600
Chaparral Energy, Inc. 8.5% 12/1/15	4,800,000	4,764,000
Chesapeake Energy Corp.:
6.5% 8/15/17	7,185,000	6,996,394
6.625% 1/15/16	2,045,000	2,039,888
7.5% 6/15/14	2,095,000	2,178,800
7.75% 1/15/15	4,390,000	4,554,625
Complete Production Services, Inc. 8% 12/15/16 (d)	4,070,000	4,161,575
El Paso Performance-Linked Trust 7.75% 7/15/11 (d)	4,345,000	4,540,525
Hanover Compressor Co.:
8.625% 12/15/10	2,560,000	2,662,400
9% 6/1/14	1,785,000	1,918,875
Hanover Equipment Trust 8.75% 9/1/11	775,000	808,906
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - continued
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (d)	$ 3,440,000	$ 3,388,400
9% 6/1/16 (d)	3,910,000	4,125,050
OPTI Canada, Inc. 8.25% 12/15/14 (d)	3,460,000	3,533,698
Pan American Energy LLC 7.75% 2/9/12 (d)	3,630,000	3,747,975
Parker Drilling Co.:
9.625% 10/1/13	2,960,000	3,241,200
10.1194% 9/1/10 (e)	4,878,000	4,981,658
Petrohawk Energy Corp. 9.125% 7/15/13	7,095,000	7,414,275
Pogo Producing Co. 6.875% 10/1/17	1,030,000	988,800
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	885,000	854,025
7.375% 7/15/13	10,075,000	10,276,500
7.5% 5/15/16	3,910,000	3,997,975
SESI LLC 6.875% 6/1/14	2,530,000	2,530,000
Stone Energy Corp. 6.75% 12/15/14	2,465,000	2,341,750
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (d)	2,535,000	2,554,013
Williams Companies, Inc. 6.375% 10/1/10 (d)	4,765,000	4,776,913
Williams Partners LP/Williams Partners Finance Corp.:
7.25% 2/1/17 (d)	2,760,000	2,815,200
7.5% 6/15/11 (d)	4,330,000	4,524,850
		104,930,870
Entertainment/Film - 0.3%
AMC Entertainment, Inc. 8% 3/1/14	4,370,000	4,348,150
Environmental - 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	3,645,000	3,526,538
7.125% 5/15/16	3,180,000	3,148,200
8.5% 12/1/08	3,965,000	4,173,163
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	855,000	855,000
7.4% 9/15/35	585,000	546,975
		12,249,876
Food and Drug Retail - 1.0%
Albertsons, Inc.:
7.45% 8/1/29	2,280,000	2,227,558
7.75% 6/15/26	2,565,000	2,561,153
8% 5/1/31	1,685,000	1,709,195

	Principal Amount	Value (Note 1)
GNC Parent Corp. 12.14% 12/1/11 pay-in-kind (d)(e)	$ 4,470,000	$ 4,470,000
SUPERVALU, Inc. 7.5% 11/15/14	2,990,000	3,109,600
		14,077,506
Food/Beverage/Tobacco - 1.2%
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	3,690,000	3,865,275
Pierre Foods, Inc. 9.875% 7/15/12	2,600,000	2,678,000
Reynolds American, Inc.:
7.25% 6/1/13	3,200,000	3,352,000
7.3% 7/15/15	2,680,000	2,780,500
Swift & Co.:
10.125% 10/1/09	3,215,000	3,279,300
12.5% 1/1/10	760,000	775,200
		16,730,275
Gaming - 5.5%
Chukchansi Economic Development Authority:
8% 11/15/13 (d)	3,210,000	3,318,338
8.8769% 11/15/12 (d)(e)	1,010,000	1,046,613
Mandalay Resort Group 9.375% 2/15/10	4,655,000	4,969,213
MGM Mirage, Inc.:
6% 10/1/09	4,775,000	4,769,031
6.625% 7/15/15	785,000	756,544
6.75% 9/1/12	9,015,000	8,834,700
6.75% 4/1/13	4,390,000	4,291,225
6.875% 4/1/16	2,995,000	2,867,713
7.625% 1/15/17	4,420,000	4,442,100
Mohegan Tribal Gaming Authority:
6.375% 7/15/09	4,740,000	4,740,000
7.125% 8/15/14	2,010,000	2,037,638
8% 4/1/12	970,000	1,010,013
MTR Gaming Group, Inc.:
9% 6/1/12	960,000	986,400
9.75% 4/1/10	1,650,000	1,736,625
Scientific Games Corp. 6.25% 12/15/12	3,275,000	3,184,938
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	4,600,000	4,680,500
7.25% 5/1/12	6,020,000	6,125,350
Station Casinos, Inc.:
6.625% 3/15/18	60,000	51,675
6.875% 3/1/16	5,720,000	5,119,400
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (c)	2,100,000	1,485,750
9% 1/15/12	3,610,000	3,736,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,900,000	6,010,625
		76,200,741
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Healthcare - 5.5%
AmeriPath, Inc. 10.5% 4/1/13	$ 2,380,000	$ 2,576,350
CDRV Investors, Inc. 0% 1/1/15 (c)	9,250,000	7,168,750
Concentra Operating Corp.:
9.125% 6/1/12	4,095,000	4,299,750
9.5% 8/15/10	2,145,000	2,252,250
HCA, Inc.:
9.125% 11/15/14 (d)	2,740,000	2,924,950
9.25% 11/15/16 (d)	2,740,000	2,928,375
9.625% 11/15/16 pay-in-kind (d)	2,190,000	2,354,250
HealthSouth Corp.:
10.75% 6/15/16 (d)	4,250,000	4,579,375
11.3544% 6/15/14 (d)(e)	3,250,000	3,461,250
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	3,815,000	3,857,919
Multiplan, Inc. 10.375% 4/15/16 (d)	2,485,000	2,485,000
National Mentor Holdings, Inc. 11.25% 7/1/14 (d)	2,675,000	2,855,563
Omega Healthcare Investors, Inc.:
7% 4/1/14	9,970,000	10,044,775
7% 1/15/16	2,480,000	2,486,200
Rural/Metro Corp. 9.875% 3/15/15	1,670,000	1,734,713
Senior Housing Properties Trust 8.625% 1/15/12	4,460,000	4,839,100
Service Corp. International 6.75% 4/1/16	490,000	490,000
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	4,310,000	4,460,850
Ventas Realty LP:
6.5% 6/1/16	5,250,000	5,322,188
6.625% 10/15/14	2,320,000	2,360,600
6.75% 4/1/17	2,310,000	2,367,750
		75,849,958
Homebuilding/Real Estate - 2.5%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,370,000	3,370,000
8.125% 6/1/12	11,585,000	11,932,550
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	490,000	465,500
6.25% 1/15/15	920,000	871,700
8.875% 4/1/12	1,570,000	1,601,400
KB Home 7.75% 2/1/10	6,910,000	7,013,650
Technical Olympic USA, Inc.:
7.5% 3/15/11	880,000	728,200
7.5% 1/15/15	5,860,000	4,570,800
10.375% 7/1/12	885,000	805,350

	Principal Amount	Value (Note 1)
WCI Communities, Inc.:
6.625% 3/15/15	$ 2,535,000	$ 2,180,100
7.875% 10/1/13	830,000	742,850
		34,282,100
Hotels - 0.7%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	3,875,000	4,049,375
Host Marriott LP 7.125% 11/1/13	5,390,000	5,511,275
		9,560,650
Insurance - 0.2%
UnumProvident Corp. 7.375% 6/15/32	580,000	618,963
UnumProvident Finance Co. PLC 6.85% 11/15/15 (d)	1,500,000	1,582,635
		2,201,598
Leisure - 1.9%
Royal Caribbean Cruises Ltd.:
7% 6/15/13	4,720,000	4,804,200
yankee 7.5% 10/15/27	1,980,000	1,925,550
Six Flags, Inc. 9.75% 4/15/13	450,000	421,875
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	1,052,000	915,240
Town Sports International, Inc. 9.625% 4/15/11	5,344,000	5,637,920
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	5,125,000	5,490,156
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	575,000	587,938
10.1213% 5/1/10 (e)	5,780,000	5,967,850
		25,750,729
Metals/Mining - 4.3%
Arch Western Finance LLC 6.75% 7/1/13	6,050,000	5,989,500
Compass Minerals International, Inc.:
0% 12/15/12 (c)	4,520,000	4,463,500
0% 6/1/13 (c)	8,615,000	8,205,788
Drummond Co., Inc. 7.375% 2/15/16 (d)	7,370,000	7,075,200
FMG Finance Pty Ltd.:
9.3694% 9/1/11 (d)(e)	3,090,000	3,082,275
10% 9/1/13 (d)	2,010,000	2,070,300
10.625% 9/1/16 (d)	595,000	636,650
Massey Energy Co. 6.875% 12/15/13	5,415,000	5,090,100
Peabody Energy Corp.:
7.375% 11/1/16	2,675,000	2,848,875
7.875% 11/1/26	1,945,000	2,090,875
PNA Group, Inc. 10.75% 9/1/16 (d)	4,345,000	4,497,075
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Metals/Mining - continued
RathGibson, Inc. 11.25% 2/15/14	$ 4,820,000	$ 5,157,400
Vedanta Resources PLC 6.625% 2/22/10 (d)	8,875,000	8,764,063
		59,971,601
Paper - 1.5%
Catalyst Paper Corp. 8.625% 6/15/11	1,710,000	1,727,100
Georgia-Pacific Corp.:
7% 1/15/15 (d)	8,720,000	8,752,264
8% 1/15/24	1,470,000	1,492,050
8.875% 5/15/31	2,725,000	2,861,250
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	1,580,000	1,497,050
Stone Container Corp. 9.75% 2/1/11	1,878,000	1,936,688
Stone Container Finance Co. 7.375% 7/15/14	3,080,000	2,864,400
		21,130,802
Publishing/Printing - 0.9%
Dex Media West LLC/Dex Media West Finance Co. 8.5% 8/15/10	2,175,000	2,256,563
The Reader's Digest Association, Inc. 6.5% 3/1/11	10,605,000	10,883,381
		13,139,944
Railroad - 0.7%
Kansas City Southern Railway Co. 7.5% 6/15/09	9,860,000	9,958,600
Restaurants - 1.3%
Carrols Corp. 9% 1/15/13	5,255,000	5,360,100
Friendly Ice Cream Corp. 8.375% 6/15/12	6,665,000	6,265,100
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	6,915,000	6,759,413
		18,384,613
Services - 3.6%
Ashtead Capital, Inc. 9% 8/15/16 (d)	3,090,000	3,298,575
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14 (d)	3,105,000	3,011,850
7.75% 5/15/16 (d)	2,320,000	2,250,400
7.8738% 5/15/14 (d)(e)	550,000	532,125
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16 (d)	2,435,000	2,575,013
FTI Consulting, Inc.:
7.625% 6/15/13	4,965,000	5,089,125
7.75% 10/1/16 (d)	2,665,000	2,758,275
Iron Mountain, Inc.:
8.25% 7/1/11	5,110,000	5,135,550
8.625% 4/1/13	5,270,000	5,428,100

	Principal Amount	Value (Note 1)
Penhall International Corp. 12% 8/1/14 (d)	$ 2,650,000	$ 2,875,250
Rental Service Co. 9.5% 12/1/14 (d)	2,830,000	2,914,900
Rural/Metro Corp. 0% 3/15/16 (c)	3,185,000	2,468,375
Service Corp. International:
7% 6/15/17	75,000	75,938
7.375% 10/1/14	2,530,000	2,631,200
7.625% 10/1/18	1,855,000	1,961,663
United Rentals North America, Inc. 7% 2/15/14	7,300,000	7,099,250
		50,105,589
Shipping - 3.4%
OMI Corp. 7.625% 12/1/13	9,595,000	9,834,875
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	550,000	558,250
8.25% 3/15/13	1,295,000	1,362,988
Ship Finance International Ltd. 8.5% 12/15/13	25,180,000	25,117,023
Teekay Shipping Corp. 8.875% 7/15/11	10,093,000	10,887,824
		47,760,960
Super Retail - 1.8%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	7,595,000	7,936,775
Michaels Stores, Inc.:
10% 11/1/14 (d)	4,470,000	4,615,275
11.375% 11/1/16 (d)	4,490,000	4,641,538
NBC Acquisition Corp. 0% 3/15/13 (c)	1,665,000	1,332,000
Nebraska Book Co., Inc. 8.625% 3/15/12	3,050,000	2,928,000
Sonic Automotive, Inc. 8.625% 8/15/13	3,690,000	3,800,700
		25,254,288
Technology - 8.2%
Activant Solutions, Inc. 9.5% 5/1/16 (d)	1,330,000	1,230,250
Amkor Technology, Inc. 9.25% 6/1/16	4,195,000	4,100,613
Avago Technologies Finance Ltd.:
10.125% 12/1/13 (d)	3,400,000	3,578,500
10.8694% 6/1/13 (d)(e)	3,380,000	3,515,200
Celestica, Inc.:
7.625% 7/1/13	2,090,000	2,037,750
7.875% 7/1/11	7,750,000	7,691,875
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (d)	4,145,000	4,140,026
9.125% 12/15/14 pay-in-kind (d)	2,910,000	2,891,958
9.25% 12/15/14 (d)(e)	2,910,000	2,884,683
10.125% 12/15/16 (d)	3,920,000	3,925,096
IKON Office Solutions, Inc. 7.75% 9/15/15	5,615,000	5,860,656
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 8,660,000	$ 8,010,500
6.5% 1/15/28	3,465,000	3,205,125
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
8% 12/15/14	945,000	628,425
8.61% 12/15/11 (e)	1,890,000	1,625,400
Nortel Networks Corp.:
9.6238% 7/15/11 (d)(e)	3,340,000	3,519,525
10.125% 7/15/13 (d)	3,825,000	4,140,563
Northern Telecom Capital Corp. 7.875% 6/15/26	475,000	425,125
Northern Telecom Ltd. yankee 6.875% 9/1/23	840,000	714,000
NXP BV:
7.875% 10/15/14 (d)	3,580,000	3,696,350
8.118% 10/15/13 (d)(e)	2,970,000	3,010,838
9.5% 10/15/15 (d)	6,065,000	6,231,788
Sanmina-SCI Corp.:
6.75% 3/1/13	3,485,000	3,232,338
8.125% 3/1/16	4,130,000	3,964,800
Seagate Technology HDD Holdings 6.8% 10/1/16	2,350,000	2,350,000
STATS ChipPAC Ltd. 7.5% 7/19/10	5,185,000	5,249,813
SunGard Data Systems, Inc.:
9.125% 8/15/13	3,865,000	4,058,250
10.25% 8/15/15	1,945,000	2,073,856
UGS Capital Corp. II 10.3481% 6/1/11 pay-in-kind (d)(e)	6,055,901	6,116,460
Xerox Capital Trust I 8% 2/1/27	4,400,000	4,510,000
Xerox Corp.:
6.4% 3/15/16	1,145,000	1,165,621
6.75% 2/1/17	2,305,000	2,402,963
7.625% 6/15/13	2,340,000	2,457,000
		114,645,347
Telecommunications - 7.9%
Centennial Communications Corp. 10% 1/1/13	1,000,000	1,062,500
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	1,585,000	1,616,700
Digicel Ltd. 9.25% 9/1/12 (d)	5,335,000	5,681,775
Intelsat Ltd.:
6.5% 11/1/13	11,870,000	10,089,500
7.625% 4/15/12	10,795,000	9,985,375
9.25% 6/15/16 (d)	5,790,000	6,180,825
11.25% 6/15/16 (d)	4,170,000	4,597,425
11.3544% 6/15/13 (d)(e)	2,700,000	2,835,000

	Principal Amount	Value (Note 1)
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (e)	$ 3,115,000	$ 3,142,256
Level 3 Financing, Inc.:
9.25% 11/1/14 (d)	12,005,000	12,215,088
12.25% 3/15/13	5,435,000	6,162,203
MetroPCS Wireless, Inc. 9.25% 11/1/14 (d)	5,200,000	5,395,000
Millicom International Cellular SA 10% 12/1/13	1,490,000	1,624,100
Mobile Telesystems Finance SA 8% 1/28/12 (d)	3,158,000	3,315,900
PanAmSat Corp.:
9% 8/15/14	5,374,000	5,709,875
9% 6/15/16 (d)	3,820,000	4,044,425
Qwest Corp.:
7.5% 10/1/14	3,840,000	4,089,600
8.61% 6/15/13 (e)	7,630,000	8,265,579
Rogers Communications, Inc. 9.625% 5/1/11	1,020,000	1,162,800
U.S. West Communications:
6.875% 9/15/33	2,535,000	2,433,600
7.5% 6/15/23	4,335,000	4,400,025
Windstream Corp.:
8.125% 8/1/13 (d)	2,350,000	2,546,930
8.625% 8/1/16 (d)	2,565,000	2,815,088
		109,371,569
Textiles & Apparel - 0.8%
Hanesbrands, Inc. 8.735% 12/15/14 (d)(e)	1,440,000	1,463,400
Levi Strauss & Co.:
8.875% 4/1/16	7,165,000	7,451,600
10.1216% 4/1/12 (e)	1,890,000	1,939,613
		10,854,613
TOTAL NONCONVERTIBLE BONDS (Cost $1,176,824,198)		1,208,757,333
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.25% 4/25/21 (d)(e) (Cost $143,248)	185,924	167,332
Common Stocks - 0.1%
	Shares
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B (a)(g) (Cost $1,974,627)	48,889	722,091
Floating Rate Loans - 7.9%
	Principal Amount	Value (Note 1)
Automotive - 1.7%
Ford Motor Co. term loan 8.36% 12/15/13 (e)	$ 14,770,000	$ 14,788,463
Lear Corp. term loan 7.8656% 4/25/12 (e)	2,652,020	2,655,335
Oshkosh Truck Co. Tranche B, term loan 7.35% 12/6/13 (e)	5,910,000	5,913,694
		23,357,492
Cable TV - 1.1%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (e)	5,498,000	5,525,490
CSC Holdings, Inc. Tranche B, term loan 7.1228% 3/29/13 (e)	4,925,250	4,922,172
Insight Midwest Holdings LLC Tranche B, term loan 7.61% 4/6/14 (e)	4,830,000	4,857,169
		15,304,831
Diversified Financial Services - 0.4%
LPL Holdings, Inc. Tranche C, term loan 8.1137% 6/29/14 (e)	5,200,000	5,226,000
Electric Utilities - 0.8%
Covanta Energy Corp.:
Tranche 1:
Credit-Linked Deposit 7.6% 6/24/12 (e)	3,999,608	4,034,604
term loan 7.6149% 6/24/12 (e)	2,858,960	2,883,976
Tranche 2, term loan 10.85% 6/24/13 (e)	4,631,250	4,718,086
		11,636,666
Energy - 0.7%
Sandridge Energy, Inc. term loan 10.1904% 11/21/07 (e)	4,760,000	4,795,700
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4888% 10/31/12 (e)	605,806	607,321
term loan:
7.6% 10/31/07 (e)	2,230,000	2,230,000
7.6237% 10/31/12 (e)	2,492,641	2,498,873
		10,131,894
Food/Beverage/Tobacco - 0.1%
Pierre Foods, Inc. Tranche B, term loan 7.61% 6/30/10 (e)	840,000	843,150
Gaming - 0.8%
Kerzner International Ltd.:
term loan 8.3531% 9/1/13 (e)	3,181,250	3,129,555
Class DD, term loan 8.3531% 9/1/13 (e)(f)	1,908,750	1,877,733

	Principal Amount	Value (Note 1)
Venetian Macau Ltd. Tranche B, term loan:
5/26/12 (f)	$ 2,103,333	$ 2,103,333
8.12% 5/26/13 (e)	4,206,667	4,248,733
		11,359,354
Paper - 0.7%
Georgia-Pacific Corp. Tranche B1, term loan 7.3561% 12/23/12 (e)	9,484,200	9,543,476
Services - 0.5%
NES Rentals Holdings, Inc. Tranche 2, term loan 12.125% 7/21/13 (e)	4,570,000	4,604,275
RSC Equipment Rental Tranche 2LN, term loan 8.8466% 11/30/13 (e)	2,860,000	2,892,175
		7,496,450
Super Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (e)	3,330,000	3,285,080
Technology - 0.5%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.6% 3/9/11 (e)	5,107,424	5,094,655
Tranche B, term loan 7.1% 3/9/13 (e)	1,926,510	1,925,306
		7,019,961
Telecommunications - 0.4%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (e)	1,880,000	1,915,250
Wind Telecomunicazioni Spa term loan 12.54% 12/21/11 (e)	2,910,000	2,950,013
		4,865,263
TOTAL FLOATING RATE LOANS (Cost $109,628,444)		110,069,617
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 5.37% (b) (Cost $49,383,175)	49,383,175	49,383,175
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $1,337,953,692)		1,369,099,548
NET OTHER ASSETS - 1.4%		19,912,773
NET ASSETS - 100%		$ 1,389,012,321
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $301,097,782 or 21.7% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $3,375,833 and $3,355,155, respectively. The coupon rate will be determined at time of settlement.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $722,091 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,434,175
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.9%
Bermuda	4.8%
Canada	3.8%
Marshall Islands	1.8%
United Kingdom	1.0%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information

At December 31, 2006, the fund had a capital loss carryforward of approximately $1,110,768,989 of which $249,734,104, $772,554,243 and $88,480,642 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,288,570,517)	$ 1,319,716,373
Fidelity Central Funds (cost $49,383,175)	49,383,175
Total Investments (cost $1,337,953,692)		$ 1,369,099,548
Cash		5,247,145
Receivable for investments sold		5,448,511
Receivable for fund shares sold		32,641
Interest receivable		22,731,150
Prepaid expenses		6,377
Other receivables		4,668
Total assets		1,402,570,040

Liabilities
Payable for investments purchased	$ 12,304,130
Payable for fund shares redeemed	53,566
Accrued management fee	664,431
Distribution fees payable	46,178
Other affiliated payables	124,613
Other payables and accrued expenses	364,801
Total liabilities		13,557,719

Net Assets		$ 1,389,012,321
Net Assets consist of:
Paid in capital		$ 2,464,817,919
Undistributed net investment income		3,860,284
Accumulated undistributed net realized gain (loss) on investments		(1,110,811,738)
Net unrealized appreciation (depreciation) on investments		31,145,856
Net Assets		$ 1,389,012,321

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($922,565,040 ÷ 145,321,849 shares)	$ 6.35

Service Class: Net Asset Value, offering price and redemption price per share ($277,545,665 ÷ 43,923,717 shares)	$ 6.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($110,503,133 ÷ 17,685,742 shares)	$ 6.25

Initial Class R: Net Asset Value, offering price and redemption price per share ($92,594 ÷ 14,604 shares)	$ 6.34

Service Class R: Net Asset Value, offering price and redemption price per share ($92,353 ÷ 14,621 shares)	$ 6.32

Service Class 2R: Net Asset Value, offering price and redemption price per share ($91,967 ÷ 14,716 shares)	$ 6.25

Investor Class: Net Asset Value, offering price and redemption price per share ($78,121,569 ÷ 12,328,364 shares)	$ 6.34

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Interest		109,941,287
Income from Fidelity Central Funds		2,434,175
Total income		112,375,462

Expenses
Management fee	$ 7,904,598
Transfer agent fees	992,388
Distribution fees	526,826
Accounting fees and expenses	502,943
Custodian fees and expenses	35,696
Independent trustees' compensation	5,256
Audit	81,447
Legal	16,552
Interest	6,880
Miscellaneous	367,306
Total expenses before reductions	10,439,892
Expense reductions	(17,479)	10,422,413
Net investment income		101,953,049
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		19,571,030
Change in net unrealized appreciation (depreciation) on investment securities		25,541,215
Net gain (loss)		45,112,245
Net increase (decrease) in net assets resulting from operations		$ 147,065,294

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 101,953,049	$ 110,572,722
Net realized gain (loss)	19,571,030	14,492,871
Change in net unrealized appreciation (depreciation)	25,541,215	(85,881,349)
Net increase (decrease) in net assets resulting from operations	147,065,294	39,184,244
Distributions to shareholders from net investment income	(103,253,559)	(242,303,630)
Share transactions - net increase (decrease)	(158,550,860)	(136,476,901)
Total increase (decrease) in net assets	(114,739,125)	(339,596,287)

Net Assets
Beginning of period	1,503,751,446	1,843,347,733
End of period (including undistributed net investment income of $3,860,284 and undistributed net investment income of $5,394,674, respectively)	$ 1,389,012,321	$ 1,503,751,446

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.17	$ 7.00	$ 6.95	$ 5.93	$ 6.41
Income from Investment Operations
Net investment income C	.476	.457	.494	.520	.496 G
Net realized and unrealized gain (loss)	.216	(.281)	.126	.980	(.306) G
Total from investment operations	.692	.176	.620	1.500	.190
Distributions from net investment income	(.512)	(1.006)	(.570)	(.480)	(.670)
Net asset value, end of period	$ 6.35	$ 6.17	$ 7.00	$ 6.95	$ 5.93
Total Return A, B	11.24%	2.70%	9.59%	27.26%	3.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.70%	.71%	.69%	.70%
Expenses net of fee waivers, if any	.71%	.70%	.71%	.69%	.70%
Expenses net of all reductions	.71%	.70%	.71%	.69%	.70%
Net investment income	7.40%	6.98%	7.43%	8.25%	8.65% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 922,565	$ 1,080,002	$ 1,371,736	$ 1,593,714	$ 1,145,562
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.95% to 8.65%. The reclassification has no impact on the net assets of the Fund.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.14	$ 6.97	$ 6.92	$ 5.91	$ 6.38
Income from Investment Operations
Net investment income C	.467	.448	.486	.513	.488 G
Net realized and unrealized gain (loss)	.218	(.283)	.124	.967	(.288) G
Total from investment operations	.685	.165	.610	1.480	.200
Distributions from net investment income	(.505)	(.995)	(.560)	(.470)	(.670)
Net asset value, end of period	$ 6.32	$ 6.14	$ 6.97	$ 6.92	$ 5.91
Total Return A, B	11.18%	2.52%	9.47%	26.97%	3.62%
Ratios to Average Net Assets D, F
Expenses before reductions	.81%	.80%	.81%	.79%	.80%
Expenses net of fee waivers, if any	.81%	.80%	.81%	.79%	.80%
Expenses net of all reductions	.81%	.80%	.81%	.79%	.80%
Net investment income	7.30%	6.88%	7.33%	8.15%	8.55% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 277,546	$ 319,380	$ 377,122	$ 417,928	$ 260,489
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.85% to 8.55%. The reclassification has no impact on the net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.08	$ 6.91	$ 6.87	$ 5.87	$ 6.36
Income from Investment Operations
Net investment income C	.453	.433	.470	.501	.472 G
Net realized and unrealized gain (loss)	.216	(.284)	.130	.959	(.292) G
Total from investment operations	.669	.149	.600	1.460	.180
Distributions from net investment income	(.499)	(.979)	(.560)	(.460)	(.670)
Net asset value, end of period	$ 6.25	$ 6.08	$ 6.91	$ 6.87	$ 5.87
Total Return A, B	11.02%	2.31%	9.38%	26.75%	3.30%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	.95%	.97%	.95%	.97%
Expenses net of fee waivers, if any	.97%	.95%	.97%	.95%	.97%
Expenses net of all reductions	.97%	.95%	.97%	.95%	.97%
Net investment income	7.14%	6.72%	7.17%	7.99%	8.38% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,503	$ 86,757	$ 94,246	$ 76,383	$ 32,499
Portfolio turnover rate E	65%	95%	128%	130%	96%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $.017 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 8.68% to 8.38%. The reclassification has no impact on the net assets of the Fund.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.16	$ 7.00	$ 6.47
Income from Investment Operations
Net investment income E	.475	.455	.338
Net realized and unrealized gain (loss)	.218	(.288)	.192
Total from investment operations	.693	.167	.530
Distributions from net investment income	(.513)	(1.007)	-
Net asset value, end of period	$ 6.34	$ 6.16	$ 7.00
Total Return B, C, D	11.27%	2.55%	8.19%
Ratios to Average Net Assets F, I
Expenses before reductions	.71%	.70%	.71% A
Expenses net of fee waivers, if any	.71%	.70%	.71% A
Expenses net of all reductions	.71%	.70%	.71% A
Net investment income	7.39%	6.98%	7.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.14	$ 6.97	$ 6.45
Income from Investment Operations
Net investment income E	.467	.447	.332
Net realized and unrealized gain (loss)	.219	(.282)	.188
Total from investment operations	.686	.165	.520
Distributions from net investment income	(.506)	(.995)	-
Net asset value, end of period	$ 6.32	$ 6.14	$ 6.97
Total Return B, C, D	11.19%	2.53%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.81%	.80%	.81% A
Expenses net of fee waivers, if any	.81%	.80%	.81% A
Expenses net of all reductions	.81%	.80%	.81% A
Net investment income	7.30%	6.88%	7.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.08	$ 6.91	$ 6.40
Income from Investment Operations
Net investment income E	.453	.433	.322
Net realized and unrealized gain (loss)	.214	(.282)	.188
Total from investment operations	.667	.151	.510
Distributions from net investment income	(.497)	(.981)	-
Net asset value, end of period	$ 6.25	$ 6.08	$ 6.91
Total Return B, C, D	10.99%	2.33%	7.97%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	.94%	.96% A
Expenses net of fee waivers, if any	.96%	.94%	.96% A
Expenses net of all reductions	.96%	.94%	.96% A
Net investment income	7.14%	6.73%	6.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 83	$ 81
Portfolio turnover rate G	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income E	.471	.193
Net realized and unrealized gain (loss)	.220	(.089)
Total from investment operations	.691	.104
Distributions from net investment income	(.511)	(.484)
Net asset value, end of period	$ 6.34	$ 6.16
Total Return B, C, D	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.80%	.82% A
Expenses net of fee waivers, if any	.80%	.82% A
Expenses net of all reductions	.79%	.82% A
Net investment income	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,122	$ 17,363
Portfolio turnover rate G	65%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

VIP High Income Portfolio

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 43,304,661
Unrealized depreciation	(8,664,345)
Net unrealized appreciation (depreciation)	34,640,316
Undistributed ordinary income	324,505
Capital loss carryforward	(1,110,768,989)

Cost for federal income tax purposes	$ 1,334,459,232

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 103,253,559	$ 242,303,630

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $865,731,965 and $1,016,668,370, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 287,507
Service Class 2	239,015
Service Class R	86
Service Class 2R	218
$ 526,826

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .14% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 659,851
Service Class	192,109
Service Class 2	69,704
Initial Class R	61
Service Class R	61
Service Class 2R	60
Investor Class	70,542
$ 992,388

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 50,002,000	4.95%	$ 6,880

VIP High Income Portfolio

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,930 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $13,761.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 21% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 48% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005 A
From net investment income
Initial Class	$ 68,637,194	$ 178,515,690
Service Class	20,731,877	49,309,732
Service Class 2	8,160,312	13,285,899
Initial Class R	6,935	12,124
Service Class R	6,854	12,013
Service Class 2R	6,779	11,933
Investor Class	5,703,608	1,156,239
Total	$ 103,253,559	$ 242,303,630

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	20,391,924	37,931,608	$ 130,862,386	$ 248,546,554
Reinvestment of distributions	10,827,982	28,128,457	68,637,194	178,515,690
Shares redeemed	(60,996,323)	(86,845,685)	(389,548,495)	(567,756,363)
Net increase (decrease)	(29,776,417)	(20,785,620)	$ (190,048,915)	$ (140,694,119)
Service Class
Shares sold	15,758,056	29,061,863	$ 100,943,180	$ 188,149,058
Reinvestment of distributions	3,286,143	7,805,887	20,731,877	49,309,732
Shares redeemed	(27,123,963)	(38,948,041)	(172,895,592)	(254,601,512)
Net increase (decrease)	(8,079,764)	(2,080,291)	$ (51,220,535)	$ (17,142,722)
Service Class 2
Shares sold	8,956,747	16,971,594	$ 56,663,410	$ 108,910,856
Reinvestment of distributions	1,307,892	2,124,657	8,160,311	13,285,899
Shares redeemed	(6,845,198)	(18,474,037)	(43,209,500)	(119,201,649)
Net increase (decrease)	3,419,441	622,214	$ 21,614,221	$ 2,995,106
Initial Class R
Reinvestment of distributions	1,095	1,917	$ 6,935	$ 12,124
Net increase (decrease)	1,095	1,917	$ 6,935	$ 12,124
Service Class R
Reinvestment of distributions	1,087	1,906	$ 6,854	$ 12,013
Net increase (decrease)	1,087	1,906	$ 6,854	$ 12,013
Service Class 2R
Reinvestment of distributions	1,087	1,910	$ 6,779	$ 11,933
Net increase (decrease)	1,087	1,910	$ 6,779	$ 11,933
Investor Class
Shares sold	10,403,901	2,735,811	$ 66,865,919	$ 17,864,904
Reinvestment of distributions	901,089	188,006	5,703,608	1,156,238
Shares redeemed	(1,794,789)	(105,654)	(11,485,726)	(692,378)
Net increase (decrease)	9,510,201	2,818,163	$ 61,083,801	$ 18,328,764

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP High Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of VIP High Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (46)

Year of Election or Appointment: 2006

Vice President of VIP High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Matthew J. Conti (39)

Year of Election or Appointment: 2003

Vice President of VIP High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as a research analyst and manager. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP High Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17,870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

VIP High Income Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPHIR-ANN-0207
1.811842.102

Fidelity® Variable Insurance Products:
Money Market Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Money Market Portfolio

VIP Money Market Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Money Market - Initial Class	4.87%	2.35%	3.83%
VIP Money Market - Service Class A	4.76%	2.25%	3.76%
VIP Money Market - Service Class 2 B	4.61%	2.10%	3.65%
VIP Money Market - Investor Class C	4.81%	2.33%	3.82%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

Annual Report

VIP Money Market Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,025.50	$ 1.68
HypotheticalA	$ 1,000.00	$ 1,023.54	$ 1.68
Service Class
Actual	$ 1,000.00	$ 1,025.00	$ 2.25
HypotheticalA	$ 1,000.00	$ 1,022.99	$ 2.24
Service Class 2
Actual	$ 1,000.00	$ 1,024.30	$ 2.96
HypotheticalA	$ 1,000.00	$ 1,022.28	$ 2.96
Investor Class
Actual	$ 1,000.00	$ 1,025.30	$ 1.99
HypotheticalA	$ 1,000.00	$ 1,023.24	$ 1.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.33%
Service Class	.44%
Service Class 2.58%
Investor Class	.39%

VIP Money Market Portfolio

VIP Money Market Portfolio

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/06	% of fund's investments 6/30/06	% of fund's investments 12/31/05
0 - 30	52.1	56.8	66.2
31 - 90	33.8	29.2	30.2
91 - 180	8.0	8.8	3.1
181 - 397	6.1	5.2	0.5
Weighted Average Maturity
	12/31/06	6/30/06	12/31/05
VIP Money Market Portfolio	56 Days	48 Days	31 Days
All Taxable Money Market Funds Average*	41 Days	38 Days	36 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
Corporate Bonds 1.0%	Corporate Bonds 1.4%
Commercial Paper 21.9%	Commercial Paper 23.7%
Bank CDs, BAs, TDs, and Notes 62.0%	Bank CDs, BAs, TDs, and Notes 53.4%
Government Securities 0.5%	Government Securities 0.3%
Repurchase Agreements 14.8%	Repurchase Agreements 22.6%
Other Investments 0.7%	Other Investments 0.1%
Net Other Assets ** (0.9)%	Net Other Assets ** (1.5)%

** Net Other Assets are not included in the pie chart.

* Source: iMoneyNet, Inc.

Annual Report

VIP Money Market Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Corporate Bonds - 1.0%
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Bell Trace Obligated Group
1/29/07	5.41% (c)	$ 14,405,000	$ 14,405,000
Virginia Electric & Power Co.
2/1/07	5.53	10,065,000	10,062,544
TOTAL CORPORATE BONDS			24,467,544
Certificates of Deposit - 20.9%

London Branch, Eurodollar, Foreign Banks - 7.1%
Calyon
1/24/07 to 2/12/07	5.00 to 5.22	15,000,000	15,000,000
Credit Agricole SA
2/12/07 to 4/18/07	5.32 to 5.36	45,000,000	45,000,000
Credit Industriel et Commercial
1/29/07 to 5/8/07	5.22 to 5.40	47,000,000	47,000,000
Deutsche Bank AG
1/30/07	4.86	15,000,000	15,000,000
Dresdner Bank AG
3/5/07	5.40	6,000,000	6,000,000
HBOS Treasury Services PLC
5/23/07	5.36	5,000,000	5,000,000
Landesbank Hessen-Thuringen
4/17/07	5.36	5,000,000	5,000,000
Societe Generale
4/17/07 to 1/3/08	5.30 to 5.35	29,000,000	29,000,000
			167,000,000
New York Branch, Yankee Dollar, Foreign Banks - 13.8%
BNP Paribas SA
4/17/07 to 10/2/07	5.30 to 5.45	30,000,000	30,000,000
Canadian Imperial Bank of Commerce
1/16/07	5.43 (c)	20,000,000	20,000,000
Credit Suisse First Boston
1/22/07	5.35 (c)	20,000,000	20,000,000
Credit Suisse Group
6/4/07	5.40 to 5.43	22,000,000	22,000,000
DEPFA BANK PLC
1/25/07	5.33	5,000,000	5,000,000
Deutsche Bank AG
2/5/07 to 1/11/08	4.90 to 5.42	55,000,000	55,000,000
HBOS Treasury Services PLC
4/17/07 to 5/23/07	5.35 to 5.36	10,000,000	10,000,000
Landesbank Baden-Wuert
4/13/07	5.35	9,000,000	9,000,124

Due Date	Yield (a)	Principal Amount	Value (Note 1)
Mizuho Corporate Bank Ltd.
1/25/07 to 2/14/07	5.34 to 5.56%	$ 42,000,000	$ 42,000,000
Natexis Banques Populaires NY CD
12/12/07 to 12/18/07	5.40	28,000,000	28,000,000
Norinchukin Bank
2/20/07 to 3/1/07	5.35	80,000,000	80,000,000
Sumitomo Mitsui Banking Corp.
1/26/07 to 4/18/07	5.32 to 5.38	5,000,000	5,000,000
			326,000,124
TOTAL CERTIFICATES OF DEPOSIT			493,000,124
Commercial Paper - 21.9%

Aegis Finance LLC
2/8/07	5.34	2,000,000	1,988,885
American Wtr. Cap. Corp.
2/6/07 to 3/5/07	5.43 to 5.46 (b)	6,008,000	5,968,417
Amsterdam Funding Corp.
1/25/07 to 2/5/07	5.33	10,000,000	9,952,191
Apache Corp.
1/16/07	5.39 to 5.40 (b)	6,000,000	5,986,592
Aquifer Funding LLC
1/4/07	5.34	19,000,000	18,991,577
AT&T, Inc.
1/25/07 to 2/6/07	5.34 to 5.35	7,000,000	6,966,507
Bavaria TRR Corp.
1/11/07 to 1/25/07	5.37 to 5.40	10,000,000	9,972,536
BellSouth Corp.
3/1/07	5.35	1,000,000	991,314
Beta Finance, Inc.
4/23/07	5.37 (b)	20,500,000	20,166,442
Bradford & Bingley PLC
2/5/07	5.34	2,000,000	1,989,763
Caisse Nat des Caisses d' Epargne
2/7/07	5.34 (b)	5,000,000	4,973,098
Capital One Multi-Asset Execution Trust
3/14/07	5.35	1,000,000	989,440
Charta LLC
2/16/07	5.39	2,000,000	1,986,353
Citigroup Funding, Inc.
1/19/07 to 3/26/07	5.34 to 5.35	10,000,000	9,925,125
ConocoPhillips Qatar Funding Ltd.
4/13/07	5.43 (b)	1,000,000	985,012
Commercial Paper - continued
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Countrywide Financial Corp.
3/15/07	5.37%	$ 2,000,000	$ 1,978,506
Cullinan Finance Corp.
1/23/07	5.56 (b)	5,000,000	4,983,469
CVS Corp.
1/8/07 to 1/18/07	5.40	4,000,000	3,992,269
DaimlerChrysler NA Holding Corp.
1/2/07 to 3/20/07	5.42 to 5.46	16,000,000	15,905,491
Davis Square Funding V Corp.
2/22/07 to 3/16/07	5.34 to 5.36	10,000,000	9,902,670
DEPFA BANK PLC
3/20/07	5.35	5,000,000	4,943,342
Devon Energy Corp.
1/26/07 to 2/26/07	5.37 to 5.40	5,500,000	5,466,134
Dominion Resources, Inc.
1/12/07 to 1/26/07	5.37 to 5.39	8,000,000	7,978,656
DZ Bank AG
2/2/07	5.33	20,000,000	19,906,489
Emerald (MBNA Credit Card Master Note Trust)
1/26/07 to 3/13/07	5.32 to 5.35	10,000,000	9,915,942
FCAR Owner Trust
1/16/07 to 3/15/07	5.32 to 5.57	28,000,000	27,853,314
Fortune Brands, Inc.
1/16/07 to 2/23/07	5.36 to 5.41	8,000,000	7,957,628
France Telecom SA
1/16/07 to 3/14/07	5.39 to 5.40 (b)	4,500,000	4,468,468
Giro Funding US Corp.
1/30/07 to 1/31/07	5.34	16,000,000	15,931,981
Grampian Funding LLC
1/26/07 to 4/10/07	5.32 to 5.35	40,000,000	39,613,952
Grenadier Funding Corp.
2/13/07	5.34	1,000,000	993,705
Harrier Finance Funding LLC
6/27/07	5.35 (b)	10,000,000	9,744,530
HSBC Finance Corp.
3/23/07	5.35	5,000,000	4,940,600
Hypo Real Estate Bank International AG
3/12/07	5.38	2,000,000	1,979,350
John Deere Capital Corp.
1/22/07 to 3/16/07	5.37 to 5.42	6,000,000	5,955,516
Kellogg Co.
3/9/07 to 3/22/07	5.38 to 5.40	4,000,000	3,957,303
Kestrel Funding (US) LLC
1/17/07 to 2/2/07	5.33 to 5.34 (b)	16,000,000	15,927,596
Monument Gardens Funding
3/19/07	5.35	10,000,000	9,887,067
Motown Notes Program
1/31/07 to 3/23/07	5.35 to 5.38	8,307,000	8,230,144
Nelnet Student Funding Ext CP LLC
2/5/07	5.33	5,000,000	4,974,333

Due Date	Yield (a)	Principal Amount	Value (Note 1)
Nissan Motor Acceptance Corp.
1/16/07 to 2/16/07	5.38 to 5.40%	$ 5,000,000	$ 4,981,499
Pacific Gas & Electric Co.
1/18/07	5.39 (b)	2,000,000	1,994,938
Paradigm Funding LLC
1/22/07 to 3/26/07	5.33 to 5.39	22,000,000	21,876,667
Park Granada LLC
3/20/07	5.37	5,000,000	4,942,583
Park Sienna LLC
1/11/07 to 3/29/07	5.33 to 5.36	20,000,000	19,815,571
Rockies Express Pipeline LLC
2/7/07 to 3/20/07	5.43 to 5.47 (b)	3,000,000	2,971,078
SABMiller PLC
2/5/07 to 2/20/07	5.38 to 5.40	4,000,000	3,976,409
Societe Generale NA
1/8/07	5.33	3,305,000	3,301,626
Strand Capital LLC
1/23/07 to 2/20/07	5.34 to 5.38	6,000,000	5,971,511
Stratford Receivables Co. LLC
1/8/07 to 2/14/07	5.33 to 5.40	37,000,000	36,887,182
Textron Financial Corp.
1/16/07 to 2/9/07	5.35 to 5.39	10,000,000	9,966,087
Thames Asset Global Securities No. 1, Inc.
1/22/07	5.38	1,000,000	996,879
The Walt Disney Co.
1/25/07 to 2/7/07	5.34 to 5.37	4,000,000	3,982,415
Time Warner, Inc.
1/16/07	5.49 (b)	8,500,000	8,480,900
UniCredito Italiano Bank (Ireland) PLC
3/13/07 to 4/16/07	5.35 to 5.36	16,000,000	15,786,443
Verizon Communications, Inc.
2/8/07 to 2/16/07	5.37 to 5.38 (b)	13,000,000	12,917,169
Weatherford International Ltd.
1/8/07 to 1/12/07	5.39 to 5.40 (b)	3,799,000	3,793,954
WellPoint, Inc.
2/12/07 to 3/16/07	5.38 to 5.40	2,000,000	1,982,826
Xcel Energy, Inc.
4/13/07	5.56	2,000,000	1,969,343
TOTAL COMMERCIAL PAPER			515,816,787
Federal Agencies - 0.5%

Federal Home Loan Bank - 0.5%
8/15/07 to 8/21/07	5.48	12,000,000	11,999,408
TOTAL FEDERAL AGENCIES			11,999,408
Master Notes - 3.0%
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Asset Funding Co. III LLC
1/5/07	5.41 to 5.42% (c)(e)	$ 26,000,000	$ 26,000,000
Goldman Sachs Group, Inc.
1/9/07 to 2/26/07	5.40 to 5.42 (c)(e)	42,000,000	42,000,000
Lehman Brothers Holdings, Inc.
4/30/07	5.46 (c)(e)	3,000,000	3,000,000
TOTAL MASTER NOTES			71,000,000
Medium-Term Notes - 33.5%

AIG Matched Funding Corp.
2/15/07	5.36 to 5.37 (c)	23,000,000	23,000,000
2/15/07 to 11/15/07	5.34 to 5.37 (b)	28,000,000	28,000,000
Allstate Life Global Funding II
1/29/07	5.36 (b)(c)	1,000,000	1,000,000
American Express Credit Corp.
1/5/07	5.45 (c)	10,000,000	10,000,516
Australia & New Zealand Banking Group Ltd.
1/23/07	5.35 (b)(c)	5,000,000	5,000,000
Banco Santander Totta SA
1/16/07	5.35 (b)(c)	15,000,000	15,000,000
Bank of New York Co., Inc.
1/29/07	5.41 (b)(c)	15,000,000	15,000,000
Banque Federative du Credit Mutuel (BFCM)
1/16/07	5.35 (b)(c)	12,000,000	12,000,000
Bayerische Landesbank Girozentrale
1/17/07 to 2/20/07	5.38 to 5.42 (c)	25,000,000	25,000,000
BellSouth Corp.
4/26/07	5.34 (b)	15,000,000	14,945,528
BMW U.S. Capital LLC
1/16/07	5.35 (c)	2,000,000	2,000,000
1/5/07	5.33 (b)(c)	2,000,000	2,000,000
BNP Paribas SA
1/2/07	5.30 (c)	10,000,000	9,998,235
Caja Madrid SA
1/19/07	5.37 (c)	7,000,000	7,000,000
Calyon New York Branch
1/2/07	5.29 (c)	8,000,000	7,998,432
CIT Group, Inc.
2/20/07	5.60 (c)	15,000,000	15,013,920
Commonwealth Bank of Australia
1/24/07	5.35 (c)	21,430,000	21,432,711
ConocoPhillips
1/11/07	5.37 (c)	3,000,000	3,000,000
Countrywide Bank, Alexandria Virginia
1/3/07 to 1/16/07	5.36 (c)	25,000,000	24,999,673
Countrywide Financial Corp.
1/11/07	5.53 (c)	500,000	500,169

Due Date	Yield (a)	Principal Amount	Value (Note 1)
Credit Agricole SA
1/23/07	5.34% (c)	$ 16,000,000	$ 16,000,000
Cullinan Finance Corp.
2/26/07 to 6/25/07	5.33 to 5.38 (b)(c)	23,000,000	22,997,367
Cullinan Finance Ltd./Corp. Mtn 144A
10/15/07	5.33 (b)	6,000,000	6,000,000
DnB Nor ASA
1/25/07	5.34 (b)(c)	27,000,000	26,999,944
Harrier Finance Funding LLC
3/20/07	5.35 (b)(c)	1,000,000	1,000,002
HBOS Treasury Services PLC
1/9/07	5.32 (b)(c)	10,600,000	10,599,264
3/26/07	5.44 (c)	20,000,000	20,000,000
HSBC Finance Corp.
1/8/07 to 1/24/07	5.34 to 5.38 (c)	26,000,000	26,000,000
HSBC USA, Inc.
1/16/07	5.35 (c)	5,000,000	5,000,000
HSH Nordbank
1/22/07	5.36 (b)(c)	12,000,000	12,000,000
HSH Nordbank AG
1/23/07	5.38 (b)(c)	6,000,000	6,000,000
Huntington National Bank, Columbus
2/1/07	5.45 (c)	2,000,000	2,000,206
ING USA Annuity & Life Insurance Co.
3/23/07	5.46 (c)(e)	3,000,000	3,000,000
Intesa Bank Ireland PLC
1/25/07	5.35 (b)(c)	20,000,000	20,000,000
K2 (USA) LLC
3/12/07	5.31 (b)(c)	6,000,000	5,999,591
Kestrel Funding PLC US LLC 144A
1/26/07	5.34 (b)(c)	1,000,000	1,000,000
Key Bank NA
3/19/07	5.38 (c)	1,000,000	1,000,081
Merrill Lynch & Co., Inc.
1/4/07 to 1/16/07	5.36 to 5.60 (c)	28,000,000	28,023,047
Metropolitan Life Insurance Co.
1/8/07	5.36 (b)(c)	3,884,000	3,884,000
Morgan Stanley
1/2/07 to 1/29/07	5.37 to 5.44 (c)	48,000,000	48,000,181
Natexis Banques Populaires NY CD
1/2/07	5.31 (c)	21,000,000	20,997,955
National Rural Utils. Coop. Finance Corp.
1/4/07	5.33 (c)	1,000,000	1,000,000
Nordea Bank AB
1/2/07	5.29 (c)	13,000,000	12,997,466
Pacific Life Global Funding
1/4/07	5.40 (b)(c)	3,000,000	3,001,129
RACERS
1/22/07	5.37 (b)(c)	15,000,000	15,000,000
Medium-Term Notes - continued
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Royal Bank of Scotland PLC
1/22/07	5.34% (b)(c)	$ 10,000,000	$ 10,000,000
Security Life of Denver Insurance Co.
2/28/07	5.45 (c)(e)	2,000,000	2,000,000
Sigma Finance, Inc.
1/16/07 to 3/12/07	5.31 to 5.35 (b)(c)	17,000,000	16,999,186
Skandinaviska Enskilda Banken
1/8/07	5.30 (c)	14,000,000	13,997,665
Skandinaviska Enskilda Banken AB
3/8/07	5.34 (c)	14,000,000	14,000,000
Societe Generale
1/2/07	5.34 (b)(c)	9,000,000	9,000,479
1/31/07	5.30 (c)	20,000,000	19,997,181
UniCredito Italiano Bank (Ireland) PLC
1/16/07	5.36 (b)(c)	30,500,000	30,499,971
1/30/07	5.32 (c)	10,000,000	9,998,765
Unicredito Italiano Spa, New York
2/20/07 to 3/13/07	5.35 to 5.37 (c)	34,000,000	33,998,579
Verizon Communications, Inc.
1/8/07	5.50 (c)	1,000,000	999,980
Vodafone Group PLC
3/29/07	5.42 (c)	2,500,000	2,499,809
Washington Mutual Bank
2/16/07 to 2/28/07	5.35 to 5.42 (c)	30,500,000	30,501,768
Washington Mutual Bank FA
1/24/07	5.33 (c)	1,500,000	1,499,930
1/31/07	5.36 (b)(c)	20,000,000	20,000,000
WestLB AG
1/10/07 to 3/30/07	5.39 (b)(c)	13,000,000	13,000,000
TOTAL MEDIUM-TERM NOTES			790,382,730
Short-Term Notes - 3.3%

Jackson National Life Insurance Co.
1/1/07	5.42 (c)(e)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/07 to 2/1/07	5.49 to 5.51 (c)(e)	15,000,000	15,000,000
1/29/07	5.45 (b)(c)	5,000,000	5,000,000
Monumental Life Insurance Co.
1/2/07	5.49 to 5.52 (c)(e)	10,000,000	10,000,000
New York Life Insurance Co.
3/30/07	5.44 (c)(e)	30,000,000	30,000,000
Transamerica Occidental Life Insurance Co.
2/1/07	5.54 (c)(e)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			77,000,000
Asset-Backed Securities - 0.7%
Due Date	Yield (a)	Principal Amount	Value (Note 1)
Master Funding Trust I
1/25/07 - 4/25/07	5.38% (c)	$ 14,768,000	$ 14,767,954
Wind Trust
2/25/07	5.32 (b)(c)	1,000,000	1,000,000
TOTAL ASSET-BACKED SECURITIES			15,767,954
Municipal Securities - 1.3%

Catholic Health Initiatives 5.35 to 5.36% 1/11/07 to 2/13/07	11,100,000		11,100,000
Michigan Gen. Oblig. Bonds 5.41% Tender 10/4/07	4,100,000		4,100,000
Texas Gen. Oblig. Series E, 5.37% 1/5/07, VRDN (c)	13,560,000		13,560,000
TOTAL MUNICIPAL SECURITIES		28,760,000
Repurchase Agreements - 14.8%
	Maturity Amount
In a joint trading account at 5.33% dated 12/29/06 due 1/2/07 (Collateralized by U.S. Government Obligations) #	$ 446,264	446,000
With:
Banc of America Securities LLC at 5.36%, dated 12/29/06 due 1/2/07 (Collateralized by Commercial Paper Obligations valued at $46,920,000, 0%, 1/5/07 - 4/26/07)	46,027,396	46,000,000
Barclays Capital, Inc. at 5.42%, dated 12/29/06 due 1/2/07 (Collateralized by Equity Securities valued at $111,301,098)	106,063,836	106,000,000
Citigroup Global Markets, Inc. at 5.37%, dated 12/29/06 due 1/2/07 (Collateralized by Corporate Obligations valued at $73,440,001, 0% - 20%, 8/15/07 - 12/25/39)	72,042,980	72,000,000
Deutsche Bank Securities, Inc. at:
5.34%, dated 11/28/06 due 1/29/07 (Collateralized by Corporate Obligations valued at $10,500,000, 0.25%, 4/11/13)	10,091,967	10,000,000
5.35%, dated:
12/1/06 due 1/12/07 (Collateralized by Mortgage Loan Obligations valued at $10,500,000, 5.42%, 12/15/20)	10,062,417	10,000,000
12/11/06 due 1/11/07 (Collateralized by Corporate Obligations valued at $15,300,001, 10.25%, 9/15/10)	15,069,104	15,000,000
Repurchase Agreements - continued
	Maturity Amount	Value (Note 1)
With: - continued
Deutsche Bank Securities, Inc. at:
5.38%, dated 10/19/06 due 1/19/07 (Collateralized by Corporate Obligations valued at $10,200,000, 8%, 11/15/14)	$ 10,137,489	$ 10,000,000
Goldman Sachs & Co. at 5.41%, dated 11/21/06 due 2/21/07 (Collateralized by Corporate Obligations valued at $32,550,001, 7.38%, 10/28/09 - 2/1/11) (c)(d)	31,428,592	31,000,000
J.P. Morgan Securities, Inc. at 5.41%, dated 12/29/11 due 3/18/13 (Collateralized by Corporate Obligations valued at $20,068,284, 7.11% - 8.38%, 3/18/13) (c)(d)	19,142,764	19,000,000
Merrill Lynch, Pierce, Fenner & Smith at 5.42%, dated 10/17/06 due 1/17/07 (Collateralized by Corporate Obligations valued at $15,783,415, 0% - 9.63%, 7/15/07 - 11/7/46) (c)(d)	15,205,753	15,000,000
Morgan Stanley & Co. at 5.36%, dated 12/13/06 due 2/1/07 (Collateralized by Mortgage Loan Obligations valued at $15,994,587, 0.54% - 5.77%, 7/14/07 - 5/1/40)	15,111,667	15,000,000
TOTAL REPURCHASE AGREEMENTS		349,446,000
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $2,377,640,547)		2,377,640,547
NET OTHER ASSETS - (0.9)%		(21,037,308)
NET ASSETS - 100%		$ 2,356,603,239
Security Type Abbreviation
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating rate securities, the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $436,288,124 or 18.5% of net assets.

(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end. Due dates for these security types are the next interest rate reset date or, when applicable, the final maturity date.

(d) The maturity amount is based on the rate at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $148,000,000 or 6.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Asset Funding Co. III LLC: 5.41%, 1/5/07	11/7/06	$ 13,000,000
5.42%, 1/5/07	8/29/06	$ 13,000,000
Goldman Sachs Group, Inc.: 5.4%, 1/9/07	1/9/06	$ 6,000,000
5.42%, 2/26/07	8/26/04	$ 36,000,000
ING USA Annuity & Life Insurance Co. 5.46%, 3/23/07	6/23/05	$ 3,000,000
Jackson National Life Insurance Co. 5.42%, 1/1/07	3/31/03	$ 7,000,000
Lehman Brothers Holdings, Inc. 5.46%, 4/30/07	12/11/06	$ 3,000,000
Metropolitan Life Insurance Co.: 5.49%, 1/2/07	3/26/02	$ 10,000,000
5.51%, 2/1/07	2/24/03	$ 5,000,000
Monumental Life Insurance Co.: 5.49%, 1/2/07	9/17/98	$ 5,000,000
5.52%, 1/2/07	3/12/99	$ 5,000,000
New York Life Insurance Co. 5.44%, 3/30/07	2/28/02 - 12/19/02	$ 30,000,000
Security Life of Denver Insurance Co. 5.45%, 2/28/07	8/26/05	$ 2,000,000
Transamerica Occidental Life Insurance Co. 5.54%, 2/1/07	4/28/00	$ 10,000,000
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$446,000 due 1/02/07 at 5.33%
ABN AMRO Bank N.V., New York Branch	$ 75,765
BNP Paribas Securities Corp.	48,235
Banc of America Securities LLC	75,765
Barclays Capital, Inc.	75,765
Bear Stearns & Co., Inc.	113,647
Greenwich Capital Markets, Inc.	18,941
HSBC Securities (USA), Inc.	37,882
$ 446,000
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $342,158 of which $61,748, $174,987 and $105,423 will expire on December 31, 2011, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $349,446,000) - See accompanying schedule: Unaffiliated issuers (cost $2,377,640,547)		$ 2,377,640,547
Cash		162,198
Receivable for fund shares sold		1,742,384
Interest receivable		12,990,520
Prepaid expenses		10,778
Other receivables		271
Total assets		2,392,546,698

Liabilities
Payable for investments purchased	$ 34,000,000
Payable for fund shares redeemed	464,799
Distributions payable	648,827
Accrued management fee	459,561
Distribution fees payable	20,188
Other affiliated payables	171,747
Other payables and accrued expenses	178,337
Total liabilities		35,943,459

Net Assets		$ 2,356,603,239
Net Assets consist of:
Paid in capital		$ 2,356,898,384
Undistributed net investment income		47,013
Accumulated undistributed net realized gain (loss) on investments		(342,158)
Net Assets		$ 2,356,603,239

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,634,441,388 ÷ 1,634,751,606 shares)	$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($56,501,591 ÷ 56,503,579 shares)	$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($85,646,793 ÷ 85,648,438 shares)	$ 1.00

Investor Class: Net Asset Value, offering price and redemption price per share ($580,013,467 ÷ 579,969,475 shares)	$ 1.00

See accompanying notes which are an integral part of the financial statements.

VIP Money Market Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Interest (including $99,861 from affiliated interfund lending)		$ 101,612,331

Expenses
Management fee	$ 4,582,492
Transfer agent fees	1,541,014
Distribution fees	199,831
Accounting fees and expenses	203,292
Custodian fees and expenses	50,830
Independent trustees' compensation	7,079
Audit	46,837
Legal	8,148
Interest	10,332
Miscellaneous	195,357
Total expenses before reductions	6,845,212
Expense reductions	(4,191)	6,841,021
Net investment income		94,771,310
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		46,850
Net increase in net assets resulting from operations		$ 94,818,160

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 94,771,310	$ 45,355,398
Net realized gain (loss)	46,850	(105,423)
Net increase in net assets resulting from operations	94,818,160	45,249,975
Distributions to shareholders from net investment income	(94,777,417)	(45,352,183)
Share transactions - net increase (decrease)	810,408,342	119,003,253
Total increase (decrease) in net assets	810,449,085	118,901,045

Net Assets
Beginning of period	1,546,154,154	1,427,253,109
End of period (including undistributed net investment income of $47,013 and distributions in excess of net investment income of $25,356, respectively)	$ 2,356,603,239	$ 1,546,154,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.048	.030	.012	.010	.017
Distributions from net investment income	(.048)	(.030)	(.012)	(.010)	(.017)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A,B	4.87%	3.03%	1.21%	1.00%	1.69%
Ratios to Average Net AssetsC
Expenses before reductions	.33%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.33%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.33%	.29%	.29%	.29%	.29%
Net investment income	4.84%	3.00%	1.18%	1.00%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,634,441	$ 1,347,642	$ 1,392,449	$ 1,817,440	$ 2,705,069

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.047	.029	.011	.009	.016
Distributions from net investment income	(.047)	(.029)	(.011)	(.009)	(.016)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A,B	4.76%	2.92%	1.10%	.90%	1.61%
Ratios to Average Net Assets C
Expenses before reductions	.43%	.40%	.40%	.38%	.39%
Expenses net of fee waivers, if any	.43%	.40%	.40%	.38%	.39%
Expenses net of all reductions	.43%	.40%	.40%	.38%	.39%
Net investment income	4.73%	2.88%	1.08%	.91%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,502	$ 20,987	$ 13,905	$ 19,606	$ 8,017

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Money Market Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.045	.027	.009	.007	.014
Distributions from net investment income	(.045)	(.027)	(.009)	(.007)	(.014)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A,B	4.61%	2.77%	.95%	.75%	1.45%
Ratios to Average Net Assets C
Expenses before reductions	.58%	.54%	.55%	.54%	.54%
Expenses net of fee waivers, if any	.58%	.54%	.55%	.54%	.54%
Expenses net of all reductions	.58%	.54%	.55%	.54%	.54%
Net investment income	4.59%	2.90%	.93%	.75%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,647	$ 51,301	$ 20,899	$ 3,068	$ 47,604

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.047	.016
Distributions from net investment income	(.047)	(.016)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return B,C,D	4.81%	1.58%
Ratios to Average Net Assets F
Expenses before reductions	.39%	.36% A
Expenses net of fee waivers, if any	.39%	.36% A
Expenses net of all reductions	.39%	.36% A
Net investment income	4.78%	3.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 580,013	$ 126,224

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Money Market Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as VIP Money Market Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and capital loss carryforwards.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ -
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	-
Undistributed ordinary income	48,835
Capital loss carryforward	(342,158)

Cost for federal income tax purposes	$ 2,377,640,547

The tax character of distributions paid was as follows:

	December 31, 2006	December 31,2005
Ordinary Income	$ 94,777,417	$ 45,352,183

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

VIP Money Market Portfolio

1. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance its yield, the Fund may enter into reverse repurchase agreements whereby the Fund transfers securities to a counterparty who then agrees to transfer them back to the Fund at a future date and agreed upon price, reflecting a rate of interest below market rate. The Fund receives cash proceeds, which are invested in other securities, and agrees to repay the proceeds plus accrued interest in return for the same securities transferred. The Fund continues to receive interest payments on the transferred securities during the term of the reverse repurchase agreement. During the period that a reverse repurchase agreement is outstanding, the Fund identifies cash and liquid securities as segregated in its custodian records with a value at least equal to its obligation under the agreement. If the counterparty defaults on its obligation, because of insolvency or other reasons, the Fund could experience delays and costs in recovering the security or in gaining access to the collateral. The average daily balance during the period for which reverse repurchase agreements were outstanding amounted to $4,830,667. The weighted average interest rate was 4.28%. At period end, there were no reverse repurchase agreements outstanding.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the Fund's gross annualized yield. The rate increases as the Fund's gross yield increases.

During the period the income-based portion of this fee was $2,218,147 or an annual rate of .11% of the Fund's average net assets. For the period, the Fund's total annual management fee rate was .23% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 25,344
Service Class 2	174,487
$ 199,831

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .12% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,044,859
Service Class	19,215
Service Class 2	48,129
Investor Class	428,811
$ 1,541,014

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 14,417,878	5.09%

4. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,191.

5. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 62% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the Fund.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 73,972,014	$ 42,861,410
Service Class	1,192,586	503,413
Service Class 2	3,206,476	1,060,557
Investor Class	16,406,341	926,803
Total	$ 94,777,417	$ 45,352,183

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Money Market Portfolio

7. Share Transactions.

Transactions for each class of shares at a $1.00 per share were as follows:

	Years ended December 31,
	2006	2005 A
Initial Class Shares sold	805,545,671	578,771,972
Reinvestment of distributions	73,673,472	42,689,819
Shares redeemed	(592,412,576)	(666,171,512)
Net increase (decrease)	286,806,567	(44,709,721)
Service Class Shares sold	99,908,819	38,588,771
Reinvestment of distributions	1,179,497	501,078
Shares redeemed	(65,574,755)	(32,005,992)
Net increase (decrease)	35,513,561	7,083,857
Service Class 2 Shares sold	87,110,784	53,115,392
Reinvestment of distributions	3,189,428	1,055,054
Shares redeemed	(55,956,973)	(23,765,829)
Net increase (decrease)	34,343,239	30,404,617
Investor Class Shares sold	560,339,731	158,042,483
Reinvestment of distributions	16,261,969	912,610
Shares redeemed	(122,856,725)	(32,730,593)
Net increase (decrease)	453,744,975	126,224,500

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Money Market Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Money Market Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP Money Market Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Money Market. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Money Market. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of VIP Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

James K. Miller (43)

Year of Election or Appointment: 2003

Vice President of VIP Money Market. Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller worked as an analyst, bond trader and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Money Market. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Money Market. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Money Market. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Money Market. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Money Market. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Money Market. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Money Market. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Money Market. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Money Market. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Money Market. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Money Market. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Money Market Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPMM-ANN-0207
1.701157.109

Fidelity® Variable Insurance Products:
Overseas Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Overseas Portfolio

VIP Overseas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class	18.09%	12.78%	7.64%
VIP Overseas - Service Class A	17.95%	12.68%	7.55%
VIP Overseas - Service Class 2 B	17.83%	12.52%	7.46%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

VIP Overseas Portfolio

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency movements that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. The European component of the MSCI EAFE, representing two-thirds of the index on average during the period, was up roughly 34%, riding the tail winds of strong profit growth and booming merger-and-acquisition activity. Japan, on the other hand, accounting for roughly one-fourth of the index, was up only modestly, struggling with a weak yen and slowing consumer spending.

For the 12 months ending December 31, 2006, VIP Overseas Portfolio underperformed the MSCI EAFE index. (For specific portfolio performance results, please refer to the performance section of this report.) An overweighting in small- and mid-cap stocks detracted from fund performance during a period when large-cap stocks delivered stronger returns. Stock selection in Europe and Japan accounted for most of the fund's underperformance versus the index. On a sector basis, our weakest results were in financials, consumer discretionary and technology. Given a rising market, holding a modest cash position also detracted. Returns were hurt by investments in Japanese brokerage stocks - including Nikko Cordial, JAFCO and SBI E*Trade - which declined during a period of mediocre performance by the Japanese equity market. Yahoo Japan declined as well, as weak advertising spending by Japanese firms hurt its earnings. Credit Saison, a Japanese consumer finance company, lost ground when government regulators decided to institute an interest rate cap for consumer loans. All of the stocks mentioned above were sold by period end. Stock picking in the capital goods segment contributed to the fund's returns - in particular Alstom, a French manufacturer of power generation equipment. Nintendo, the Japanese video game manufacturer, also helped performance, as sales of its new Wii game console exceeded analysts' expectations. On an absolute basis, favorable currency movements gave performance a sizable boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Overseas Portfolio

VIP Overseas Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,119.60	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class
Actual	$ 1,000.00	$ 1,119.10	$ 5.34
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2
Actual	$ 1,000.00	$ 1,118.70	$ 6.14
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.85
Initial Class R
Actual	$ 1,000.00	$ 1,119.90	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class R
Actual	$ 1,000.00	$ 1,119.30	$ 5.29
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Service Class 2R
Actual	$ 1,000.00	$ 1,118.40	$ 6.09
HypotheticalA	$ 1,000.00	$ 1,019.46	$ 5.80
Investor Class R
Actual	$ 1,000.00	$ 1,119.40	$ 5.45
HypotheticalA	$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

VIP Overseas Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Initial Class	.90%
Service Class	1.00%
Service Class 2	1.15%
Initial Class R	.90%
Service Class R	.99%
Service Class 2R	1.14%
Investor Class R	1.02%

VIP Overseas Portfolio

VIP Overseas Portfolio

Investment Changes

Geographic Diversification (% of fund's net assets)
As of December 31, 2006
United Kingdom	21.1%
Japan	16.4%
France	12.2%
Germany	10.1%
Switzerland	8.6%
Australia	4.8%
United States of America	4.0%
Italy	3.6%
Spain	3.3%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2006
United Kingdom	23.2%
Japan	19.8%
France	12.3%
Germany	9.9%
Switzerland	7.5%
United States of America	7.2%
Italy	3.5%
Australia	2.4%
Netherlands	2.4%
Other	11.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	94.1
Short-Term Investments and Net Other Assets	3.3	5.9
Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3	2.7
Toyota Motor Corp. (Japan, Automobiles)	2.0	1.5
Nintendo Co. Ltd. (Japan, Software)	1.4	0.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.5
E.ON AG (Germany, Electric Utilities)	1.4	1.2
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	1.4	0.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
UBS AG (Reg.) (Switzerland, Capital Markets)	1.3	1.3
Alstom SA (France, Electrical Equipment)	1.2	0.7
National Australia Bank Ltd. (Australia, Commercial Banks)	1.2	0.7
	14.9
Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	26.8
Consumer Discretionary	14.8	13.0
Industrials	9.5	8.4
Energy	8.2	9.5
Consumer Staples	8.1	6.5
Information Technology	8.0	10.4
Health Care	6.0	8.4
Utilities	4.7	2.4
Telecommunication Services	4.6	3.2
Materials	4.1	5.5

Annual Report

VIP Overseas Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Australia - 4.8%
Aristocrat Leisure Ltd.	1,028,000	$ 12,902,901
Australian Wealth Management Ltd.	2,397,900	4,770,114
Babcock & Brown Japan Property Trust	2,867,800	4,731,428
BHP Billiton Ltd.	740,600	14,719,425
Computershare Ltd.	1,733,600	12,179,684
CSL Ltd.	386,200	19,929,109
Energy Resources of Australia Ltd.	234,200	3,845,452
Macquarie Bank Ltd.	170,700	10,635,863
National Australia Bank Ltd.	1,241,300	39,535,405
Rio Tinto Ltd.	79,200	4,645,272
Seek Ltd.	779,600	3,618,647
Silex Systems Ltd. (a)	1,297,800	5,583,434
Westfield Group Stapled Security unit	841,600	13,944,896
WorleyParsons Ltd.	212,866	3,575,815
TOTAL AUSTRALIA		154,617,445
Austria - 0.5%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	120,100	6,408,834
OMV AG	165,800	9,410,045
TOTAL AUSTRIA		15,818,879
Belgium - 0.6%
InBev SA	205,800	13,568,556
KBC Groupe SA	55,900	6,855,944
TOTAL BELGIUM		20,424,500
Bermuda - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	174,000	3,779,336
Dufry South America Ltd. unit (a)	151,000	1,978,938
TOTAL BERMUDA		5,758,274
Brazil - 0.2%
Vivo Participacoes SA (PN) sponsored ADR	1,938,000	7,945,800
Canada - 0.7%
Cameco Corp. (d)	440,900	17,847,753
Talisman Energy, Inc.	208,400	3,538,868
TOTAL CANADA		21,386,621
Cayman Islands - 0.0%
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	39,000	829,140
China - 0.2%
China Coal Energy Co. Ltd. (H Shares)	531,000	344,748
China Merchants Bank Co. Ltd. (H Shares) (a)	217,500	460,820
Global Bio-Chem Technology Group Co. Ltd.	19,550,000	6,585,115
TOTAL CHINA		7,390,683
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	362,900	16,722,700

	Shares	Value (Note 1)
Denmark - 0.8%
Novozymes AS Series B	133,400	$ 11,477,808
Vestas Wind Systems AS (a)	381,600	16,129,415
TOTAL DENMARK		27,607,223
Finland - 1.1%
Fortum Oyj	216,800	6,170,889
Neste Oil Oyj	182,900	5,560,929
Nokia Corp. sponsored ADR	824,000	16,743,680
UPM-Kymmene Corp. sponsored ADR	248,800	6,284,688
TOTAL FINLAND		34,760,186
France - 12.2%
Air France KLM (Reg.)	190,700	8,028,695
Alstom SA (a)	292,700	39,685,595
AXA SA	247,415	9,978,247
BNP Paribas SA	214,002	23,350,728
Cap Gemini SA	327,600	20,565,257
Carrefour SA	150,000	9,097,498
CNP Assurances	110,400	12,330,457
Dassault Systemes SA	83,200	4,415,594
Electricite de France	183,000	13,336,132
Financiere Marc de Lacharriere SA (Fimalac)	108,700	10,432,867
France Telecom SA	106,661	2,954,510
Groupe Danone	116,800	17,702,087
L'Air Liquide SA	74,290	17,644,171
L'Oreal SA	182,795	18,316,640
Michelin SA (Compagnie Generale des Etablissements) Series B	89,300	8,547,305
Neopost SA	74,700	9,383,592
Peugeot Citroen SA	80,600	5,341,688
Pinault Printemps-Redoute SA	77,100	11,522,336
Publicis Groupe SA	192,100	8,102,853
Remy Cointreau SA	109,300	7,070,595
Sanofi-Aventis sponsored ADR	364,600	16,833,582
Societe Generale Series A	82,310	13,974,404
Suez SA (France)	211,300	10,943,533
Total SA Series B	317,000	22,798,640
Veolia Environnement	454,000	35,003,255
Vinci SA	172,900	22,095,818
Vivendi Universal SA	447,100	17,477,641
TOTAL FRANCE		396,933,720
Germany - 9.8%
Aareal Bank AG (a)	169,511	7,893,018
Allianz AG (Reg.)	144,400	29,486,480
BASF AG	34,500	3,353,745
Bayer AG	122,600	6,541,936
Beiersdorf AG	312,300	20,252,100
Deutsche Postbank AG	95,700	8,082,171
Deutsche Telekom AG sponsored ADR	148,200	2,697,240
Deutz AG (a)	967,563	12,837,636
E.ON AG	325,844	44,174,671
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
ESCADA AG (a)	373,821	$ 14,756,203
Fresenius Medical Care AG	68,400	9,117,761
GFK AG	111,269	4,821,171
Hugo Boss AG	180,200	9,753,902
KarstadtQuelle AG (a)(d)	420,300	12,185,166
Lanxess AG (a)	244,300	13,700,856
Merck KGaA	32,900	3,411,352
Metro AG	196,100	12,507,035
MPC Muenchmeyer Petersen Capital AG	50,800	4,480,690
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	61,000	10,503,010
Puma AG	33,800	13,193,611
Q-Cells AG	89,000	4,003,150
RWE AG	61,800	6,812,628
SAP AG sponsored ADR	93,000	4,938,300
SGL Carbon AG (a)	592,200	14,627,898
Siemens AG sponsored ADR	313,500	30,895,425
Wincor Nixdorf AG	94,200	14,657,404
TOTAL GERMANY		319,684,559
Greece - 0.8%
Alpha Bank AE	503,900	15,234,197
Bank of Piraeus	369,075	11,898,714
TOTAL GREECE		27,132,911
Hong Kong - 0.4%
China Unicom Ltd.	5,250,000	7,817,250
Dynasty Fine Wines Group Ltd.	10,966,000	3,975,691
TOTAL HONG KONG		11,792,941
India - 0.4%
Infosys Technologies Ltd.	124,666	6,335,175
Satyam Computer Services Ltd.	477,960	5,237,354
TOTAL INDIA		11,572,529
Ireland - 1.6%
Allied Irish Banks PLC	700,300	21,282,117
Irish Life & Permanent PLC	735,300	20,288,530
Ryanair Holdings PLC sponsored ADR (a)	119,400	9,731,100
TOTAL IRELAND		51,301,747
Israel - 0.7%
ECI Telecom Ltd. (a)	1,550,200	13,424,732
Mizrahi Tefahot Bank Ltd.	749,100	5,631,997
Vizrt Ltd. (a)	273,100	3,911,931
TOTAL ISRAEL		22,968,660
Italy - 3.6%
Azimut Holdings Spa	518,100	6,941,872
Banca Intesa Spa	2,436,700	18,819,048
Banche Popolari Unite SCpA	438,500	12,052,858
ENI Spa	809,686	27,237,837
FASTWEB Spa	111,700	6,388,242

	Shares	Value (Note 1)
Lottomatica Spa	155,800	$ 6,475,032
Pirelli & C. Real Estate Spa	78,000	5,353,701
Unicredito Italiano Spa	3,963,500	34,744,548
TOTAL ITALY		118,013,138
Japan - 16.4%
Aeon Fantasy Co. Ltd.	84,200	2,821,991
Canon, Inc. (d)	490,600	27,763,054
Capcom Co. Ltd.	175,500	3,162,096
Daiwa Securities Group, Inc. (a)	2,176,000	24,401,176
Fast Retailing Co. Ltd.	64,700	6,173,809
Fujitsu Ltd.	1,852,000	14,529,761
Honda Motor Co. Ltd.	97,400	3,851,196
Hoya Corp.	220,400	8,590,139
Japan Tobacco, Inc.	1,892	9,138,177
KOEI Co. Ltd. (d)	131,700	2,229,110
Leopalace21 Corp.	114,100	3,641,999
Matsushita Electric Industrial Co. Ltd. sponsored ADR	281,000	5,645,290
Millea Holdings, Inc.	284,500	10,036,959
Mitsubishi Estate Co. Ltd.	1,130,000	29,234,775
Mitsubishi UFJ Financial Group, Inc.	1,673	20,828,850
Mitsui Fudosan Co. Ltd.	427,000	10,419,446
Mizuho Financial Group, Inc.	4,709	33,621,588
Nafco Co. Ltd.	161,200	4,184,024
Nidec Corp.	152,100	11,754,053
Nintendo Co. Ltd.	173,700	45,084,670
NSK Ltd.	1,903,000	18,750,265
Organo Corp.	291,000	3,001,663
ORIX Corp.	80,790	23,378,543
Point, Inc. (d)	97,600	6,411,021
Sankei Building Co. Ltd.	22,100	194,547
Sompo Japan Insurance, Inc.	517,000	6,318,648
Sony Corp. sponsored ADR	170,500	7,302,515
St. Marc Holdings Co. Ltd.	48,000	3,406,972
Stanley Electric Co. Ltd.	351,500	7,041,810
Sumco Corp.	123,000	10,393,784
Sumitomo Forestry Co. Ltd.	581,000	6,295,590
Sumitomo Mitsui Financial Group, Inc.	2,728	27,955,985
Sumitomo Trust & Banking Co. Ltd.	1,565,600	16,412,170
T&D Holdings, Inc.	340,450	22,506,018
Tokuyama Corp.	464,000	7,062,310
Toyota Motor Corp.	950,700	63,844,259
USS Co. Ltd.	189,400	12,329,693
Xebio Co. Ltd.	158,200	4,969,912
Yamada Denki Co. Ltd.	43,200	3,665,015
Yamaha Motor Co. Ltd. (a)	161,600	5,076,724
TOTAL JAPAN		533,429,607
Kazakhstan - 0.0%
JSC Halyk Bank of Kazakhstan GDR (a)(e)	54,900	1,207,800
Luxembourg - 0.3%
SES Global SA FDR unit	562,747	9,806,789
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 2.9%
ABN-AMRO Holding NV sponsored ADR	220,800	$ 7,076,640
Heineken NV (Bearer)	202,900	9,651,305
IHC Caland NV	497,500	17,109,627
ING Groep NV (Certificaten Van Aandelen)	223,724	9,881,889
Koninklijke KPN NV sponsored ADR (d)	943,000	13,447,180
Koninklijke Numico NV	219,500	11,808,694
Koninklijke Philips Electronics NV (NY Shares)	578,800	21,751,304
Mittal Steel Co. NV	108,100	4,563,982
TOTAL NETHERLANDS		95,290,621
Norway - 1.9%
Acta Holding ASA	1,234,000	6,531,247
Aker Kvaerner ASA	156,200	19,490,710
DnB Nor ASA	687,800	9,762,757
Schibsted ASA (B Shares)	253,100	9,052,406
Statoil ASA	264,000	6,997,009
Telenor ASA sponsored ADR	195,900	11,054,637
TOTAL NORWAY		62,888,766
Singapore - 0.1%
Singapore Exchange Ltd.	1,237,000	4,598,963
South Africa - 0.6%
African Bank Investments Ltd.	1,214,900	4,959,483
Impala Platinum Holdings Ltd.	157,400	4,133,828
JSE Ltd.	708,100	5,306,202
Sasol Ltd. sponsored ADR	119,800	4,420,620
TOTAL SOUTH AFRICA		18,820,133
Spain - 3.3%
Altadis SA (Spain)	251,900	13,185,940
Banco Bilbao Vizcaya Argentaria SA	1,352,700	32,545,962
Banco Pastor SA	374,800	7,298,462
Banco Santander Central Hispano SA	1,340,800	25,019,328
Gestevision Telecinco SA	4,177	119,002
Telefonica SA	1,440,380	30,608,075
TOTAL SPAIN		108,776,769
Sweden - 0.8%
Modern Times Group AB (MTG) (B Shares)	152,900	10,050,835
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	374,600	15,070,158
TOTAL SWEDEN		25,120,993
Switzerland - 8.6%
ABB Ltd.:
(Reg.)	2,148,790	38,517,627
sponsored ADR	311,100	5,593,578
BKW FMB Energie AG	31,373	3,688,216
Compagnie Financiere Richemont unit	291,416	16,974,065

	Shares	Value (Note 1)
Credit Suisse Group (Reg.)	131,405	$ 9,178,639
EFG International (a)	177,230	6,680,929
Nestle SA (Reg.)	78,443	27,864,817
Nobel Biocare Holding AG (Switzerland)	53,188	15,719,248
Novartis AG (Reg.)	359,171	20,630,782
Roche Holding AG (participation certificate)	246,794	44,238,475
Schindler Holding AG (Reg.)	123,000	7,668,895
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	18,325	20,415,398
Sulzer AG (Reg.)	11,905	13,546,278
Swisscom AG (Reg.)	21,277	8,051,205
UBS AG (Reg.)	689,702	41,609,722
TOTAL SWITZERLAND		280,377,874
Taiwan - 0.2%
Shin Kong Financial Holding Co. Ltd.	4,909,000	5,287,890
Thailand - 0.4%
Bangkok Bank Ltd. PCL (For. Reg.)	3,603,500	11,689,774
United Kingdom - 21.1%
Aegis Group PLC	2,734,700	7,498,465
Amvescap PLC	781,300	9,120,082
Anglo American PLC (United Kingdom)	348,800	17,028,416
AstraZeneca PLC (United Kingdom)	331,100	17,730,405
BAE Systems PLC	2,041,300	17,021,434
Barclays PLC	818,100	11,891,083
Benfield Group PLC	1,671,800	11,705,636
BG Group PLC	1,615,700	21,929,495
BHP Billiton PLC	745,995	13,653,685
BlueBay Asset Management	432,000	3,316,687
BP PLC	6,558,406	73,344,833
British Land Co. PLC	519,700	17,446,094
BT Group PLC	273,600	1,638,590
BT Group PLC sponsored ADR	83,700	5,012,793
Burberry Group PLC	675,700	8,542,497
Cable & Wireless PLC	2,972,200	9,182,947
Diageo PLC	1,191,200	23,618,518
Gallaher Group PLC sponsored ADR	12,300	1,106,385
GlaxoSmithKline PLC	1,271,900	33,552,722
Gyrus Group PLC (a)	1,162,500	8,555,130
HSBC Holdings PLC (United Kingdom) (Reg.)	1,071,526	19,641,072
Imperial Tobacco Group PLC sponsored ADR	11,400	900,942
Informa PLC	919,700	10,753,632
International Power PLC	1,396,400	10,440,554
Jardine Lloyd Thompson Group PLC	1,843,173	15,179,825
Lloyds TSB Group PLC	524,000	5,938,230
Man Group plc	2,780,500	28,467,649
Marks & Spencer Group PLC	1,215,500	17,069,028
Mothercare PLC	825,300	6,283,721
Prudential PLC	1,702,600	23,325,717
Reed Elsevier PLC	2,702,800	29,757,829
Reuters Group PLC	4,110,900	35,848,873
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Reuters Group PLC sponsored ADR	34,900	$ 1,822,827
Rio Tinto PLC (Reg.)	152,706	8,112,124
Royal Bank of Scotland Group PLC	531,500	20,746,519
Royal Dutch Shell PLC:
Class A sponsored ADR	317,800	22,497,062
Class B	153,800	5,471,435
Taylor Nelson Sofres PLC	3,528,900	13,892,169
Tesco PLC	4,761,600	37,722,989
The Weir Group PLC	1,017,400	10,640,638
Vodafone Group PLC	15,149,662	42,085,762
Xstrata PLC	140,400	7,012,001
TOTAL UNITED KINGDOM		686,506,495
United States of America - 0.7%
Estee Lauder Companies, Inc. Class A (d)	415,900	16,977,038
Merck & Co., Inc.	110,600	4,822,160
TOTAL UNITED STATES OF AMERICA		21,799,198
TOTAL COMMON STOCKS (Cost $2,453,526,305)		3,138,263,328
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Porsche AG (non-vtg.) (Cost $7,685,783)	6,855	8,724,715
Money Market Funds - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	106,327,661	$ 106,327,661
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	68,259,519	68,259,519
TOTAL MONEY MARKET FUNDS (Cost $174,587,180)		174,587,180
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,635,799,268)	3,321,575,223
NET OTHER ASSETS - (2.0)%	(65,819,655)
NET ASSETS - 100%	$ 3,255,755,568
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,207,800 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,363,823
Fidelity Securities Lending Cash Central Fund	2,850,920
Total	$ 9,214,743

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $65,332,646) - See accompanying schedule: Unaffiliated issuers (cost $2,461,212,088)	$ 3,146,988,043
Fidelity Central Funds (cost $174,587,180)	174,587,180
Total Investments (cost $2,635,799,268)		$ 3,321,575,223
Foreign currency held at value (cost $473,818)		473,822
Receivable for investments sold		11,907,042
Receivable for fund shares sold		95,653
Dividends receivable		2,243,845
Interest receivable		382,136
Prepaid expenses		14,634
Other receivables		448,604
Total assets		3,337,140,959

Liabilities
Payable for investments purchased	$ 8,909,168
Payable for fund shares redeemed	602,452
Accrued management fee	1,910,637
Distribution fees payable	199,112
Other affiliated payables	373,310
Other payables and accrued expenses	1,131,193
Collateral on securities loaned, at value	68,259,519
Total liabilities		81,385,391

Net Assets		$ 3,255,755,568
Net Assets consist of:
Paid in capital		$ 2,309,866,589
Undistributed net investment income		50,264,705
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		210,238,563
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		685,385,711
Net Assets		$ 3,255,755,568

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,624,901,402 ÷ 67,805,282 shares)	$ 23.96

Service Class: Net Asset Value, offering price and redemption price per share ($362,059,669 ÷ 15,175,359 shares)	$ 23.86

Service Class 2: Net Asset Value, offering price and redemption price per share ($703,421,056 ÷ 29,622,780 shares)	$ 23.75

Initial Class R: Net Asset Value, offering price and redemption price per share ($240,692,745 ÷ 10,060,860 shares)	$ 23.92

Service Class R: Net Asset Value, offering price and redemption price per share ($133,933,774 ÷ 5,620,715 shares)	$ 23.83

Service Class 2R: Net Asset Value, offering price and redemption price per share ($68,728,514 ÷ 2,911,382 shares)	$ 23.61

Investor Class R: Net Asset Value, offering price and redemption price per share ($122,018,408 ÷ 5,103,196 shares)	$ 23.91
See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 73,555,182
Interest		75,697
Income from Fidelity Central Funds (including $2,850,920 from security lending)		9,214,743
		82,845,622
Less foreign taxes withheld		(5,548,559)
Total income		77,297,063

Expenses
Management fee	$ 21,497,437
Transfer agent fees	2,153,778
Distribution fees	2,132,831
Accounting and security lending fees	1,400,014
Custodian fees and expenses	792,092
Independent trustees' compensation	11,016
Appreciation in deferred trustee compensation account	4,547
Audit	81,435
Legal	63,928
Miscellaneous	673,246
Total expenses before reductions	28,810,324
Expense reductions	(2,257,767)	26,552,557
Net investment income (loss)		50,744,506
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $633,524)	381,144,858
Foreign currency transactions	75,904
Total net realized gain (loss)		381,220,762
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $138,498)	68,354,343
Assets and liabilities in foreign currencies	71,637
Total change in net unrealized appreciation (depreciation)		68,425,980
Net gain (loss)		449,646,742
Net increase (decrease) in net assets resulting from operations		$ 500,391,248

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,744,506	$ 24,787,096
Net realized gain (loss)	381,220,762	344,848,271
Change in net unrealized appreciation (depreciation)	68,425,980	65,476,773
Net increase (decrease) in net assets resulting from operations	500,391,248	435,112,140
Distributions to shareholders from net investment income	(24,249,132)	(14,837,058)
Distributions to shareholders from net realized gain	(17,825,284)	(12,260,637)
Total distributions	(42,074,416)	(27,097,695)
Share transactions - net increase (decrease)	37,019,715	(27,675,205)
Redemption fees	70,975	31,974
Total increase (decrease) in net assets	495,407,522	380,371,214

Net Assets
Beginning of period	2,760,348,046	2,379,976,832
End of period (including undistributed net investment income of $50,264,705 and undistributed net investment income of $24,125,361, respectively)	$ 3,255,755,568	$ 2,760,348,046

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.60	$ 17.51	$ 15.59	$ 10.98	$ 13.88
Income from Investment Operations
Net investment income (loss) C	.38	.20	.13	.11	.10
Net realized and unrealized gain (loss)	3.30	3.10	1.97	4.60	(2.90)
Total from investment operations	3.68	3.30	2.10	4.71	(2.80)
Distributions from net investment income	(.19)	(.12)	(.18)	(.10)	(.10)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.32)	(.21)	(.18)	(.10)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.96	$ 20.60	$ 17.51	$ 15.59	$ 10.98
Total Return A,B	18.09%	19.06%	13.57%	43.37%	(20.28)%
Ratios to Average Net Assets D,F
Expenses before reductions	.88%	.89%	.91%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.89%	.91%	.90%	.90%
Expenses net of all reductions	.81%	.82%	.87%	.86%	.86%
Net investment income (loss)	1.76%	1.11%	.80%	.87%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,624,901	$ 1,549,179	$ 1,491,485	$ 1,436,137	$ 1,031,489
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 17.44	$ 15.53	$ 10.94	$ 13.83
Income from Investment Operations
Net investment income (loss) C	.36	.18	.11	.09	.09
Net realized and unrealized gain (loss)	3.28	3.09	1.97	4.59	(2.89)
Total from investment operations	3.64	3.27	2.08	4.68	(2.80)
Distributions from net investment income	(.17)	(.10)	(.17)	(.09)	(.09)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.30)	(.19)	(.17)	(.09)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.86	$ 20.52	$ 17.44	$ 15.53	$ 10.94
Total Return A,B	17.95%	18.97%	13.49%	43.20%	(20.34)%
Ratios to Average Net Assets D,F
Expenses before reductions	.98%	.99%	1.01%	1.00%	1.00%
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.00%	1.00%
Expenses net of all reductions	.91%	.92%	.97%	.96%	.96%
Net investment income (loss)	1.66%	1.02%	.69%	.77%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,060	$ 329,759	$ 322,649	$ 246,632	$ 177,322
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.43	$ 17.39	$ 15.50	$ 10.90	$ 13.81
Income from Investment Operations
Net investment income (loss) C	.33	.14	.08	.08	.07
Net realized and unrealized gain (loss)	3.27	3.08	1.97	4.58	(2.88)
Total from investment operations	3.60	3.22	2.05	4.66	(2.81)
Distributions from net investment income	(.15)	(.09)	(.16)	(.06)	(.10)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.28)	(.18)	(.16)	(.06)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.75	$ 20.43	$ 17.39	$ 15.50	$ 10.90
Total Return A,B	17.83%	18.72%	13.31%	43.04%	(20.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.13%	1.14%	1.16%	1.16%	1.16%
Expenses net of fee waivers, if any	1.13%	1.14%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.06%	1.07%	1.12%	1.12%	1.12%
Net investment income (loss)	1.51%	.79%	.54%	.61%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 703,421	$ 502,801	$ 319,708	$ 140,822	$ 47,824
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.57	$ 17.49	$ 15.57	$ 10.98	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.38	.19	.12	.11	.06
Net realized and unrealized gain (loss)	3.29	3.10	1.98	4.59	(3.13)
Total from investment operations	3.67	3.29	2.10	4.70	(3.07)
Distributions from net investment income	(.19)	(.12)	(.18)	(.11)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.32)	(.21)	(.18)	(.11)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.92	$ 20.57	$ 17.49	$ 15.57	$ 10.98
Total Return B,C,D	18.08%	19.05%	13.59%	43.32%	(21.85)%
Ratios to Average Net Assets F,I
Expenses before reductions	.88%	.89%	.91%	.90%	.91% A
Expenses net of fee waivers, if any	.88%	.89%	.91%	.90%	.91% A
Expenses net of all reductions	.81%	.82%	.87%	.86%	.87% A
Net investment income (loss)	1.76%	1.08%	.79%	.87%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,693	$ 184,245	$ 132,064	$ 39,466	$ 15,649
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.50	$ 17.43	$ 15.52	$ 10.94	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.36	.17	.11	.10	.05
Net realized and unrealized gain (loss)	3.27	3.09	1.97	4.58	(3.12)
Total from investment operations	3.63	3.26	2.08	4.68	(3.07)
Distributions from net investment income	(.17)	(.10)	(.17)	(.10)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.30)	(.19)	(.17)	(.10)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.83	$ 20.50	$ 17.43	$ 15.52	$ 10.94
Total Return B,C,D	17.95%	18.92%	13.50%	43.25%	(21.91)%
Ratios to Average Net Assets F,I
Expenses before reductions	.98%	.99%	1.01%	1.00%	1.01% A
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.00%	1.01% A
Expenses net of all reductions	.91%	.92%	.96%	.96%	.97% A
Net investment income (loss)	1.66%	.96%	.70%	.77%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,934	$ 115,449	$ 86,509	$ 56,141	$ 17,997
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.32	$ 17.30	$ 15.42	$ 10.90	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.32	.14	.08	.08	.04
Net realized and unrealized gain (loss)	3.26	3.07	1.96	4.55	(3.10)
Total from investment operations	3.58	3.21	2.04	4.63	(3.06)
Distributions from net investment income	(.16)	(.10)	(.16)	(.11)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.29)	(.19)	(.16)	(.11)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.61	$ 20.32	$ 17.30	$ 15.42	$ 10.90
Total Return B,C,D	17.81%	18.74%	13.32%	43.00%	(21.92)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.13%	1.14%	1.16%	1.15%	1.17% A
Expenses net of fee waivers, if any	1.13%	1.14%	1.16%	1.15%	1.17% A
Expenses net of all reductions	1.06%	1.07%	1.11%	1.11%	1.14% A
Net investment income (loss)	1.51%	.77%	.55%	.62%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,729	$ 49,373	$ 27,562	$ 7,072	$ 1,616
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Financial Highlights - Investor Class R

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.36	.02
Net realized and unrealized gain (loss)	3.29	2.88
Total from investment operations	3.65	2.90
Distributions from net investment income	(.20)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.33)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 23.91	$ 20.59
Total Return B,C,D	17.94%	16.39%
Ratios to Average Net Assets F,I
Expenses before reductions	1.01%	1.07% A
Expenses net of fee waivers, if any	1.01%	1.07% A
Expenses net of all reductions	.93%	1.00% A
Net investment income (loss)	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,018	$ 29,544
Portfolio turnover rate G	123%	92%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned,

VIP Overseas Portfolio

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to certain foreign taxes, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustee expenses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 706,737,702
Unrealized depreciation	(35,151,851)
Net unrealized appreciation (depreciation)	671,585,851
Undistributed ordinary income	49,691,784
Undistributed long-term capital gain	224,671,947

Cost for federal income tax purposes	$ 2,649,989,372

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 42,074,416	$ 27,097,695

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,647,565,647 and $3,565,361,526, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 342,279
Service Class 2	1,510,257
Service Class R	129,525
Service Class 2R	150,770
$ 2,132,831

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class R pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class R pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,069,408
Service Class	232,658
Service Class 2	414,570
Initial Class R	153,209
Service Class R	86,391
Service Class 2R	40,534
Investor Class R	157,008
$ 2,153,778

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

VIP Overseas Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $736 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,913 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,205,967 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $7,301.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owner of record of 14% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 38% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is

Annual Report

Notes to Financial Statements - continued

8. Other - continued

made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 14,091,669	$ 9,625,631
Service Class	2,672,527	1,847,002
Service Class 2	3,822,324	1,745,414
Initial Class R	1,834,008	965,865
Service Class R	1,035,719	492,968
Service Class 2R	404,891	160,178
Investor Class R	387,994	-
Total	$ 24,249,132	$ 14,837,058
From net realized gain
Initial Class	$ 9,796,346	$ 7,533,103
Service Class	2,080,411	1,662,302
Service Class 2	3,312,681	1,745,414
Initial Class R	1,261,487	724,399
Service Class R	778,286	443,671
Service Class 2R	337,410	151,748
Investor Class R	258,663	-
Total	$ 17,825,284	$ 12,260,637

VIP Overseas Portfolio

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
Initial Class
Shares sold	8,304,320	7,401,949	$ 179,677,212	$ 132,174,303
Reinvestment of distributions	1,151,230	1,002,262	23,888,014	17,158,734
Shares redeemed	(16,836,811)	(18,372,431)	(368,119,935)	(325,484,696)
Net increase (decrease)	(7,381,261)	(9,968,220)	$ (164,554,709)	$ (176,151,659)
Service Class
Shares sold	1,974,850	2,681,647	$ 42,447,696	$ 47,720,466
Reinvestment of distributions	229,833	205,704	4,752,938	3,509,304
Shares redeemed	(3,102,957)	(5,311,978)	(67,340,790)	(91,468,586)
Net increase (decrease)	(898,274)	(2,424,627)	$ (20,140,156)	$ (40,238,816)
Service Class 2
Shares sold	7,511,166	7,706,445	$ 162,864,891	$ 135,627,664
Reinvestment of distributions	346,191	205,102	7,135,005	3,490,828
Shares redeemed	(2,840,731)	(1,690,309)	(60,833,342)	(30,166,445)
Net increase (decrease)	5,016,626	6,221,238	$ 109,166,554	$ 108,952,047
Initial Class R
Shares sold	2,772,603	2,614,989	$ 60,021,525	$ 46,966,500
Reinvestment of distributions	149,396	98,846	3,095,495	1,690,264
Shares redeemed	(1,817,333)	(1,307,426)	(39,551,862)	(22,938,002)
Net increase (decrease)	1,104,666	1,406,409	$ 23,565,158	$ 25,718,762
Service Class R
Shares sold	1,190,213	1,192,156	$ 25,640,889	$ 21,053,947
Reinvestment of distributions	87,845	54,935	1,814,005	936,639
Shares redeemed	(1,290,192)	(578,793)	(28,107,366)	(10,225,074)
Net increase (decrease)	(12,134)	668,298	$ (652,472)	$ 11,765,512
Service Class 2R
Shares sold	904,989	998,545	$ 19,265,401	$ 17,565,601
Reinvestment of distributions	36,227	18,435	742,301	311,926
Shares redeemed	(459,435)	(180,588)	(9,806,715)	(3,145,256)
Net increase (decrease)	481,781	836,392	$ 10,200,987	$ 14,732,271
Investor Class R
Shares sold	3,992,909	1,438,624	$ 86,366,168	$ 27,620,203
Reinvestment of distributions	31,194	-	646,657	-
Shares redeemed	(355,662)	(3,869)	(7,578,472)	(73,525)
Net increase (decrease)	3,668,441	1,434,755	$ 79,434,353	$ 27,546,678

A Share transactions for Investor Class R are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP Overseas Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Overseas. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Overseas. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Graeme Rockett (40)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Rockett also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rockett worked as a research analyst and portfolio manager. Mr. Rockett also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Overseas. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Overseas. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of VIP Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/2007	02/09/2007	$0.380	$1.660
Service Class	02/09/2007	02/09/2007	$0.358	$1.660
Service Class 2	02/09/2007	02/09/2007	$0.331	$1.660

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $224,671,947, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	02/10/2006	$.330	$.022
Service Class	02/10/2006	$.311	$.022
Service Class 2	02/10/2006	$.294	$.022

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Overseas Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Overseas Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class R), as well as the fund's relative investment performance for each class (except Investor Class R) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class R, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

VIP Overseas Portfolio

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0207
1.540205.109

Fidelity® Variable Insurance Products:
Overseas Portfolio - Class R

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Overseas Portfolio

VIP Overseas Portfolio - Class R

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class R A	18.08%	12.78%	7.64%
VIP Overseas - Service Class R B	17.95%	12.68%	7.55%
VIP Overseas - Service Class 2R C	17.81%	12.51%	7.46%
VIP Overseas - Investor Class R D	17.94%	12.75%	7.62%

A The initial offering of Initial Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 24, 2002. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to April 24, 2002 are those of Service Class. Returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class R's 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

VIP Overseas Portfolio

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency movements that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. The European component of the MSCI EAFE, representing two-thirds of the index on average during the period, was up roughly 34%, riding the tail winds of strong profit growth and booming merger-and-acquisition activity. Japan, on the other hand, accounting for roughly one-fourth of the index, was up only modestly, struggling with a weak yen and slowing consumer spending.

For the 12 months ending December 31, 2006, VIP Overseas Portfolio underperformed the MSCI EAFE index. (For specific portfolio performance results, please refer to the performance section of this report.) An overweighting in small- and mid-cap stocks detracted from fund performance during a period when large-cap stocks delivered stronger returns. Stock selection in Europe and Japan accounted for most of the fund's underperformance versus the index. On a sector basis, our weakest results were in financials, consumer discretionary and technology. Given a rising market, holding a modest cash position also detracted. Returns were hurt by investments in Japanese brokerage stocks - including Nikko Cordial, JAFCO and SBI E*Trade - which declined during a period of mediocre performance by the Japanese equity market. Yahoo Japan declined as well, as weak advertising spending by Japanese firms hurt its earnings. Credit Saison, a Japanese consumer finance company, lost ground when government regulators decided to institute an interest rate cap for consumer loans. All of the stocks mentioned above were sold by period end. Stock picking in the capital goods segment contributed to the fund's returns - in particular Alstom, a French manufacturer of power generation equipment. Nintendo, the Japanese video game manufacturer, also helped performance, as sales of its new Wii game console exceeded analysts' expectations. On an absolute basis, favorable currency movements gave performance a sizable boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Overseas Portfolio

VIP Overseas Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,119.60	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class
Actual	$ 1,000.00	$ 1,119.10	$ 5.34
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2
Actual	$ 1,000.00	$ 1,118.70	$ 6.14
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.85
Initial Class R
Actual	$ 1,000.00	$ 1,119.90	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class R
Actual	$ 1,000.00	$ 1,119.30	$ 5.29
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Service Class 2R
Actual	$ 1,000.00	$ 1,118.40	$ 6.09
HypotheticalA	$ 1,000.00	$ 1,019.46	$ 5.80
Investor Class R
Actual	$ 1,000.00	$ 1,119.40	$ 5.45
HypotheticalA	$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

VIP Overseas Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Initial Class	.90%
Service Class	1.00%
Service Class 2	1.15%
Initial Class R	.90%
Service Class R	.99%
Service Class 2R	1.14%
Investor Class R	1.02%

VIP Overseas Portfolio

VIP Overseas Portfolio

Investment Changes

Geographic Diversification (% of fund's net assets)
As of December 31, 2006
United Kingdom	21.1%
Japan	16.4%
France	12.2%
Germany	10.1%
Switzerland	8.6%
Australia	4.8%
United States of America	4.0%
Italy	3.6%
Spain	3.3%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2006
United Kingdom	23.2%
Japan	19.8%
France	12.3%
Germany	9.9%
Switzerland	7.5%
United States of America	7.2%
Italy	3.5%
Australia	2.4%
Netherlands	2.4%
Other	11.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	94.1
Short-Term Investments and Net Other Assets	3.3	5.9
Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3	2.7
Toyota Motor Corp. (Japan, Automobiles)	2.0	1.5
Nintendo Co. Ltd. (Japan, Software)	1.4	0.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.5
E.ON AG (Germany, Electric Utilities)	1.4	1.2
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	1.4	0.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
UBS AG (Reg.) (Switzerland, Capital Markets)	1.3	1.3
Alstom SA (France, Electrical Equipment)	1.2	0.7
National Australia Bank Ltd. (Australia, Commercial Banks)	1.2	0.7
	14.9
Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	26.8
Consumer Discretionary	14.8	13.0
Industrials	9.5	8.4
Energy	8.2	9.5
Consumer Staples	8.1	6.5
Information Technology	8.0	10.4
Health Care	6.0	8.4
Utilities	4.7	2.4
Telecommunication Services	4.6	3.2
Materials	4.1	5.5

Annual Report

VIP Overseas Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Australia - 4.8%
Aristocrat Leisure Ltd.	1,028,000	$ 12,902,901
Australian Wealth Management Ltd.	2,397,900	4,770,114
Babcock & Brown Japan Property Trust	2,867,800	4,731,428
BHP Billiton Ltd.	740,600	14,719,425
Computershare Ltd.	1,733,600	12,179,684
CSL Ltd.	386,200	19,929,109
Energy Resources of Australia Ltd.	234,200	3,845,452
Macquarie Bank Ltd.	170,700	10,635,863
National Australia Bank Ltd.	1,241,300	39,535,405
Rio Tinto Ltd.	79,200	4,645,272
Seek Ltd.	779,600	3,618,647
Silex Systems Ltd. (a)	1,297,800	5,583,434
Westfield Group Stapled Security unit	841,600	13,944,896
WorleyParsons Ltd.	212,866	3,575,815
TOTAL AUSTRALIA		154,617,445
Austria - 0.5%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	120,100	6,408,834
OMV AG	165,800	9,410,045
TOTAL AUSTRIA		15,818,879
Belgium - 0.6%
InBev SA	205,800	13,568,556
KBC Groupe SA	55,900	6,855,944
TOTAL BELGIUM		20,424,500
Bermuda - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	174,000	3,779,336
Dufry South America Ltd. unit (a)	151,000	1,978,938
TOTAL BERMUDA		5,758,274
Brazil - 0.2%
Vivo Participacoes SA (PN) sponsored ADR	1,938,000	7,945,800
Canada - 0.7%
Cameco Corp. (d)	440,900	17,847,753
Talisman Energy, Inc.	208,400	3,538,868
TOTAL CANADA		21,386,621
Cayman Islands - 0.0%
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	39,000	829,140
China - 0.2%
China Coal Energy Co. Ltd. (H Shares)	531,000	344,748
China Merchants Bank Co. Ltd. (H Shares) (a)	217,500	460,820
Global Bio-Chem Technology Group Co. Ltd.	19,550,000	6,585,115
TOTAL CHINA		7,390,683
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	362,900	16,722,700

	Shares	Value (Note 1)
Denmark - 0.8%
Novozymes AS Series B	133,400	$ 11,477,808
Vestas Wind Systems AS (a)	381,600	16,129,415
TOTAL DENMARK		27,607,223
Finland - 1.1%
Fortum Oyj	216,800	6,170,889
Neste Oil Oyj	182,900	5,560,929
Nokia Corp. sponsored ADR	824,000	16,743,680
UPM-Kymmene Corp. sponsored ADR	248,800	6,284,688
TOTAL FINLAND		34,760,186
France - 12.2%
Air France KLM (Reg.)	190,700	8,028,695
Alstom SA (a)	292,700	39,685,595
AXA SA	247,415	9,978,247
BNP Paribas SA	214,002	23,350,728
Cap Gemini SA	327,600	20,565,257
Carrefour SA	150,000	9,097,498
CNP Assurances	110,400	12,330,457
Dassault Systemes SA	83,200	4,415,594
Electricite de France	183,000	13,336,132
Financiere Marc de Lacharriere SA (Fimalac)	108,700	10,432,867
France Telecom SA	106,661	2,954,510
Groupe Danone	116,800	17,702,087
L'Air Liquide SA	74,290	17,644,171
L'Oreal SA	182,795	18,316,640
Michelin SA (Compagnie Generale des Etablissements) Series B	89,300	8,547,305
Neopost SA	74,700	9,383,592
Peugeot Citroen SA	80,600	5,341,688
Pinault Printemps-Redoute SA	77,100	11,522,336
Publicis Groupe SA	192,100	8,102,853
Remy Cointreau SA	109,300	7,070,595
Sanofi-Aventis sponsored ADR	364,600	16,833,582
Societe Generale Series A	82,310	13,974,404
Suez SA (France)	211,300	10,943,533
Total SA Series B	317,000	22,798,640
Veolia Environnement	454,000	35,003,255
Vinci SA	172,900	22,095,818
Vivendi Universal SA	447,100	17,477,641
TOTAL FRANCE		396,933,720
Germany - 9.8%
Aareal Bank AG (a)	169,511	7,893,018
Allianz AG (Reg.)	144,400	29,486,480
BASF AG	34,500	3,353,745
Bayer AG	122,600	6,541,936
Beiersdorf AG	312,300	20,252,100
Deutsche Postbank AG	95,700	8,082,171
Deutsche Telekom AG sponsored ADR	148,200	2,697,240
Deutz AG (a)	967,563	12,837,636
E.ON AG	325,844	44,174,671
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
ESCADA AG (a)	373,821	$ 14,756,203
Fresenius Medical Care AG	68,400	9,117,761
GFK AG	111,269	4,821,171
Hugo Boss AG	180,200	9,753,902
KarstadtQuelle AG (a)(d)	420,300	12,185,166
Lanxess AG (a)	244,300	13,700,856
Merck KGaA	32,900	3,411,352
Metro AG	196,100	12,507,035
MPC Muenchmeyer Petersen Capital AG	50,800	4,480,690
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	61,000	10,503,010
Puma AG	33,800	13,193,611
Q-Cells AG	89,000	4,003,150
RWE AG	61,800	6,812,628
SAP AG sponsored ADR	93,000	4,938,300
SGL Carbon AG (a)	592,200	14,627,898
Siemens AG sponsored ADR	313,500	30,895,425
Wincor Nixdorf AG	94,200	14,657,404
TOTAL GERMANY		319,684,559
Greece - 0.8%
Alpha Bank AE	503,900	15,234,197
Bank of Piraeus	369,075	11,898,714
TOTAL GREECE		27,132,911
Hong Kong - 0.4%
China Unicom Ltd.	5,250,000	7,817,250
Dynasty Fine Wines Group Ltd.	10,966,000	3,975,691
TOTAL HONG KONG		11,792,941
India - 0.4%
Infosys Technologies Ltd.	124,666	6,335,175
Satyam Computer Services Ltd.	477,960	5,237,354
TOTAL INDIA		11,572,529
Ireland - 1.6%
Allied Irish Banks PLC	700,300	21,282,117
Irish Life & Permanent PLC	735,300	20,288,530
Ryanair Holdings PLC sponsored ADR (a)	119,400	9,731,100
TOTAL IRELAND		51,301,747
Israel - 0.7%
ECI Telecom Ltd. (a)	1,550,200	13,424,732
Mizrahi Tefahot Bank Ltd.	749,100	5,631,997
Vizrt Ltd. (a)	273,100	3,911,931
TOTAL ISRAEL		22,968,660
Italy - 3.6%
Azimut Holdings Spa	518,100	6,941,872
Banca Intesa Spa	2,436,700	18,819,048
Banche Popolari Unite SCpA	438,500	12,052,858
ENI Spa	809,686	27,237,837
FASTWEB Spa	111,700	6,388,242

	Shares	Value (Note 1)
Lottomatica Spa	155,800	$ 6,475,032
Pirelli & C. Real Estate Spa	78,000	5,353,701
Unicredito Italiano Spa	3,963,500	34,744,548
TOTAL ITALY		118,013,138
Japan - 16.4%
Aeon Fantasy Co. Ltd.	84,200	2,821,991
Canon, Inc. (d)	490,600	27,763,054
Capcom Co. Ltd.	175,500	3,162,096
Daiwa Securities Group, Inc. (a)	2,176,000	24,401,176
Fast Retailing Co. Ltd.	64,700	6,173,809
Fujitsu Ltd.	1,852,000	14,529,761
Honda Motor Co. Ltd.	97,400	3,851,196
Hoya Corp.	220,400	8,590,139
Japan Tobacco, Inc.	1,892	9,138,177
KOEI Co. Ltd. (d)	131,700	2,229,110
Leopalace21 Corp.	114,100	3,641,999
Matsushita Electric Industrial Co. Ltd. sponsored ADR	281,000	5,645,290
Millea Holdings, Inc.	284,500	10,036,959
Mitsubishi Estate Co. Ltd.	1,130,000	29,234,775
Mitsubishi UFJ Financial Group, Inc.	1,673	20,828,850
Mitsui Fudosan Co. Ltd.	427,000	10,419,446
Mizuho Financial Group, Inc.	4,709	33,621,588
Nafco Co. Ltd.	161,200	4,184,024
Nidec Corp.	152,100	11,754,053
Nintendo Co. Ltd.	173,700	45,084,670
NSK Ltd.	1,903,000	18,750,265
Organo Corp.	291,000	3,001,663
ORIX Corp.	80,790	23,378,543
Point, Inc. (d)	97,600	6,411,021
Sankei Building Co. Ltd.	22,100	194,547
Sompo Japan Insurance, Inc.	517,000	6,318,648
Sony Corp. sponsored ADR	170,500	7,302,515
St. Marc Holdings Co. Ltd.	48,000	3,406,972
Stanley Electric Co. Ltd.	351,500	7,041,810
Sumco Corp.	123,000	10,393,784
Sumitomo Forestry Co. Ltd.	581,000	6,295,590
Sumitomo Mitsui Financial Group, Inc.	2,728	27,955,985
Sumitomo Trust & Banking Co. Ltd.	1,565,600	16,412,170
T&D Holdings, Inc.	340,450	22,506,018
Tokuyama Corp.	464,000	7,062,310
Toyota Motor Corp.	950,700	63,844,259
USS Co. Ltd.	189,400	12,329,693
Xebio Co. Ltd.	158,200	4,969,912
Yamada Denki Co. Ltd.	43,200	3,665,015
Yamaha Motor Co. Ltd. (a)	161,600	5,076,724
TOTAL JAPAN		533,429,607
Kazakhstan - 0.0%
JSC Halyk Bank of Kazakhstan GDR (a)(e)	54,900	1,207,800
Luxembourg - 0.3%
SES Global SA FDR unit	562,747	9,806,789
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 2.9%
ABN-AMRO Holding NV sponsored ADR	220,800	$ 7,076,640
Heineken NV (Bearer)	202,900	9,651,305
IHC Caland NV	497,500	17,109,627
ING Groep NV (Certificaten Van Aandelen)	223,724	9,881,889
Koninklijke KPN NV sponsored ADR (d)	943,000	13,447,180
Koninklijke Numico NV	219,500	11,808,694
Koninklijke Philips Electronics NV (NY Shares)	578,800	21,751,304
Mittal Steel Co. NV	108,100	4,563,982
TOTAL NETHERLANDS		95,290,621
Norway - 1.9%
Acta Holding ASA	1,234,000	6,531,247
Aker Kvaerner ASA	156,200	19,490,710
DnB Nor ASA	687,800	9,762,757
Schibsted ASA (B Shares)	253,100	9,052,406
Statoil ASA	264,000	6,997,009
Telenor ASA sponsored ADR	195,900	11,054,637
TOTAL NORWAY		62,888,766
Singapore - 0.1%
Singapore Exchange Ltd.	1,237,000	4,598,963
South Africa - 0.6%
African Bank Investments Ltd.	1,214,900	4,959,483
Impala Platinum Holdings Ltd.	157,400	4,133,828
JSE Ltd.	708,100	5,306,202
Sasol Ltd. sponsored ADR	119,800	4,420,620
TOTAL SOUTH AFRICA		18,820,133
Spain - 3.3%
Altadis SA (Spain)	251,900	13,185,940
Banco Bilbao Vizcaya Argentaria SA	1,352,700	32,545,962
Banco Pastor SA	374,800	7,298,462
Banco Santander Central Hispano SA	1,340,800	25,019,328
Gestevision Telecinco SA	4,177	119,002
Telefonica SA	1,440,380	30,608,075
TOTAL SPAIN		108,776,769
Sweden - 0.8%
Modern Times Group AB (MTG) (B Shares)	152,900	10,050,835
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	374,600	15,070,158
TOTAL SWEDEN		25,120,993
Switzerland - 8.6%
ABB Ltd.:
(Reg.)	2,148,790	38,517,627
sponsored ADR	311,100	5,593,578
BKW FMB Energie AG	31,373	3,688,216
Compagnie Financiere Richemont unit	291,416	16,974,065

	Shares	Value (Note 1)
Credit Suisse Group (Reg.)	131,405	$ 9,178,639
EFG International (a)	177,230	6,680,929
Nestle SA (Reg.)	78,443	27,864,817
Nobel Biocare Holding AG (Switzerland)	53,188	15,719,248
Novartis AG (Reg.)	359,171	20,630,782
Roche Holding AG (participation certificate)	246,794	44,238,475
Schindler Holding AG (Reg.)	123,000	7,668,895
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	18,325	20,415,398
Sulzer AG (Reg.)	11,905	13,546,278
Swisscom AG (Reg.)	21,277	8,051,205
UBS AG (Reg.)	689,702	41,609,722
TOTAL SWITZERLAND		280,377,874
Taiwan - 0.2%
Shin Kong Financial Holding Co. Ltd.	4,909,000	5,287,890
Thailand - 0.4%
Bangkok Bank Ltd. PCL (For. Reg.)	3,603,500	11,689,774
United Kingdom - 21.1%
Aegis Group PLC	2,734,700	7,498,465
Amvescap PLC	781,300	9,120,082
Anglo American PLC (United Kingdom)	348,800	17,028,416
AstraZeneca PLC (United Kingdom)	331,100	17,730,405
BAE Systems PLC	2,041,300	17,021,434
Barclays PLC	818,100	11,891,083
Benfield Group PLC	1,671,800	11,705,636
BG Group PLC	1,615,700	21,929,495
BHP Billiton PLC	745,995	13,653,685
BlueBay Asset Management	432,000	3,316,687
BP PLC	6,558,406	73,344,833
British Land Co. PLC	519,700	17,446,094
BT Group PLC	273,600	1,638,590
BT Group PLC sponsored ADR	83,700	5,012,793
Burberry Group PLC	675,700	8,542,497
Cable & Wireless PLC	2,972,200	9,182,947
Diageo PLC	1,191,200	23,618,518
Gallaher Group PLC sponsored ADR	12,300	1,106,385
GlaxoSmithKline PLC	1,271,900	33,552,722
Gyrus Group PLC (a)	1,162,500	8,555,130
HSBC Holdings PLC (United Kingdom) (Reg.)	1,071,526	19,641,072
Imperial Tobacco Group PLC sponsored ADR	11,400	900,942
Informa PLC	919,700	10,753,632
International Power PLC	1,396,400	10,440,554
Jardine Lloyd Thompson Group PLC	1,843,173	15,179,825
Lloyds TSB Group PLC	524,000	5,938,230
Man Group plc	2,780,500	28,467,649
Marks & Spencer Group PLC	1,215,500	17,069,028
Mothercare PLC	825,300	6,283,721
Prudential PLC	1,702,600	23,325,717
Reed Elsevier PLC	2,702,800	29,757,829
Reuters Group PLC	4,110,900	35,848,873
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Reuters Group PLC sponsored ADR	34,900	$ 1,822,827
Rio Tinto PLC (Reg.)	152,706	8,112,124
Royal Bank of Scotland Group PLC	531,500	20,746,519
Royal Dutch Shell PLC:
Class A sponsored ADR	317,800	22,497,062
Class B	153,800	5,471,435
Taylor Nelson Sofres PLC	3,528,900	13,892,169
Tesco PLC	4,761,600	37,722,989
The Weir Group PLC	1,017,400	10,640,638
Vodafone Group PLC	15,149,662	42,085,762
Xstrata PLC	140,400	7,012,001
TOTAL UNITED KINGDOM		686,506,495
United States of America - 0.7%
Estee Lauder Companies, Inc. Class A (d)	415,900	16,977,038
Merck & Co., Inc.	110,600	4,822,160
TOTAL UNITED STATES OF AMERICA		21,799,198
TOTAL COMMON STOCKS (Cost $2,453,526,305)		3,138,263,328
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Porsche AG (non-vtg.) (Cost $7,685,783)	6,855	8,724,715
Money Market Funds - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	106,327,661	$ 106,327,661
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	68,259,519	68,259,519
TOTAL MONEY MARKET FUNDS (Cost $174,587,180)		174,587,180
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,635,799,268)	3,321,575,223
NET OTHER ASSETS - (2.0)%	(65,819,655)
NET ASSETS - 100%	$ 3,255,755,568
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,207,800 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,363,823
Fidelity Securities Lending Cash Central Fund	2,850,920
Total	$ 9,214,743

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $65,332,646) - See accompanying schedule: Unaffiliated issuers (cost $2,461,212,088)	$ 3,146,988,043
Fidelity Central Funds (cost $174,587,180)	174,587,180
Total Investments (cost $2,635,799,268)		$ 3,321,575,223
Foreign currency held at value (cost $473,818)		473,822
Receivable for investments sold		11,907,042
Receivable for fund shares sold		95,653
Dividends receivable		2,243,845
Interest receivable		382,136
Prepaid expenses		14,634
Other receivables		448,604
Total assets		3,337,140,959

Liabilities
Payable for investments purchased	$ 8,909,168
Payable for fund shares redeemed	602,452
Accrued management fee	1,910,637
Distribution fees payable	199,112
Other affiliated payables	373,310
Other payables and accrued expenses	1,131,193
Collateral on securities loaned, at value	68,259,519
Total liabilities		81,385,391

Net Assets		$ 3,255,755,568
Net Assets consist of:
Paid in capital		$ 2,309,866,589
Undistributed net investment income		50,264,705
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		210,238,563
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		685,385,711
Net Assets		$ 3,255,755,568

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,624,901,402 ÷ 67,805,282 shares)	$ 23.96

Service Class: Net Asset Value, offering price and redemption price per share ($362,059,669 ÷ 15,175,359 shares)	$ 23.86

Service Class 2: Net Asset Value, offering price and redemption price per share ($703,421,056 ÷ 29,622,780 shares)	$ 23.75

Initial Class R: Net Asset Value, offering price and redemption price per share ($240,692,745 ÷ 10,060,860 shares)	$ 23.92

Service Class R: Net Asset Value, offering price and redemption price per share ($133,933,774 ÷ 5,620,715 shares)	$ 23.83

Service Class 2R: Net Asset Value, offering price and redemption price per share ($68,728,514 ÷ 2,911,382 shares)	$ 23.61

Investor Class R: Net Asset Value, offering price and redemption price per share ($122,018,408 ÷ 5,103,196 shares)	$ 23.91

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 73,555,182
Interest		75,697
Income from Fidelity Central Funds (including $2,850,920 from security lending)		9,214,743
		82,845,622
Less foreign taxes withheld		(5,548,559)
Total income		77,297,063

Expenses
Management fee	$ 21,497,437
Transfer agent fees	2,153,778
Distribution fees	2,132,831
Accounting and security lending fees	1,400,014
Custodian fees and expenses	792,092
Independent trustees' compensation	11,016
Appreciation in deferred trustee compensation account	4,547
Audit	81,435
Legal	63,928
Miscellaneous	673,246
Total expenses before reductions	28,810,324
Expense reductions	(2,257,767)	26,552,557
Net investment income (loss)		50,744,506
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $633,524)	381,144,858
Foreign currency transactions	75,904
Total net realized gain (loss)		381,220,762
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $138,498)	68,354,343
Assets and liabilities in foreign currencies	71,637
Total change in net unrealized appreciation (depreciation)		68,425,980
Net gain (loss)		449,646,742
Net increase (decrease) in net assets resulting from operations		$ 500,391,248

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,744,506	$ 24,787,096
Net realized gain (loss)	381,220,762	344,848,271
Change in net unrealized appreciation (depreciation)	68,425,980	65,476,773
Net increase (decrease) in net assets resulting from operations	500,391,248	435,112,140
Distributions to shareholders from net investment income	(24,249,132)	(14,837,058)
Distributions to shareholders from net realized gain	(17,825,284)	(12,260,637)
Total distributions	(42,074,416)	(27,097,695)
Share transactions - net increase (decrease)	37,019,715	(27,675,205)
Redemption fees	70,975	31,974
Total increase (decrease) in net assets	495,407,522	380,371,214

Net Assets
Beginning of period	2,760,348,046	2,379,976,832
End of period (including undistributed net investment income of $50,264,705 and undistributed net investment income of $24,125,361, respectively)	$ 3,255,755,568	$ 2,760,348,046

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.60	$ 17.51	$ 15.59	$ 10.98	$ 13.88
Income from Investment Operations
Net investment income (loss) C	.38	.20	.13	.11	.10
Net realized and unrealized gain (loss)	3.30	3.10	1.97	4.60	(2.90)
Total from investment operations	3.68	3.30	2.10	4.71	(2.80)
Distributions from net investment income	(.19)	(.12)	(.18)	(.10)	(.10)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.32)	(.21)	(.18)	(.10)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.96	$ 20.60	$ 17.51	$ 15.59	$ 10.98
Total Return A,B	18.09%	19.06%	13.57%	43.37%	(20.28)%
Ratios to Average Net Assets D,F
Expenses before reductions	.88%	.89%	.91%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.89%	.91%	.90%	.90%
Expenses net of all reductions	.81%	.82%	.87%	.86%	.86%
Net investment income (loss)	1.76%	1.11%	.80%	.87%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,624,901	$ 1,549,179	$ 1,491,485	$ 1,436,137	$ 1,031,489
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 17.44	$ 15.53	$ 10.94	$ 13.83
Income from Investment Operations
Net investment income (loss) C	.36	.18	.11	.09	.09
Net realized and unrealized gain (loss)	3.28	3.09	1.97	4.59	(2.89)
Total from investment operations	3.64	3.27	2.08	4.68	(2.80)
Distributions from net investment income	(.17)	(.10)	(.17)	(.09)	(.09)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.30)	(.19)	(.17)	(.09)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.86	$ 20.52	$ 17.44	$ 15.53	$ 10.94
Total Return A,B	17.95%	18.97%	13.49%	43.20%	(20.34)%
Ratios to Average Net Assets D,F
Expenses before reductions	.98%	.99%	1.01%	1.00%	1.00%
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.00%	1.00%
Expenses net of all reductions	.91%	.92%	.97%	.96%	.96%
Net investment income (loss)	1.66%	1.02%	.69%	.77%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,060	$ 329,759	$ 322,649	$ 246,632	$ 177,322
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.43	$ 17.39	$ 15.50	$ 10.90	$ 13.81
Income from Investment Operations
Net investment income (loss) C	.33	.14	.08	.08	.07
Net realized and unrealized gain (loss)	3.27	3.08	1.97	4.58	(2.88)
Total from investment operations	3.60	3.22	2.05	4.66	(2.81)
Distributions from net investment income	(.15)	(.09)	(.16)	(.06)	(.10)
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.28)	(.18)	(.16)	(.06)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.75	$ 20.43	$ 17.39	$ 15.50	$ 10.90
Total Return A,B	17.83%	18.72%	13.31%	43.04%	(20.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.13%	1.14%	1.16%	1.16%	1.16%
Expenses net of fee waivers, if any	1.13%	1.14%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.06%	1.07%	1.12%	1.12%	1.12%
Net investment income (loss)	1.51%	.79%	.54%	.61%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 703,421	$ 502,801	$ 319,708	$ 140,822	$ 47,824
Portfolio turnover rate E	123%	92%	84%	99%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.57	$ 17.49	$ 15.57	$ 10.98	$ 14.05
Income from Investment Operations
Net investment income (loss) E	.38	.19	.12	.11	.06
Net realized and unrealized gain (loss)	3.29	3.10	1.98	4.59	(3.13)
Total from investment operations	3.67	3.29	2.10	4.70	(3.07)
Distributions from net investment income	(.19)	(.12)	(.18)	(.11)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.32)	(.21)	(.18)	(.11)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.92	$ 20.57	$ 17.49	$ 15.57	$ 10.98
Total Return B,C,D	18.08%	19.05%	13.59%	43.32%	(21.85)%
Ratios to Average Net Assets F,I
Expenses before reductions	.88%	.89%	.91%	.90%	.91% A
Expenses net of fee waivers, if any	.88%	.89%	.91%	.90%	.91% A
Expenses net of all reductions	.81%	.82%	.87%	.86%	.87% A
Net investment income (loss)	1.76%	1.08%	.79%	.87%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,693	$ 184,245	$ 132,064	$ 39,466	$ 15,649
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.50	$ 17.43	$ 15.52	$ 10.94	$ 14.01
Income from Investment Operations
Net investment income (loss) E	.36	.17	.11	.10	.05
Net realized and unrealized gain (loss)	3.27	3.09	1.97	4.58	(3.12)
Total from investment operations	3.63	3.26	2.08	4.68	(3.07)
Distributions from net investment income	(.17)	(.10)	(.17)	(.10)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.30)	(.19)	(.17)	(.10)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.83	$ 20.50	$ 17.43	$ 15.52	$ 10.94
Total Return B,C,D	17.95%	18.92%	13.50%	43.25%	(21.91)%
Ratios to Average Net Assets F,I
Expenses before reductions	.98%	.99%	1.01%	1.00%	1.01% A
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.00%	1.01% A
Expenses net of all reductions	.91%	.92%	.96%	.96%	.97% A
Net investment income (loss)	1.66%	.96%	.70%	.77%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,934	$ 115,449	$ 86,509	$ 56,141	$ 17,997
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.32	$ 17.30	$ 15.42	$ 10.90	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.32	.14	.08	.08	.04
Net realized and unrealized gain (loss)	3.26	3.07	1.96	4.55	(3.10)
Total from investment operations	3.58	3.21	2.04	4.63	(3.06)
Distributions from net investment income	(.16)	(.10)	(.16)	(.11)	-
Distributions from net realized gain	(.13)	(.09)	-	-	-
Total distributions	(.29)	(.19)	(.16)	(.11)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 23.61	$ 20.32	$ 17.30	$ 15.42	$ 10.90
Total Return B,C,D	17.81%	18.74%	13.32%	43.00%	(21.92)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.13%	1.14%	1.16%	1.15%	1.17% A
Expenses net of fee waivers, if any	1.13%	1.14%	1.16%	1.15%	1.17% A
Expenses net of all reductions	1.06%	1.07%	1.11%	1.11%	1.14% A
Net investment income (loss)	1.51%	.77%	.55%	.62%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,729	$ 49,373	$ 27,562	$ 7,072	$ 1,616
Portfolio turnover rate G	123%	92%	84%	99%	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio

Financial Highlights - Investor Class R

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.36	.02
Net realized and unrealized gain (loss)	3.29	2.88
Total from investment operations	3.65	2.90
Distributions from net investment income	(.20)	-
Distributions from net realized gain	(.13)	-
Total distributions	(.33)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 23.91	$ 20.59
Total Return B,C,D	17.94%	16.39%
Ratios to Average Net Assets F,I
Expenses before reductions	1.01%	1.07% A
Expenses net of fee waivers, if any	1.01%	1.07% A
Expenses net of all reductions	.93%	1.00% A
Net investment income (loss)	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,018	$ 29,544
Portfolio turnover rate G	123%	92%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned,

VIP Overseas Portfolio

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to certain foreign taxes, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustee expenses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 706,737,702
Unrealized depreciation	(35,151,851)
Net unrealized appreciation (depreciation)	671,585,851
Undistributed ordinary income	49,691,784
Undistributed long-term capital gain	224,671,947

Cost for federal income tax purposes	$ 2,649,989,372

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 42,074,416	$ 27,097,695

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,647,565,647 and $3,565,361,526, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 342,279
Service Class 2	1,510,257
Service Class R	129,525
Service Class 2R	150,770
$ 2,132,831

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class R pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class R pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,069,408
Service Class	232,658
Service Class 2	414,570
Initial Class R	153,209
Service Class R	86,391
Service Class 2R	40,534
Investor Class R	157,008
$ 2,153,778

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

VIP Overseas Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $736 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,913 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,205,967 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $7,301.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owner of record of 14% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 38% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is

Annual Report

Notes to Financial Statements - continued

8. Other - continued

made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 14,091,669	$ 9,625,631
Service Class	2,672,527	1,847,002
Service Class 2	3,822,324	1,745,414
Initial Class R	1,834,008	965,865
Service Class R	1,035,719	492,968
Service Class 2R	404,891	160,178
Investor Class R	387,994	-
Total	$ 24,249,132	$ 14,837,058
From net realized gain
Initial Class	$ 9,796,346	$ 7,533,103
Service Class	2,080,411	1,662,302
Service Class 2	3,312,681	1,745,414
Initial Class R	1,261,487	724,399
Service Class R	778,286	443,671
Service Class 2R	337,410	151,748
Investor Class R	258,663	-
Total	$ 17,825,284	$ 12,260,637

VIP Overseas Portfolio

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
Initial Class
Shares sold	8,304,320	7,401,949	$ 179,677,212	$ 132,174,303
Reinvestment of distributions	1,151,230	1,002,262	23,888,014	17,158,734
Shares redeemed	(16,836,811)	(18,372,431)	(368,119,935)	(325,484,696)
Net increase (decrease)	(7,381,261)	(9,968,220)	$ (164,554,709)	$ (176,151,659)
Service Class
Shares sold	1,974,850	2,681,647	$ 42,447,696	$ 47,720,466
Reinvestment of distributions	229,833	205,704	4,752,938	3,509,304
Shares redeemed	(3,102,957)	(5,311,978)	(67,340,790)	(91,468,586)
Net increase (decrease)	(898,274)	(2,424,627)	$ (20,140,156)	$ (40,238,816)
Service Class 2
Shares sold	7,511,166	7,706,445	$ 162,864,891	$ 135,627,664
Reinvestment of distributions	346,191	205,102	7,135,005	3,490,828
Shares redeemed	(2,840,731)	(1,690,309)	(60,833,342)	(30,166,445)
Net increase (decrease)	5,016,626	6,221,238	$ 109,166,554	$ 108,952,047
Initial Class R
Shares sold	2,772,603	2,614,989	$ 60,021,525	$ 46,966,500
Reinvestment of distributions	149,396	98,846	3,095,495	1,690,264
Shares redeemed	(1,817,333)	(1,307,426)	(39,551,862)	(22,938,002)
Net increase (decrease)	1,104,666	1,406,409	$ 23,565,158	$ 25,718,762
Service Class R
Shares sold	1,190,213	1,192,156	$ 25,640,889	$ 21,053,947
Reinvestment of distributions	87,845	54,935	1,814,005	936,639
Shares redeemed	(1,290,192)	(578,793)	(28,107,366)	(10,225,074)
Net increase (decrease)	(12,134)	668,298	$ (652,472)	$ 11,765,512
Service Class 2R
Shares sold	904,989	998,545	$ 19,265,401	$ 17,565,601
Reinvestment of distributions	36,227	18,435	742,301	311,926
Shares redeemed	(459,435)	(180,588)	(9,806,715)	(3,145,256)
Net increase (decrease)	481,781	836,392	$ 10,200,987	$ 14,732,271
Investor Class R
Shares sold	3,992,909	1,438,624	$ 86,366,168	$ 27,620,203
Reinvestment of distributions	31,194	-	646,657	-
Shares redeemed	(355,662)	(3,869)	(7,578,472)	(73,525)
Net increase (decrease)	3,668,441	1,434,755	$ 79,434,353	$ 27,546,678

A Share transactions for Investor Class R are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP Overseas Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Overseas. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Overseas. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Graeme Rockett (40)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Rockett also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rockett worked as a research analyst and portfolio manager. Mr. Rockett also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Overseas. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Overseas. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of VIP Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class R	02/09/07	02/09/07	$0.381	$1.660
Service Class R	02/09/07	02/09/07	$0.357	$1.660
Service Class 2R	02/09/07	02/09/07	$0.331	$1.660
Investor Class R	02/09/07	02/09/07	$0.367	$1.660

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $224,671,947, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	02/10/2006	$.332	$.022
Service Class R	02/10/2006	$.317	$.022
Service Class 2R	02/10/2006	$.300	$.022
Investor Class R	02/10/2006	$.338	$.022

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Overseas Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Overseas Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class R), as well as the fund's relative investment performance for each class (except Investor Class R) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class R, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

VIP Overseas Portfolio

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0207
1.781996.104

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Value Portfolio

VIP Value Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fundA
VIP Value - Initial Class	14.75%	8.91%	7.19%
VIP Value - Service ClassB	14.56%	8.80%	7.07%
VIP Value - Service Class 2 C	14.32%	8.61%	6.91%
VIP Value - Investor Class D	14.49%	8.85%	7.14%

A From May 9, 2001.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

VIP Value Portfolio

Management's Discussion of Fund Performance

Comments from Stephen DuFour, who managed VIP Value Portfolio for most of the period covered by this report

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the fiscal year ending December 31, 2006, the fund underperformed the Russell 3000® Value Index, which returned 22.34%. (For specific portfolio performance results, please refer to the performance section of this report.) Most of the fund's relative underperformance came from owning stocks whose returns, while generally strong, were not as good as those of some of the index's largest names. The fund's weakest results were in financials, consumer discretionary and consumer staples, while an underweighting in energy also hurt. The biggest detractors were Wal-Mart Stores and global insurance giant American International Group, as well as Canada's Talisman Energy, which suffered due to weak natural gas prices. A few good picks in the telecommunication services and materials sectors, as well as overweighting the semiconductors/semiconductor equipment group during the first half of the period, boosted the fund's return. The top contributors included such names as FormFactor, a maker of semiconductor wafers used to test integrated circuits, and coal producer Peabody Energy, which contributed due to the fund's timely trading of its stock. None of these stocks just mentioned was in the portfolio at period end.

Note to shareholders: Richard Fentin became Portfolio Manager of the fund on November 9, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Value Portfolio

VIP Value Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period * July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,114.90	$ 4.53
HypotheticalA	$ 1,000.00	$ 1,020.92	$ 4.33
Service Class
Actual	$ 1,000.00	$ 1,114.60	$ 5.06
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.84
Service Class 2
Actual	$ 1,000.00	$ 1,113.00	$ 5.86
HypotheticalA	$ 1,000.00	$ 1,019.66	$ 5.60
Investor Class
Actual	$ 1,000.00	$ 1,114.00	$ 5.22
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.85%
Service Class	.95%
Service Class 2	1.10%
Investor Class	.98%

Annual Report

VIP Value Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Baxter International, Inc.	1.9	0.0
Xerox Corp.	1.5	0.0
Tyco International Ltd.	1.3	0.0
Symbol Technologies, Inc.	1.1	0.0
Ceridian Corp.	1.1	0.0
Avon Products, Inc.	1.1	0.0
The Brink's Co.	1.1	0.0
Safeway, Inc.	1.0	0.0
Flextronics International Ltd.	1.0	0.0
Agilent Technologies, Inc.	1.0	0.0
	12.1
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	6.1
Consumer Discretionary	19.4	9.7
Financials	15.1	30.8
Health Care	10.5	7.9
Energy	7.5	10.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 97.6%		Stocks 95.5%
	Bonds 0.1%		Bonds 0.2%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	10.3%	**Foreign investments	1.0%

VIP Value Portfolio

VIP Value Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 0.2%
Gentex Corp.	11,100	$ 172,716
Automobiles - 1.1%
Monaco Coach Corp.	3,200	45,312
Nissan Motor Co. Ltd.	13,400	161,295
Renault SA	3,800	456,525
Winnebago Industries, Inc.	7,575	249,293
		912,425
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (a)	400	15,588
Service Corp. International	8,400	86,100
		101,688
Hotels, Restaurants & Leisure - 3.9%
Applebee's International, Inc.	3,300	81,411
Aristocrat Leisure Ltd.	9,700	121,749
Boyd Gaming Corp.	200	9,062
Brinker International, Inc.	15,900	479,544
Carnival Corp. unit	13,700	671,985
Domino's Pizza, Inc.	5,700	159,600
Gaylord Entertainment Co. (a)	4,000	203,720
OSI Restaurant Partners, Inc.	9,900	388,080
Rare Hospitality International, Inc. (a)	5,300	174,529
Royal Caribbean Cruises Ltd.	15,300	633,114
WMS Industries, Inc. (a)	6,800	237,048
		3,159,842
Household Durables - 3.2%
Ethan Allen Interiors, Inc.	5,643	203,769
Jarden Corp. (a)	7,300	253,967
La-Z-Boy, Inc.	7,500	89,025
Leggett & Platt, Inc.	21,200	506,680
Newell Rubbermaid, Inc.	10,200	295,290
Sealy Corp., Inc.	13,700	202,075
Sony Corp. sponsored ADR	1,700	72,811
The Stanley Works	14,500	729,205
Whirlpool Corp.	3,300	273,966
		2,626,788
Leisure Equipment & Products - 1.3%
Brunswick Corp.	11,800	376,420
Eastman Kodak Co.	22,000	567,600
Polaris Industries, Inc.	1,700	79,611
		1,023,631
Media - 4.2%
Clear Channel Communications, Inc.	12,700	451,358
E.W. Scripps Co. Class A	5,600	279,664
Gannett Co., Inc.	9,800	592,508
Getty Images, Inc. (a)	3,700	158,434
Live Nation, Inc. (a)	6,300	141,120
Omnicom Group, Inc.	3,200	334,528
R.H. Donnelley Corp.	7,800	489,294
The New York Times Co. Class A	11,500	280,140

	Shares	Value (Note 1)
The Reader's Digest Association, Inc. (non-vtg.)	9,210	$ 153,807
Tribune Co.	9,000	277,020
Viacom, Inc. Class B (non-vtg.) (a)	5,500	225,665
		3,383,538
Multiline Retail - 1.0%
Big Lots, Inc. (a)	4,792	109,833
Family Dollar Stores, Inc.	18,100	530,873
Sears Holdings Corp. (a)	500	83,965
Tuesday Morning Corp.	4,602	71,561
		796,232
Specialty Retail - 3.4%
AnnTaylor Stores Corp. (a)	700	22,988
AutoNation, Inc. (a)	3,800	81,016
AutoZone, Inc. (a)	1,100	127,116
Best Buy Co., Inc.	2,000	98,380
Gap, Inc.	28,800	561,600
Hot Topic, Inc. (a)	7,600	101,384
OfficeMax, Inc.	13,100	650,415
PETsMART, Inc.	11,800	340,548
Select Comfort Corp. (a)	4,132	71,855
Tiffany & Co., Inc.	12,100	474,804
Williams-Sonoma, Inc.	7,400	232,656
		2,762,762
Textiles, Apparel & Luxury Goods - 0.9%
Brown Shoe Co., Inc.	700	33,418
Liz Claiborne, Inc.	16,700	725,782
		759,200
TOTAL CONSUMER DISCRETIONARY		15,698,822
CONSUMER STAPLES - 5.8%
Beverages - 0.6%
Cott Corp. (a)	15,300	219,003
SABMiller PLC	10,400	239,335
		458,338
Food & Staples Retailing - 1.9%
Kroger Co.	10,700	246,849
Rite Aid Corp.	19,200	104,448
Safeway, Inc.	24,000	829,440
Sysco Corp.	10,900	400,684
		1,581,421
Food Products - 0.9%
Bunge Ltd.	1,800	130,518
Chiquita Brands International, Inc.	5,100	81,447
Corn Products International, Inc.	6,300	217,602
PAN Fish ASA (a)	5,000	4,571
Tyson Foods, Inc. Class A	20,300	333,935
		768,073
Household Products - 0.6%
Colgate-Palmolive Co.	7,500	489,300
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Personal Products - 1.2%
Avon Products, Inc.	27,600	$ 911,904
Playtex Products, Inc. (a)	2,000	28,780
		940,684
Tobacco - 0.6%
Altria Group, Inc.	5,470	469,435
TOTAL CONSUMER STAPLES		4,707,251
ENERGY - 7.5%
Energy Equipment & Services - 5.1%
Baker Hughes, Inc.	4,300	321,038
Cameron International Corp. (a)	8,200	435,010
ENSCO International, Inc.	4,700	235,282
FMC Technologies, Inc. (a)	8,300	511,529
GlobalSantaFe Corp.	4,300	252,754
Halliburton Co.	11,500	357,075
Hornbeck Offshore Services, Inc. (a)	663	23,669
National Oilwell Varco, Inc. (a)	11,100	679,098
Pride International, Inc. (a)	3,600	108,036
Smith International, Inc.	14,000	574,980
Superior Energy Services, Inc. (a)	900	29,412
Transocean, Inc. (a)	3,800	307,382
Weatherford International Ltd. (a)	6,700	279,993
		4,115,258
Oil, Gas & Consumable Fuels - 2.4%
Arch Coal, Inc.	10,300	309,309
Cabot Oil & Gas Corp.	5,100	309,315
EOG Resources, Inc.	3,500	218,575
EXCO Resources, Inc.	5,500	93,005
Foundation Coal Holdings, Inc.	9,900	314,424
Noble Energy, Inc.	2,900	142,303
Petroplus Holdings AG	1,030	62,529
Teekay Offshore Partners LP (a)	400	10,544
Ultra Petroleum Corp. (a)	2,800	133,700
Valero Energy Corp.	7,000	358,120
		1,951,824
TOTAL ENERGY		6,067,082
FINANCIALS - 15.0%
Capital Markets - 1.1%
Ameriprise Financial, Inc.	1,000	54,500
Janus Capital Group, Inc.	3,500	75,565
Merrill Lynch & Co., Inc.	4,900	456,190
State Street Corp.	2,710	182,762
TD Ameritrade Holding Corp.	9,200	148,856
		917,873
Commercial Banks - 1.2%
Appalachian Bancshares, Inc. (a)	100	1,925
Boston Private Financial Holdings, Inc.	3,700	104,377

	Shares	Value (Note 1)
JSC Halyk Bank of Kazakhstan GDR (a)(c)	700	$ 15,400
Popular, Inc.	2,700	48,465
UnionBanCal Corp.	2,800	171,500
Wachovia Corp.	8,800	501,160
Zions Bancorp	2,200	181,368
		1,024,195
Consumer Finance - 0.5%
Capital One Financial Corp.	5,100	391,782
Diversified Financial Services - 0.6%
Bank of America Corp.	4,120	219,967
JPMorgan Chase & Co.	5,000	241,500
		461,467
Insurance - 4.2%
AFLAC, Inc.	9,200	423,200
AMBAC Financial Group, Inc.	5,600	498,792
Genworth Financial, Inc. Class A (non-vtg.)	3,700	126,577
Marsh & McLennan Companies, Inc.	18,700	573,342
MBIA, Inc.	8,300	606,398
MetLife, Inc.	3,000	177,030
Montpelier Re Holdings Ltd.	2,000	37,220
Prudential Financial, Inc.	3,200	274,752
The St. Paul Travelers Companies, Inc.	7,800	418,782
Willis Group Holdings Ltd.	7,200	285,912
		3,422,005
Real Estate Investment Trusts - 5.2%
Alexandria Real Estate Equities, Inc.	2,000	200,800
American Financial Realty Trust (SBI)	8,900	101,816
Annaly Capital Management, Inc.	4,600	63,986
Developers Diversified Realty Corp.	4,300	270,685
Duke Realty LP	10,200	417,180
Education Realty Trust, Inc.	4,800	70,896
Equity Office Properties Trust	11,100	534,687
Equity Residential (SBI)	5,700	289,275
General Growth Properties, Inc.	11,923	622,738
GMH Communities Trust	4,500	45,675
Health Care Property Investors, Inc.	9,800	360,836
Kimco Realty Corp.	6,300	283,185
Public Storage, Inc.	3,600	351,000
Vornado Realty Trust	4,900	595,350
		4,208,109
Thrifts & Mortgage Finance - 2.2%
Countrywide Financial Corp.	8,700	369,315
Fannie Mae	12,500	742,375
Freddie Mac	7,100	482,090
Hudson City Bancorp, Inc.	16,700	231,796
		1,825,576
TOTAL FINANCIALS		12,251,007
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 10.5%
Biotechnology - 0.5%
Cephalon, Inc. (a)	4,700	$ 330,927
MedImmune, Inc. (a)	3,400	110,058
		440,985
Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	33,400	1,549,425
Becton, Dickinson & Co.	4,400	308,660
CONMED Corp. (a)	5,800	134,096
Dade Behring Holdings, Inc.	2,800	111,468
Wright Medical Group, Inc. (a)	6,900	160,632
		2,264,281
Health Care Providers & Services - 5.2%
AmerisourceBergen Corp.	1,100	49,456
Brookdale Senior Living, Inc.	4,200	201,600
Chemed Corp.	2,400	88,752
Community Health Systems, Inc. (a)	14,800	540,496
DaVita, Inc. (a)	3,200	182,016
Health Net, Inc. (a)	7,720	375,655
Laboratory Corp. of America Holdings (a)	2,400	176,328
McKesson Corp.	10,700	542,490
Medco Health Solutions, Inc. (a)	6,300	336,672
Omnicare, Inc.	3,500	135,205
Quest Diagnostics, Inc.	8,400	445,200
Triad Hospitals, Inc. (a)	5,000	209,150
United Surgical Partners International, Inc. (a)	10,500	297,675
UnitedHealth Group, Inc.	1,200	64,476
Universal Health Services, Inc. Class B	10,600	587,558
		4,232,729
Life Sciences Tools & Services - 0.9%
Charles River Laboratories International, Inc. (a)	7,000	302,750
Thermo Fisher Scientific, Inc. (a)	3,700	167,573
Varian, Inc. (a)	2,000	89,580
Waters Corp. (a)	4,000	195,880
		755,783
Pharmaceuticals - 1.1%
Schering-Plough Corp.	23,700	560,268
Teva Pharmaceutical Industries Ltd. sponsored ADR	9,900	307,692
		867,960
TOTAL HEALTH CARE		8,561,738
INDUSTRIALS - 7.3%
Aerospace & Defense - 0.3%
Honeywell International, Inc.	4,900	221,676
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (a)	3,700	301,550

	Shares	Value (Note 1)
Southwest Airlines Co.	6,200	$ 94,984
TAM SA (PN) sponsored ADR (ltd. vtg.)	4,800	144,048
		540,582
Building Products - 1.1%
American Standard Companies, Inc.	3,800	174,230
Masco Corp.	23,500	701,945
		876,175
Commercial Services & Supplies - 1.5%
Allied Waste Industries, Inc.	10,300	126,587
Clean Harbors, Inc. (a)	1,700	82,297
Navigant Consulting, Inc. (a)	4,700	92,872
Pike Electric Corp. (a)	4,100	66,953
The Brink's Co.	13,700	875,704
		1,244,413
Construction & Engineering - 0.6%
Fluor Corp.	5,600	457,240
Industrial Conglomerates - 1.3%
Tyco International Ltd.	35,000	1,064,000
Machinery - 0.9%
Albany International Corp. Class A	2,500	82,275
Deere & Co.	5,300	503,871
SPX Corp.	900	55,044
Wabash National Corp.	6,200	93,620
		734,810
Road & Rail - 0.7%
Canadian National Railway Co.	4,200	180,355
Con-way, Inc.	6,800	299,472
CSX Corp.	1,000	34,430
Laidlaw International, Inc.	3,000	91,290
		605,547
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. Trust	4,900	173,852
TOTAL INDUSTRIALS		5,918,295
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 1.0%
Alcatel-Lucent SA sponsored ADR	19,821	281,855
Motorola, Inc.	15,800	324,848
Nortel Networks Corp. (a)	7,910	212,200
Powerwave Technologies, Inc. (a)	4,100	26,445
		845,348
Computers & Peripherals - 2.8%
Diebold, Inc.	4,700	219,020
EMC Corp. (a)	11,200	147,840
Imation Corp.	3,800	176,434
Intermec, Inc. (a)	11,129	270,101
Komag, Inc. (a)	200	7,576
NCR Corp. (a)	11,300	483,188
Seagate Technology	29,900	792,350
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Sun Microsystems, Inc. (a)	17,900	$ 97,018
Western Digital Corp. (a)	6,200	126,852
		2,320,379
Electronic Equipment & Instruments - 5.6%
Agilent Technologies, Inc. (a)	23,300	812,005
Arrow Electronics, Inc. (a)	13,800	435,390
Avnet, Inc. (a)	21,079	538,147
CDW Corp.	4,500	316,440
Celestica, Inc. (sub. vtg.) (a)	36,100	281,122
Flextronics International Ltd. (a)	72,000	826,560
Ingram Micro, Inc. Class A (a)	11,100	226,551
Jabil Circuit, Inc.	3,300	81,015
Solectron Corp. (a)	38,800	124,936
Symbol Technologies, Inc.	62,600	935,244
		4,577,410
Internet Software & Services - 0.9%
Open Text Corp. (a)	2,200	45,132
ValueClick, Inc. (a)	6,000	141,780
Yahoo!, Inc. (a)	19,800	505,692
		692,604
IT Services - 2.0%
Ceridian Corp. (a)	33,000	923,340
Hewitt Associates, Inc. Class A (a)	17,100	440,325
Satyam Computer Services Ltd. sponsored ADR	10,200	244,902
Unisys Corp. (a)	3,600	28,224
		1,636,791
Office Electronics - 1.5%
Xerox Corp. (a)	71,200	1,206,840
Semiconductors & Semiconductor Equipment - 4.5%
AMIS Holdings, Inc. (a)	10,700	113,099
Amkor Technology, Inc. (a)	5,500	51,370
Applied Materials, Inc.	23,800	439,110
ASML Holding NV (NY Shares) (a)	21,100	519,693
Atmel Corp. (a)	11,100	67,155
DSP Group, Inc. (a)	2,200	47,740
Fairchild Semiconductor International, Inc. (a)	36,400	611,884
Integrated Device Technology, Inc. (a)	16,200	250,776
Intersil Corp. Class A	16,100	385,112
Maxim Integrated Products, Inc.	7,400	226,588
MKS Instruments, Inc. (a)	7,800	176,124
National Semiconductor Corp.	25,900	587,930
Spansion, Inc. Class A	10,500	156,030
		3,632,611
Software - 1.2%
Fair, Isaac & Co., Inc.	5,500	223,575
Hyperion Solutions Corp. (a)	6,400	230,016
Parametric Technology Corp. (a)	4,200	75,684

	Shares	Value (Note 1)
Quest Software, Inc. (a)	3,700	$ 54,205
Symantec Corp. (a)	19,600	408,660
		992,140
TOTAL INFORMATION TECHNOLOGY		15,904,123
MATERIALS - 3.6%
Chemicals - 1.6%
Arkema sponsored ADR (a)	900	46,035
Ashland, Inc.	3,100	214,458
Chemtura Corp.	40,300	388,089
Cytec Industries, Inc.	8,100	457,731
Georgia Gulf Corp.	1,900	36,689
H.B. Fuller Co.	3,700	95,534
Lubrizol Corp.	1,333	66,823
OMNOVA Solutions, Inc. (a)	3,400	15,572
		1,320,931
Containers & Packaging - 0.9%
Owens-Illinois, Inc.	41,300	761,985
Metals & Mining - 1.1%
Alcan, Inc.	6,500	316,527
Alcoa, Inc.	11,000	330,110
Compass Minerals International, Inc.	1,400	44,184
Newmont Mining Corp.	3,100	139,965
Oregon Steel Mills, Inc. (a)	700	43,687
		874,473
TOTAL MATERIALS		2,957,389
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	12,500	446,875
BellSouth Corp.	10,200	480,522
Citizens Communications Co.	15,000	215,550
NTELOS Holding Corp.	6,400	114,432
Telenor ASA sponsored ADR	2,300	129,789
Verizon Communications, Inc.	9,600	357,504
		1,744,672
Wireless Telecommunication Services - 1.2%
ALLTEL Corp.	6,200	374,976
Dobson Communications Corp. Class A	20,900	182,039
MTN Group Ltd.	5,400	65,747
Sprint Nextel Corp.	14,500	273,905
Vivo Participacoes SA (PN) sponsored ADR	9,700	39,770
		936,437
TOTAL TELECOMMUNICATION SERVICES		2,681,109
UTILITIES - 5.6%
Electric Utilities - 2.6%
Allegheny Energy, Inc. (a)	9,000	413,190
Edison International	9,400	427,512
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Entergy Corp.	6,500	$ 600,080
FPL Group, Inc.	5,800	315,636
PPL Corp.	9,200	329,728
		2,086,146
Gas Utilities - 0.4%
Energen Corp.	1,400	65,716
Equitable Resources, Inc.	7,086	295,841
		361,557
Independent Power Producers & Energy Traders - 1.9%
AES Corp. (a)	11,800	260,072
Constellation Energy Group, Inc.	6,200	426,994
NRG Energy, Inc.	6,300	352,863
TXU Corp.	9,600	520,416
		1,560,345
Multi-Utilities - 0.7%
CMS Energy Corp. (a)	9,700	161,990
Public Service Enterprise Group, Inc.	6,200	411,556
		573,546
TOTAL UTILITIES		4,581,594
TOTAL COMMON STOCKS (Cost $76,335,529)		79,328,410
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.1%
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. 4.75%	3,100	114,700
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	1,000	52,500
TOTAL PREFERRED STOCKS (Cost $167,146)		167,200
Convertible Bonds - 0.1%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 60,000	$ 64,218
TOTAL CONVERTIBLE BONDS (Cost $60,000)		64,218
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 5.37% (b) (Cost $2,141,063)	2,141,063	2,141,063
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $78,703,738)		81,700,891
NET OTHER ASSETS - (0.3)%		(224,911)
NET ASSETS - 100%		$ 81,475,980
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,400 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 105,329
Fidelity Securities Lending Cash Central Fund	190
Total	$ 105,519
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.7%
Canada	1.7%
Cayman Islands	1.3%
Singapore	1.0%
Others (individually less than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio

VIP Value Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $76,562,675)	$ 79,559,828
Fidelity Central Funds (cost $2,141,063)	2,141,063
Total Investments (cost $78,703,738)		$ 81,700,891
Receivable for investments sold		208,307
Dividends receivable		92,947
Interest receivable		9,323
Prepaid expenses		282
Receivable from investment adviser for expense reductions		1,905
Other receivables		1,291
Total assets		82,014,946

Liabilities
Payable for investments purchased	$ 435,344
Payable for fund shares redeemed	1
Accrued management fee	37,815
Distribution fees payable	1,689
Other affiliated payables	10,823
Other payables and accrued expenses	53,294
Total liabilities		538,966

Net Assets		$ 81,475,980
Net Assets consist of:
Paid in capital		$ 72,640,981
Distributions in excess of net investment income		(823)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,838,678
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,997,144
Net Assets		$ 81,475,980

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($35,416,128 ÷ 2,480,698 shares)	$ 14.28

Service Class: Net Asset Value, offering price and redemption price per share ($1,017,118 ÷ 71,443 shares)	$ 14.24

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,803,446 ÷ 551,684 shares)	$ 14.14

Investor Class: Net Asset Value, offering price and redemption price per share ($37,239,288 ÷ 2,610,731 shares)	$ 14.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Value Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006
Investment Income
Dividends		$ 1,050,828
Interest		2,708
Income from Fidelity Central Funds		105,519
Total income		1,159,055

Expenses
Management fee	$ 327,306
Transfer agent fees	82,292
Distribution fees	16,369
Accounting and security lending fees	23,896
Custodian fees and expenses	36,448
Independent trustees' compensation	199
Audit	46,804
Legal	2,399
Miscellaneous	19,101
Total expenses before reductions	554,814
Expense reductions	(14,464)	540,350
Net investment income (loss)		618,705
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,460,490
Foreign currency transactions	3,200
Total net realized gain (loss)		6,463,690
Change in net unrealized appreciation (depreciation) on: Investment securities	1,104,525
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		1,104,515
Net gain (loss)		7,568,205
Net increase (decrease) in net assets resulting from operations		$ 8,186,910

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 618,705	$ 157,283
Net realized gain (loss)	6,463,690	(51,162)
Change in net unrealized appreciation (depreciation)	1,104,515	1,165,733
Net increase (decrease) in net assets resulting from operations	8,186,910	1,271,854
Distributions to shareholders from net investment income	(679,326)	(164,984)
Distributions to shareholders from net realized gain	(399,094)	-
Total distributions	(1,078,420)	(164,984)
Share transactions - net increase (decrease)	38,361,583	29,516,298
Total increase (decrease) in net assets	45,470,073	30,623,168

Net Assets
Beginning of period	36,005,907	5,382,739
End of period (including distributions in excess of net investment income of $823 and distributions in excess of net investment income of $823, respectively)	$ 81,475,980	$ 36,005,907

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 11.97	$ 10.86	$ 8.12	$ 9.64
Income from Investment Operations
Net investment income (loss) C	.16	.15	.14 F	.05	.03
Net realized and unrealized gain (loss)	1.70	.58	1.08	2.72	(1.54)
Total from investment operations	1.86	.73	1.22	2.77	(1.51)
Distributions from net investment income	(.13)	(.07)	(.11)	(.03)	(.01)
Distributions from net realized gain	(.08)	-	-	-	-
Total distributions	(.21)	(.07)	(.11)	(.03)	(.01)
Net asset value, end of period	$ 14.28	$ 12.63	$ 11.97	$ 10.86	$ 8.12
Total Return A,B	14.75%	6.09%	11.24%	34.16%	(15.66)%
Ratios to Average Net Assets D,G
Expenses before reductions	.88%	1.19%	2.65%	4.32%	3.60%
Expenses net of fee waivers, if any	.85%	.85%	1.00%	1.28%	1.50%
Expenses net of all reductions	.84%	.78%	.95%	1.22%	1.45%
Net investment income (loss)	1.16%	1.21%	1.26%	.57%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,416	$ 18,478	$ 583	$ 413	$ 261
Portfolio turnover rate E	263%	181%	155%	164%	192%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.60	$ 11.93	$ 10.84	$ 8.12	$ 9.64
Income from Investment Operations
Net investment income (loss) C	.14	.13	.13 F	.05	.02
Net realized and unrealized gain (loss)	1.69	.60	1.07	2.70	(1.53)
Total from investment operations	1.83	.73	1.20	2.75	(1.51)
Distributions from net investment income	(.11)	(.06)	(.11)	(.03)	(.01)
Distributions from net realized gain	(.08)	-	-	-	-
Total distributions	(.19)	(.06)	(.11)	(.03)	(.01)
Net asset value, end of period	$ 14.24	$ 12.60	$ 11.93	$ 10.84	$ 8.12
Total Return A,B	14.56%	6.08%	11.07%	33.91%	(15.66)%
Ratios to Average Net Assets D,G
Expenses before reductions	.96%	1.60%	2.75%	4.35%	3.64%
Expenses net of fee waivers, if any	.95%	.97%	1.10%	1.35%	1.60%
Expenses net of all reductions	.94%	.90%	1.04%	1.29%	1.55%
Net investment income (loss)	1.06%	1.09%	1.17%	.50%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,017	$ 1,232	$ 1,225	$ 972	$ 803
Portfolio turnover rate E	263%	181%	155%	164%	192%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.87	$ 10.80	$ 8.10	$ 9.64
Income from Investment Operations
Net investment income (loss) C	.12	.11	.11 F	.03	.01
Net realized and unrealized gain (loss)	1.67	.59	1.07	2.70	(1.54)
Total from investment operations	1.79	.70	1.18	2.73	(1.53)
Distributions from net investment income	(.10)	(.04)	(.11)	(.03)	(.01)
Distributions from net realized gain	(.08)	-	-	-	-
Total distributions	(.18)	(.04)	(.11)	(.03)	(.01)
Net asset value, end of period	$ 14.14	$ 12.53	$ 11.87	$ 10.80	$ 8.10
Total Return A,B	14.32%	5.92%	10.93%	33.75%	(15.87)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.15%	1.76%	2.93%	4.50%	3.78%
Expenses net of fee waivers, if any	1.10%	1.11%	1.25%	1.51%	1.75%
Expenses net of all reductions	1.09%	1.05%	1.20%	1.45%	1.70%
Net investment income (loss)	.91%	.94%	1.01%	.34%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,803	$ 5,262	$ 3,575	$ 2,865	$ 1,698
Portfolio turnover rate E	263%	181%	155%	164%	192%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 12.23
Income from Investment Operations
Net investment income (loss) E	.14	.06
Net realized and unrealized gain (loss)	1.69	.40
Total from investment operations	1.83	.46
Distributions from net investment income	(.12)	(.06)
Distributions from net realized gain	(.08)	-
Total distributions	(.20)	(.06)
Net asset value, end of period	$ 14.26	$ 12.63
Total Return B,C,D	14.49%	3.77%
Ratios to Average Net Assets F,I
Expenses before reductions	.99%	1.27% A
Expenses net of fee waivers, if any	.99%	1.00% A
Expenses net of all reductions	.98%	.93% A
Net investment income (loss)	1.01%	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,239	$ 11,034
Portfolio turnover rate G	263%	181%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,892,207
Unrealized depreciation	(983,189)
Net unrealized appreciation (depreciation)	2,909,018
Undistributed ordinary income	4,414,941
Undistributed long-term capital gain	1,511,040

Cost for federal income tax purposes	$ 78,791,873

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 679,326	$ 164,984
Long-term Capital Gains	399,094	-
Total	$ 1,078,420	$ 164,984

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

VIP Value Portfolio

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $185,003,568 and $148,466,082, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,137
Service Class 2	15,232
$ 16,369

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 23,323
Service Class	783
Service Class 2	6,951
Investor Class	51,235
$ 82,292

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,802 for the period.

5. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $190.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $125 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	.85%	$ 7,281
Service Class	.95%	109
Service Class 2	1.10%	3,093
		$ 10,483

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,223 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the VIP Freedom Funds were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund. FMR or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Value Portfolio

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 318,535	$ 89,975
Service Class	7,837	5,479
Service Class 2	54,899	17,885
Investor Class	298,055	51,645
Total	$ 679,326	$ 164,984
From net realized gain
Initial Class	$ 178,524	$ -
Service Class	6,106	-
Service Class 2	40,164	-
Investor Class	174,300	-
Total	$ 399,094	$ -

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	1,717,374	1,616,990	$ 23,109,773	$ 19,824,294
Reinvestment of distributions	35,172	7,031	497,059	89,975
Shares redeemed	(734,411)	(210,164)	(9,841,607)	(2,622,897)
Net increase (decrease)	1,018,135	1,413,857	$ 13,765,225	$ 17,291,372
Service Class
Shares sold	4,080	16,046	$ 54,164	$ 191,885
Reinvestment of distributions	996	432	13,943	5,479
Shares redeemed	(31,433)	(21,359)	(416,806)	(258,061)
Net increase (decrease)	(26,357)	(4,881)	$ (348,699)	$ (60,697)
Service Class 2
Shares sold	287,117	290,671	$ 3,801,302	$ 3,489,876
Reinvestment of distributions	6,799	1,418	95,063	17,885
Shares redeemed	(162,347)	(173,072)	(2,133,061)	(2,100,168)
Net increase (decrease)	131,569	119,017	$ 1,763,304	$ 1,407,593
Investor Class
Shares sold	2,184,810	876,622	$ 29,121,152	$ 10,912,909
Reinvestment of distributions	33,389	4,035	472,355	51,645
Shares redeemed	(481,144)	(6,981)	(6,411,754)	(86,524)
Net increase (decrease)	1,737,055	873,676	$ 23,181,753	$ 10,878,030

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2007

VIP Value Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Value. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Richard B. Fentin (51)

Year of Election or Appointment: 2006
Vice President of VIP Value. Mr. Fentin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fentin worked as a research analyst, portfolio assistant and manager. Mr. Fentin also serves as Senior Vice President of FMR (1993) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2001 Assistant Treasurer of VIP Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Value Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$0.985
Service Class	02/09/07	02/09/07	$0.985
Service Class 2	02/09/07	02/09/07	$0.985
Investor Class	02/09/07	02/09/07	$0.985

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $1,859,506, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Value Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	17,902,425,874.20	95.888
Withheld	767,753,174.62	4.112
TOTAL	18,670,179,048.82	100.000
Albert R. Gamper, Jr.
Affirmative	17,903,848,885.90	95.895
Withheld	766,330,162.92	4.105
TOTAL	18,670,179,048.82	100.000
Robert M. Gates
Affirmative	17,872,803,847.04	95.729
Withheld	797,375,201.78	4.271
TOTAL	18,670,179,048.82	100.000
George H. Heilmeier
Affirmative	17.870,083,099.32	95.715
Withheld	800,095,949.50	4.285
TOTAL	18,670,179,048.82	100.000
Edward C. Johnson 3d
Affirmative	17,855,450,949.13	95.636
Withheld	814,728,099.69	4.364
TOTAL	18,670,179,048.82	100.000
Stephen P. Jonas
Affirmative	17,891,792,907.31	95.831
Withheld	778,386,141.51	4.169
TOTAL	18,670,179,048.82	100.000
James H. KeyesB
Affirmative	17,882,873,107.76	95.783
Withheld	787,305,941.06	4.217
TOTAL	18,670,179,048.82	100.000
Marie L. Knowles
Affirmative	17,891,908,567.08	95.831
Withheld	778,270,481.74	4.169
TOTAL	18,670,179,048.82	100.000
Ned C. Lautenbach
Affirmative	17,899,551,251.03	95.872
Withheld	770,627,797.79	4.128
TOTAL	18,670,179,048.82	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	17,860,461,325.05	95.663
Withheld	809,717,723.77	4.337
TOTAL	18,670,179,048.82	100.000
Robert L. Reynolds
Affirmative	17,894,978,918.13	95.848
Withheld	775,200,130.69	4.152
TOTAL	18,670,179,048.82	100.000
Cornelia M. Small
Affirmative	17,897,519,970.69	95.862
Withheld	772,659,078.13	4.138
TOTAL	18,670,179,048.82	100.000
William S. Stavropoulos
Affirmative	17,871,058,112.55	95.720
Withheld	799,120,936.27	4.280
TOTAL	18,670,179,048.82	100.000
Kenneth L. Wolfe
Affirmative	17,886,340,376.33	95.802
Withheld	783,838,672.49	4.198
TOTAL	18,670,179,048.82	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Value Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the second quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Portfolio

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Service Class ranked below its competitive median for 2005, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

VIP Value Portfolio

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

VIP Value Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0207
1.768949.105

Item 2. Code of Ethics

As of the end of the period, December 31, 2006, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio and Overseas Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$88,000	$87,000
Growth Portfolio	$74,000	$77,000
High Income Portfolio	$73,000	$67,000
Money Market Portfolio	$38,000	$35,000
Overseas Portfolio	$61,000	$55,000
All funds in the Fidelity Group of Funds audited by PwC	$13,900,000	$12,300,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Value Portfolio (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Value Portfolio	$34,000	$33,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,700,000	$5,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$0	$0
Growth Portfolio	$0	$0
High Income Portfolio	$0	$0
Money Market Portfolio	$0	$0
Overseas Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Value Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$3,600	$3,400
Growth Portfolio	$2,700	$2,500
High Income Portfolio	$2,700	$2,500
Money Market Portfolio	$1,800	$1,700
Overseas Portfolio	$4,600	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A	2005A
Value Portfolio	$4,500	$4,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Equity-Income Portfolio	$9,000	$10,900
Growth Portfolio	$7,200	$9,400
High Income Portfolio	$2,200	$2,800
Money Market Portfolio	$2,100	$2,300
Overseas Portfolio	$3,300	$3,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006A	2005A
Value Portfolio	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$125,000	$190,000
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by PwC of $1,355,000A and $1,340,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$165,000	$250,000
Non-Covered Services	$1,190,000	$1,090,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by Deloitte Entities of $720,000A and $400,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$185,000	$150,000
Non-Covered Services	$535,000	$250,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 16, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	February 16, 2007